Highland Funds II
Prospectus
February 1, 2015
	Class A	Class C	Class R	Class Y
Equity Funds
Highland Dividend Equity Fund	HDFAX	HDFCX	HDFRX	HDFYX
Highland Energy MLP Fund	HEFAX	HEFCX	HEFRX	HEFYX
Highland Premier Growth Equity Fund	HPEAX	HPECX	HPERX	HPEYX
Highland Small-Cap Equity Fund	HSZAX	HSZCX	HSZRX	HSZYX
Income Funds
Highland Fixed Income Fund	HFBAX	HFBCX	HFBRX	HFBYX
Highland Tax-Exempt Fund	HTXAX	HTXCX	—	HTXYX
Asset Allocation Funds
Highland Global Allocation Fund	HCOAX	HCOCX	HCORX	HCOYX
Highland Total Return Fund	HTAAX	HTACX	HTARX	HTAYX

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Not FDIC Insured
May Lose Value
No Bank Guarantee

Highland Dividend Equity Fund

Investment Objective
The investment objective of Highland Dividend Equity Fund (“Highland Dividend Equity Fund” or the “Fund”) is to provide above average dividend yields with the potential for long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	0.50%	None
Other Expenses	0.59%	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.95%	2.60%	2.10%	1.60%
Expense Reimbursement[4]	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.36%	2.01%	1.51%	1.01%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[4]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 1.00% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
1

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,098	$1,515	$2,675
Class C
if you did not sell your shares	$204	$ 752	$1,327	$2,890
if you sold all your shares at the end of the period	$304	$ 752	$1,327	$2,890
Class R	$154	$ 601	$1,074	$2,383
Class Y	$103	$ 447	$ 815	$1,850
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective under normal market conditions by investing, directly and indirectly (e.g., through investments in derivatives or other pooled investment vehicles), at least 80% of its net assets, plus any borrowings for investment purposes, in equity investments that pay or expect to pay dividends. The term “equity investments” refers to direct and indirect investments in common stocks, preferred stocks and convertible securities. The Fund may invest without limitation in equity investments tied economically to any country in the world, including emerging market countries.
In addition to dividend-paying equity investments, the Fund may invest up to 20% of its assets, plus any borrowings for investment purposes, in a variety of other instruments including fixed income securities (including “junk securities”), exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and warrants. The Fund may use derivatives, primarily swaps, options and futures, to an unlimited extent to hedge various investments for risk management and for speculative purposes. The Fund’s investments in derivatives and other types of pooled investment vehicles that invest in equity investments that pay or expect to pay dividends are intended to provide substantially similar economic exposure to direct investments in such dividend-paying equity investments.
The Fund seeks to invest in high-quality, income generating stocks that offer attractive valuations with below-market risk profiles. The Fund may invest in securities of any market capitalization.
In selecting investments for the Fund, Brookmont Capital Management, LLC (“Brookmont”), sub-adviser of the Fund, reviews macroeconomic data to determine the allocation of investments among various economic sectors. Brookmont seeks to avoid making large sector bets or focusing on individual issuers. Instead, investments are made in securities in all ten economic sectors defined by the S&P 500® Index. Once the sector allocations are determined, Brookmont reviews the investment universe and selects investments based on factors such as dividend yield, the issuer’s debt level, projected cash flow, history of dividend increases, and earnings potential.
The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
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Highland Funds II Prospectus
February 1, 2015

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Dividend-Paying Stock Risk is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. Additionally, a fund pursuing a dividend-oriented investment strategy may at times underperform other funds that invest more broadly or that have different investment styles.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Exchange-Traded Notes Risk is the risk that ETNs in which the Fund may invest are subject to credit risk and the value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or other related markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events. ETNs are debt securities whose returns are linked to a particular index. The Fund will bear its proportionate share of any fees and expenses borne by the ETN.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value for these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
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Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. As of the date of this Prospectus, no Class R Shares of the Fund are outstanding. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 12.33% for the quarter ended March 31, 2013 and the lowest calendar quarter total return was -3.57% for the quarter ended September 30, 2014.
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Highland Funds II Prospectus
February 1, 2015

Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	Since Inception
Class A (inception 11/23/11)
Return Before Taxes	-2.22%	14.19%
Return After Taxes on Distributions	-3.25%	13.29%
Return After Taxes on Distributions and Sale of Fund Shares	-0.40%	11.00%
Return Before Taxes
Class C (inception 11/15/11)	2.02%	13.70%
Class Y (inception 11/14/11)	4.05%	14.83%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) (inception 12/01/11)	13.45%	21.05%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Returns for Class R Shares will vary from the returns for Class A Shares only to the extent of the different expenses of each share class.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and Brookmont Capital Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund. The portfolio manager for the Fund is:
Portfolio Manager	Portfolio manager experience in this Fund	Title with Sub-Adviser
Robert Bugg	3 years	Principal, Chief Investment Officer
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Dividend Equity Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
5

Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Highland Energy MLP Fund

Investment Objective
The investment objective of Highland Energy MLP Fund (“Highland Energy MLP Fund” or the “Fund”) is to provide investors with current income and capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	1.71%	1.71%	1.71%	1.71%
Deferred Income Tax Expense[3]	7.58%	7.58%	7.58%	7.58%
Total Annual Fund Operating Expenses[4]	10.54%	11.29%	10.79%	10.29%
Expense Reimbursement[5]	1.61%	1.61%	1.61%	1.61%
Total Annual Fund Operating Expenses After Expense Reimbursement	8.93%	9.68%	9.18%	8.68%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on equity securities of master limited partnerships (“MLPs”) considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred tax liability cannot be reliably predicted from year to year. See “Net Asset Value” in the Fund’s prospectus. Total annual Fund operating expenses before deferred taxes (after expense reimbursement) were 1.35%, 2.10%, 1.60%, and 1.10% for Class A, Class C, Class R, and Class Y shares, respectively.
[4]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund but do not include deferred income tax expenses.
[5]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
7

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$1,400	$3,205	$4,815	$8,122
Class C
if you did not sell your shares	$ 945	$2,964	$4,737	$8,282
if you sold all your shares at the end of the period	$1,045	$2,964	$4,737	$8,282
Class R	$ 899	$2,849	$4,579	$8,101
Class Y	$ 852	$2,731	$4,416	$7,907
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) investments. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of MLPs investments, as defined below. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities. Certain of the benefits Fund shareholders are expected to derive from the Fund’s MLP investments depend largely on the MLPs’ treatment as partnerships for U.S. federal income tax purposes. See “MLP Tax Risk” below for additional details.
In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, that are not MLP investments, such as equity securities, equity-linked securities, fixed income securities (including “junk securities”), and money market securities. The Fund may invest without limitation in Exchange Traded Funds (“ETFs”) and may invest up to 20% of the value of its total assets in ETFs that do not provide exposure to MLPs. The Fund may invest in securities of issuers of any market capitalization. The Fund may invest in securities of any credit quality.
The Fund may invest in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units (such as the Euro). At times, the Fund intends to hedge currency exposure resulting from investments denominated in non U.S. currencies.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options and foreign currency transactions (e.g., foreign currency swaps, futures, and forwards), as tools in the management of portfolio assets. The Fund may also use such derivatives to hedge various investments for risk management and for speculative purposes.
The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk.
The Fund’s investment strategy utilizes the analytical models of Highland Capital Management, L.P. (“HCM” or the “Sub-Adviser”) to evaluate potential investments. In selecting investments for the Fund, HCM typically focuses on MLP issuers that it believes: (i) have stable cash flows and pay regular distributions; (ii) have potential for long-term distribution growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, acquisitions, sale or spin-off of a division;
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Highland Funds II Prospectus
February 1, 2015

(iv) are well-managed;(v) will benefit from favorable demand and supply dynamics for its products and services; (vi) are best in class; and/or (vii) are underappreciated by market analysts. HCM will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.
HCM may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that HCM believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that HCM believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open. Short sales that are not made “against-the-box” could result in unlimited loss.
HCM generates investment ideas from a variety of different sources. These include, but are not limited to, screening software that analyzes both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. HCM will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and industry trends. HCM will make investments without regard to a company’s level of capitalization. HCM is an affiliated of the Adviser.
The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the
Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Industry Concentration Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.
MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund intends to invest substantially in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.
MLP Tax Risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as
9

well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.
Fund-Related Tax Risks are tax risks related to an investment in the Fund, including, but not limited to:
•	C Corporation Structure Tax Risks. The Fund was formed in 2011 as a regulated investment company under the Internal Revenue Code of 1986, as amended. It adopted its current investing strategy during its taxable year that began in October, 2012. Because the Fund invests and intends to invest primarily in MLPs, it no longer qualifies for treatment as a regulated investment company, and has not so qualified since 2012. Instead, the Fund is treated as a C corporation. Accordingly, unlike most mutual funds, the Fund is not entitled to pass-through tax treatment. Instead, the Fund generally will be subject to U.S. federal income tax on its investment income and gains at the rates applicable to corporations as well as state and local taxes. Based on a review of the historic results of the types of MLPs in which the Fund invests, HCM currently expects that, from time to time, the cash distributions the Fund receives with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. Any such excess in a taxable year is not treated as income to the Fund, but rather as a tax-deferred return of capital to the Fund for U.S. federal income tax purposes, to the extent of the Fund’s basis in the MLP securities. Distributions the Fund receives from a MLP that exceed the Fund’s basis in the securities of that MLP are treated as taxable income or gains in the Fund’s hands.
The Fund’s receipt of return-of-capital distributions from MLPs also causes the Fund’s taxable income or gains to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund, and may cause taxable income or gains to be higher upon receipt of subsequent distributions from the MLP security by the Fund in later periods. The Fund’s corporate income tax liability may be materially affected by, and may fluctuate materially from year to year depending on, a number of factors relating to the Fund and/or its MLP or other investments, including the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.
The Fund's tax liability each year will not be finally known until the Fund completes its annual tax return. The Fund's tax estimates could vary substantially from the actual liability and therefore the final determination of the Fund's actual tax liability may have a material impact on the Fund's net asset value. See "Calculation of NAV Risk" below. The payment of any corporate income taxes imposed on the Fund decreases the value of the Fund’s shares and the amount of cash available for distribution to shareholders.
Due to the tax treatment of the Fund’s allocations and distributions from MLPs, as described above, HCM currently expects that a significant portion of the Fund's distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits) and thus will not be subject U.S. federal income tax to the extent of the shareholder's basis in its Fund shares. However, no assurance can be given in this regard and the extent to which the Fund is able to make return of capital distributions can vary materially from year to year.
•	Calculation of Net Asset Value (“NAV”) Risk. In calculating the Fund's daily net asset value in accordance with generally accepted accounting principles, the Fund accounts for its deferred tax liability and/or asset balances. The Fund accrues a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (generally at a rate of 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating income or gains. Any deferred tax liability balance reduces the Fund's net asset value. Upon the Fund's sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which increases the Fund’s liability for corporate income taxes.
•	The Fund accrues a deferred tax asset balance, which reflects an estimate of the Fund's future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax
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Highland Funds II Prospectus
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asset balance increases the Fund's net asset value. To the extent the Fund has a deferred tax asset balance, the Fund assesses whether a valuation allowance, which would offset the value of some or all of the Fund's deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund's deferred tax asset. The Fund assesses whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund's daily net asset value; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's daily net asset value, the application of such final valuation allowance could have a material impact on the Fund's net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share, which could be material.
•	Tax Law Changes Risk. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or its MLPs or other investments, and could adversely affect the Fund and its shareholders. In some cases, such changes could have retroactive effect.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.
•	Changes in the regulatory environment could adversely affect the profitability of MLPs.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller
11

size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
Industry Specific Risk is the risk that the MLPs in which the Fund invests will be impacted by risks specific to the industry MLPs serve, including the following:
•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, could impact an MLP’s ability to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of MLPs.
•	Extreme weather and environmental hazards could impact the value of MLP securities.
•	Rising interest rates could result in a higher cost of capital and drive investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Legislation Risk is the risk that to the extent that state, federal or international regulators impose additional requirements or restrictions with respect to MLPs, the availability of MLP investments may be adversely affected.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Management Risk is the risk associated with the Sub-Adviser’s ability to achieve the Fund’s investment objective. The Sub-Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s
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Highland Funds II Prospectus
February 1, 2015

shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
Non-Payment Risk is the risk of non-payment of scheduled interest and/or principal with respect to debt securities. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares
Restricted Securities Risk is the risk that the Sub-Adviser may not be able to sell restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Code. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.
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Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 11.83% for the quarter ended June 30, 2014 and the lowest calendar quarter total return was -7.79% for the quarter ended December 31, 2014.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	Since Inception
Class A (inception 12/01/11)
Return Before Taxes	2.45%	9.03%
Return After Taxes on Distributions	2.27%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares	1.54%	6.42%
Return Before Taxes
Class C (inception 12/01/11)	6.91%	10.41%
Class R (inception 12/01/11)	8.42%	10.96%
Class Y (inception 12/01/11)	8.95%	11.56%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes) (inception 12/01/11)	4.80%	13.61%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. (the “Adviser”) serves as the investment adviser to the Fund and Highland Capital Management, L.P., an affiliate of the Adviser, serves as the sub-adviser (the “Sub-Adviser”) to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
James Dondero	Less than 1 year	Senior Portfolio Manager
Matthew Gray	3 years	Director
Jon Poglitsch	3 years	Managing Director
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Energy MLP Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
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Highland Funds II Prospectus
February 1, 2015

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that (i), to the extent of the Fund’s earnings and profits, will generally be taxable to you as ordinary income or qualified dividend income and (ii), to the extent in excess of the Fund’s earnings and profits, will generally be treated as a tax-free return of capital to you to the extent of your basis in your Fund shares and thereafter taxable to you as capital gain, in each case unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
15

Highland Premier Growth Equity Fund

Investment Objective
The investment objective of Highland Premier Growth Equity Fund (“Highland Premier Growth Equity Fund” or the “Fund”) is to seek long-term growth of capital and future income rather than current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.16%	1.91%	1.41%	0.91%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,904
Class C
if you did not sell your shares	$194	$600	$1,032	$2,233
if you sold all your shares at the end of the period	$294	$600	$1,032	$2,233
Class R	$144	$447	$ 772	$1,691
Class Y	$ 93	$291	$ 505	$1,120
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.
Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/ advised by GE Asset Management Incorporated (“GEAM” or the “Sub-Adviser”), the Fund’s sub-adviser. The Fund invests primarily in a limited number of large- and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio manager will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.
16

Highland Funds II Prospectus
February 1, 2015

The portfolio manager seeks to identify securities of companies with characteristics such as:
•	above-average annual growth rates
•	financial strength (favorable debt ratios and other financial characteristics)
•	leadership in their respective industries
•	high quality management focused on generating shareholder value
The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The portfolio manager may also invest in exchange-traded funds (“ETFs”) and use various types of derivatives (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Focused Investment Risk is the risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average
17

portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 20.15% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -27.30% for the quarter ended December 31, 2008.
18

Highland Funds II Prospectus
February 1, 2015

Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 12/31/96)
Return Before Taxes	7.19%	14.08%	6.98%	8.31%
Return After Taxes on Distributions	5.51%	13.35%	6.08%	7.58%
Return After Taxes on Distributions and Sale of Fund Shares	5.48%	11.27%	5.57%	6.95%
Return Before Taxes
Class C (inception 9/30/99)	11.90%	14.57%	6.81%	4.90%
Class R (inception 1/29/08)	13.46%	15.15%	N/A	9.76%
Class Y (inception 12/31/96)	14.02%	15.73%	7.88%	8.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (inception 12/31/96)	13.69%	15.45%	7.67%	7.81%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes) (inception 12/31/96)	13.05%	15.81%	8.49%	6.94%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and GE Asset Management Incorporated (the “Sub-Adviser”) serves as sub-adviser to the Fund. The primary individual portfolio manager for the Fund is:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
David B. Carlson	18 years	Chief Investment Officer – U.S. Equities
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Premier Growth Equity Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
19

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
20

Highland Small-Cap Equity Fund

Investment Objective
The investment objective of Highland Small-Cap Equity Fund (“Highland Small-Cap Equity Fund” or the “Fund”) is to seek long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses[3]	1.62%	2.37%	1.87%	1.37%
Expense Reimbursement[4]	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	1.95%	1.45%	0.95%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[4]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,045	$1,395	$2,378
Class C
if you did not sell your shares	$227	$ 727	$1,254	$2,697
if you sold all your shares at the end of the period	$327	$ 727	$1,254	$2,697
Class R	$177	$ 575	$ 999	$2,180
Class Y	$125	$ 420	$ 736	$1,634
21

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, of small-cap companies, plus borrowing for investment purposes.
The Fund uses an investment strategy that combines growth, value and core investment management styles. The Fund defines a small-cap company as one with a market capitalization that falls between (a) the bottom range of the Russell 2000® Index (“Russell 2000 Index”) and (b) the greater of either the top range of the Russell 2000 Index or $3.0 billion. As of September 30, 2014, the market capitalization of companies in the Russell 2000 Index ranged from $38 million to $7.2 billion.* The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside its capitalization range or because the index capitalization range changes. Stock selection is key to the performance of the Fund.
The portfolio manager seeks to identify securities of companies with characteristics such as:
•	high quality management focused on generating shareholder value
•	attractive products or services
•	appropriate capital structure
•	strong competitive positions in their industries
*	The Russell 2000 Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalization of securities in the Index.
The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign (non-U.S.) securities. The portfolio manager may also invest in exchange-traded funds (“ETFs”)
and it may invest in index futures, options on index futures and index options to gain exposure to certain types of securities as a substitute to investing directly in such securities. The Fund is not intended to be a complete investment program.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding
22

Highland Funds II Prospectus
February 1, 2015

obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
23

Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 21.25% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -27.95% for the quarter ended December 31, 2008.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 9/30/98)
Return Before Taxes	-0.31%	14.40%	7.17%	9.85%
Return After Taxes on Distributions	-2.79%	13.20%	5.79%	7.98%
Return After Taxes on Distributions and Sale of Fund Shares	1.93%	11.62%	5.74%	7.70%
Return Before Taxes
Class C (inception 9/30/99)	4.08%	14.88%	6.99%	8.68%
Class R (inception 1/29/08)	5.65%	15.63%	N/A	8.78%
Class Y (inception 9/30/98)	6.05%	16.05%	8.09%	10.54%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes) (inception 9/30/98)	4.89%	15.55%	7.77%	9.08%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and Palisade Capital Management, L.L.C. (the “Sub-Adviser”) serves as sub-adviser to the Fund. The portfolio manager for the Fund is:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
Marc Shapiro	3 years	Senior Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
24

Highland Funds II Prospectus
February 1, 2015

•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Small-Cap Equity Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
25

Highland Fixed Income Fund

Investment Objective
The investment objective of Highland Fixed Income Fund (“Highland Fixed Income Fund” or the “Fund”) is to seek maximum income consistent with prudent investment management and the preservation of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	4.25%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses[3]	0.97%	1.72%	1.22%	0.72%
Expense Reimbursement[4]	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.90%	1.65%	1.15%	0.65%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[4]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 0.65% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$513	$715	$933	$1,559
Class C
if you did not sell your shares	$168	$536	$928	$2,025
if you sold all your shares at the end of the period	$268	$536	$928	$2,025
Class R	$117	$380	$663	$1,470
Class Y	$ 66	$223	$393	$ 888
26

Highland Funds II Prospectus
February 1, 2015

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 283% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities.
Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by First Foundation Advisors (“FFA” or the “Sub-Adviser”), the Fund’s sub-adviser. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.
U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Authority acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.
The portfolio managers seek to identify debt securities with characteristics such as:
•	attractive yields and prices
•	the potential for capital appreciation
•	reasonable credit quality
The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The Fund also may invest to a lesser extent in non-mortgage asset-backed securities, high yield securities (also known as “junk securities”), foreign (non-U.S.) and emerging market debt securities and equity securities, such as exchange-traded funds (“ETFs”).
The portfolio managers may also use various types of derivatives (such as options, futures and options on futures) to manage interest rate risk (also known as duration) and to manage exposure to credit quality. The reference in the Fund's investment objective to capital preservation does not indicate that the Fund may not lose money. The investment adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the investment adviser will be successful in doing so.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
27

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value for these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
28

Highland Funds II Prospectus
February 1, 2015

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares
Restricted Securities Risk is the risk that the Sub-Adviser may not be able to sell restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 4.37% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was -2.46% for the quarter ended June 30, 2013.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 2/22/93)
Return Before Taxes	-0.15%	3.46%	3.49%	4.80%
Return After Taxes on Distributions	-0.97%	2.53%	2.23%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	-0.08%	2.30%	2.20%	2.97%
Return Before Taxes
Class C (inception 9/30/99)	2.52%	3.60%	3.17%	4.01%
Class R (inception 1/29/08)	4.03%	4.14%	N/A	3.50%
Class Y (inception 11/29/93)	4.47%	4.63%	4.20%	5.22%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (inception 12/28/93)	5.97%	4.45%	4.71%	5.80%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
29

In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Investment Adviser
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
John Hakopian	Less than 1 year	President
Susan King Riechel	Less than 1 year	Managing Director of Fixed Income Investments
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Fixed Income Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
30

Highland Tax-Exempt Fund

Investment Objective
The investment objective of Highland Tax-Exempt Fund (“Highland Tax-Exempt Fund” or the “Fund”) is to provide as high a level of income exempt from federal income taxation as is consistent with preservation of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	4.25%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y
Management fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses[3]	0.98%	1.73%	0.73%
Expense Reimbursement[4]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.90%	1.65%	0.65%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[4]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 0.65% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$513	$717	$937	$1,569
Class C
if you did not sell your shares	$168	$538	$932	$2,035
if you sold all your shares at the end of the period	$268	$538	$932	$2,035
Class Y	$ 66	$225	$398	$ 899
31

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund’s income is exempt from both regular federal income taxes and the federal alternative minimum tax.
Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by First Foundation Advisors (“FFA” or the “Sub-Adviser”), the Fund’s sub-adviser. The Fund generally will have an effective duration of 75% to 125% of the duration of the Barclays Capital 10-Year Municipal Bond Index. As of December 31, 2014, the effective duration of the Barclays Capital 10-Year Municipal Bond Index was 5.56 years. Portfolio duration is one measure of risk, as noted under “Interest Rate Risk” below.
The portfolio manager seeks to identify municipal obligations with characteristics such as:
•	attractive yields and prices
•	the potential for income generation
•	the potential for capital appreciation
•	reasonable credit quality
The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The portfolio manager may also use various types of derivatives (such as options, futures and options on futures) to manage interest rate exposure (also known as duration) and to manage exposure to credit quality. The Fund may also invest in exchange-traded funds (“ETFs”).
The Fund’s policy that at least 80% of its income be exempt from both regular federal income taxes and the federal alternative minimum tax may only be changed with shareholder approval. The reference in the Fund's investment objective to capital preservation does not indicate that the Fund may not lose money. The investment adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the investment adviser will be successful in doing so.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or
32

Highland Funds II Prospectus
February 1, 2015

commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Municipal Obligations Risk is the risk of investing in municipal securities, and includes interest rate risk and the credit risk of the issuers of municipal securities. The municipal securities market is volatile and may be significantly affected by adverse tax, legislative or political changes. To the extent that the Fund remains relatively small, it may have fewer favorable investment opportunities.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 5.16% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was -4.17% for the quarter ended December 31, 2010.
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Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 9/8/93)
Return Before Taxes	3.03%	2.79%	3.00%	4.05%
Return After Taxes on Distributions	2.51%	2.67%	2.95%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	2.72%	3.01%	4.00%
Return Before Taxes
Class C (inception 9/30/99)	5.87%	2.92%	2.69%	3.46%
Class Y (inception 9/27/97)	7.87%	3.95%	3.68%	4.54%
Barclays Capital 10-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (inception 8/31/93)	8.72%	5.61%	5.10%	5.55%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Portfolio Management
Investment Adviser
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
John Hakopian	Less than 1 year	President
Susan King Riechel	Less than 1 year	Managing Director of Fixed Income Investments
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class Y Shares) (eligible investors only)
Class Y
Initial Investment	None
Subsequent Investments	None
Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Tax-Exempt Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
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Highland Funds II Prospectus
February 1, 2015

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund generally intends to distribute primarily exempt-interest dividends that are exempt from federal income tax and the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends, and generally will be taxable to you as ordinary income, qualified dividend income or capital gain, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Highland Global Allocation Fund

Investment Objective
The investment objective of Highland Global Allocation Fund (“Highland Global Allocation Fund” or the “Fund”) is to seek long-term growth of capital and future income. (Future income means the ability to pay dividends in the future.)
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.29%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses[3]	1.00%	1.75%	1.25%	0.75%
Expense Reimbursement[4]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.96%	1.71%	1.21%	0.71%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[4]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.65% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
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Highland Funds II Prospectus
February 1, 2015

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$667	$871	$1,092	$1,727
Class C
if you did not sell your shares	$174	$548	$ 946	$2,061
if you sold all your shares at the end of the period	$274	$548	$ 946	$2,061
Class R	$123	$392	$ 682	$1,507
Class Y	$ 73	$236	$ 414	$ 927
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 195% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% (plus any borrowings for investment purposes) of its net assets in securities of non-U.S. issuers. While the Fund’s investments in securities of non-U.S. issuers may from time to time represent less than 40% of its net assets, the Fund intends to invest approximately 30% or more of its net assets in securities of non-U.S. issuers at all times. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.
Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. Although the equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets without limit, the Fund will primarily invest in equity securities of large capitalization companies (meaning a market capitalization of $2 billion or more) that are located in developed markets.
The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers.
With respect to the Fund’s equity investments, the Fund invests primarily in companies that the portfolio manager believes have solid growth prospects and/or attractive valuations. The portfolio manager’s growth management style focuses on companies that are expected to grow faster than their relevant peers/markets and whose security prices do not fully reflect their potential for growth. The portfolio manager’s value management style employs a relative value approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. This combination of investment styles is intended to result in an approach that is broadly diversified across economic sectors and countries.
When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.
The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized
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statistical rating organization (“NRSRO”) or are unrated but deemed by Highland Capital Management Fund Advisors, L.P. (the “Adviser”) to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.
In addition, the Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”). The Fund’s portfolio may include pooled investment vehicles that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may also use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives, such as options and foreign currency transactions, to an unlimited extent to hedge various investments for risk management and speculative purposes.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index. These investments are generally designed to provide the Fund with commodity market exposure without direct investment in physical commodities.
The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Allocation Risk is the risk that the Sub-Adviser may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.
Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.
Commodity Exposure Risk is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities prices can be extremely volatile and exposure to commodities can cause the price of the Fund’s shares to decline and fluctuate more than the price of shares of a fund with a broader range of investments. Certain of the Fund’s commodities-linked investments may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation” below.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual
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Highland Funds II Prospectus
February 1, 2015

or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.
Foreign Financial Institutions Risk is the risk associated with obligations of foreign banks, such as the possibility that their liquidity could be impaired, that their obligations may be less marketable than comparable obligations of United States banks, that foreign deposits may be seized or nationalized, and that foreign governmental restrictions may be adopted which might adversely affect the payment of principal and interest on those obligations. These risks are in addition to other risks of foreign investments as described under “Non-U.S. Securities Risk” below. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value for these securities is generally more sensitive to
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corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.
Limited Information Risk is the risk associated with the fact that the types of senior loans (“Senior Loans”) in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Senior Loans Risk is the risk associated with senior loans (“Senior Loans”), which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically
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Highland Funds II Prospectus
February 1, 2015

only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Sovereign Debt Risk is the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to an economy or failure to institute required economic reforms.
Tax Status Risk is the risk that the Fund’s ability to invest in certain commodity-related instruments, including in certain commodity-linked ETFs and ETNs, is or may be limited by the Fund’s intention to qualify as a RIC under the Code, and, if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC under one or more of the qualification tests applicable to RICs under the Code. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Taxation” below.
Underlying Funds Risk is the risk associated with investing in Underlying Funds. The Fund may invest in Underlying Funds subject to the limitations set forth in the 1940 Act. Underlying
Funds typically incur fees that are separate from those fees incurred directly by the Fund; therefore, the Fund’s purchase of Underlying Funds’ securities results in the layering of expenses. The Fund’s shareholders indirectly bear a proportionate share of the operating expenses of Underlying Funds (including advisory fees) in addition to bearing the Fund’s expenses.
Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations, may have valuations that are different from those produced using other methodologies, and that the security may be sold at a discount to the value established by the Fund.
Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
The performance information shown for the Fund’s Class A shares includes historical performance of the Fund for the periods prior to April 9, 2013. As of April 9, 2013, the Fund changed its name from “Highland Core America Equity Fund” to “Highland Global Allocation Fund,” adopted a revised investment strategy, and began comparing its performance to
41

the FTSE All-World Index, in addition to the S& P 500® Index. Prior to April 9, 2013 (and for the periods show below other than periods beginning after April 9, 2013), the Fund focused on a U.S. equity strategy. The performance information for the Fund’s Class A shares in the bar chart for periods prior to April 9, 2013 does not reflect the impact of the sales charges (loads) that were previously in effect.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 16.72% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -21.47% for the quarter ended December 31, 2008.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 9/8/93)
Return Before Taxes	8.63%	11.80%	6.92%	8.85%
Return After Taxes on Distributions	6.72%	9.16%	4.87%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	5.41%	8.39%	4.99%	6.78%
Return Before Taxes
Class C (inception 9/30/99)	13.41%	12.27%	6.74%	4.89%
Class R (inception 1/29/08)	14.88%	12.95%	N/A	7.54%
Class Y (inception 1/5/98)	15.44%	13.38%	7.95%	7.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (inception 8/31/93)	13.69%	15.45%	7.67%	9.43%
FTSE All-World Index (reflects no deduction for fees, expenses or taxes) (inception 12/31/93)	4.78%	9.70%	6.85%	7.61%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
42

Highland Funds II Prospectus
February 1, 2015

Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio manager for the Fund is:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Adviser
James Dondero	2 years	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Global Allocation Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
43

Highland Total Return Fund

Investment Objective
The investment objective of Highland Total Return Fund (“Highland Total Return Fund” or the “Fund”) is to seek maximum total return (total return includes both income and capital appreciation).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 75 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None [1]	1.00% [2]	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses[3]	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses[4]	1.39%	2.14%	1.64%	1.14%
Expense Reimbursement[5]	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	1.95%	1.45%	0.95%
[1]	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge ("CDSC") if the shares are sold within one year of purchase.
[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[3]	"Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.
[4]	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
[5]	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds II (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months from the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$689	$968	$1,269	$2,120
Class C
if you did not sell your shares	$197	$649	$1,127	$2,447
if you sold all your shares at the end of the period	$297	$649	$1,127	$2,447
Class R	$147	$496	$ 869	$1,917
Class Y	$ 96	$341	$ 604	$1,358
44

Highland Funds II Prospectus
February 1, 2015

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from the Fund’s sub-adviser, First Foundation Advisors (“FFA” or the “Sub-Adviser”), to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions. The Fund may also use various types of derivatives (such as options, futures and options on futures) to gain exposure to certain types of securities as an alternative to investing directly in such securities, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality. The Fund may hedge a portion of its foreign currency risk but is not required to do so.
Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by FFA. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process.
The portfolio managers seek to identify equity securities of companies with characteristics such as:
•	strong earnings growth
•	favorable valuation
•	a presence in successful industries
•	high quality management focused on generating shareholder value
•	large or medium capitalization (meaning a market capitalization of $2 billion or more)
The portfolio managers seek to identify debt securities with characteristics such as:
•	attractive yields and prices
•	the potential for capital appreciation
•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)
The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.
The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.
The Fund may also invest to a lesser extent in high yield securities (also known as “junk securities”), equity and debt securities of companies that are located in emerging market countries, and exchange-traded funds (“ETFs”) to gain exposure to securities including those of U.S. issuers that are principally engaged in or related to the real estate industry and to securities in emerging markets.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
Allocation Risk is the risk that the Sub-Adviser may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal
45

payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value for these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.
46

Highland Funds II Prospectus
February 1, 2015

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.
Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.
Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
REIT-Specific Risk includes the risk that an investment in the stocks of real estate investment trusts (“REITs”) will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes.
Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
Performance
The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the
47

periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.
Calendar Year Total Returns
The bar chart shows the performance of the Fund’s Class A shares as of December 31.
The highest calendar quarter total return for Class A Shares of the Fund was 11.62% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -16.91% for the quarter ended December 31, 2008.
Average Annual Total Returns
(For the periods ended December 31, 2014)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception 2/22/93)
Return Before Taxes	-2.14%	5.88%	3.93%	6.82%
Return After Taxes on Distributions	-3.58%	5.38%	3.01%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares	-0.14%	4.56%	3.15%	5.41%
Return Before Taxes
Class C (inception 9/30/99)	2.05%	6.33%	3.77%	3.99%
Class R (inception 1/29/08)	3.57%	6.91%	N/A	3.17%
Class Y (inception 11/29/93)	4.11%	7.39%	4.88%	7.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (inception 2/28/93)	13.69%	15.45%	7.67%	9.42%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (inception 2/28/93)	5.97%	4.45%	4.71%	5.80%
After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
48

Highland Funds II Prospectus
February 1, 2015

Portfolio Management
Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:
Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
John Hakopian	Less than 1 year	President
Jim Garrison	Less than 1 year	Portfolio Manager
Eric Speron	Less than 1 year	Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.
Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:
•	Through your Financial Intermediary
•	By writing to Highland Funds II — Highland Total Return Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or
•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information About Principal and Other Investment Strategies
In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, non-principal investment strategies and techniques in pursuit of its investment objective, as described below and in the Funds’ Statement of Additional Information (“SAI”). No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which, with respect to principal risks, are discussed in this Prospectus and, with respect to non-principal risks, are discussed in the Funds’ SAI. Any reference to investments made by a Fund includes those that may be made both directly by a Fund and indirectly by a Fund (e.g., through derivatives and other pooled investment vehicles (including ETFs)).
Exchange-Traded Funds: ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. The Funds may invest in ETFs, including ETFs that are part of the Highland fund complex and advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and the Adviser intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.
Leveraged Investment Techniques and Short Positions: Subject to applicable regulations, each Fund (other than Highland Global Allocation Fund and Highland Energy MLP Fund) may employ leverage for short-term purposes such as meeting redemption requests, but not for investment purposes. Highland Global Allocation Fund and Highland Energy MLP Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.
A Fund that employs leverage or utilizes shorting in its investment strategy may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of a Fund’s total assets to purchase additional securities for the Fund; and (ii) buying ETFs, closed-end funds or mutual funds (“Underlying Funds”) that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. A Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. A Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to a Fund. A Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.
Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during a Fund restructuring. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.
A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.
Some Funds utilize cash as an asset class to hedge the portfolio and reduce volatility.
In addition, a Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and, therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.
To the extent that a Fund holds cash, it may not achieve its investment objective.
Securities Lending: Each Fund may make secured loans of its portfolio securities amounting to not more than 30% (5% in the case of Highland Tax-Exempt Fund) of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the Trust’s securities lending agreement, which, at the time of each securities loan, must be an amount at least equal to 102% or 105% of the current market value of the loaned
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securities, depending on the nature of the loaned securities and the collateral received, as set forth in the Trust’s securities lending agreement. Collateral must be marked to market daily by State Street Bank and Trust Company or other party as designated in the securities lending agreement and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.
The principal investment objectives of the Highland Dividend Equity Fund and the Highland Energy MLP Fund are not fundamental and can be changed without shareholder approval.
Any Fund (except Highland Tax-Exempt Fund) with an 80% investment policy, as stated in the Summary Section above, may change that policy upon 60 days’ notice to shareholders. Highland Tax-Exempt Fund’s policy that at least 80% of its income be exempt from both regular federal income taxes and the federal alternative minimum tax may only be changed with shareholder approval.
Additional Information About Principal Risks
Like all mutual funds, investing in the Funds involves risk factors and special considerations. A Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the summary section of this Prospectus, along with descriptions of each Fund’s related risks. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objectives. Investing in shares of a Fund should not be considered a complete investment program. There is a risk that the share value of the Funds will fluctuate.
One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.
Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Funds could be subject to additional risks because the types of investments they make may change over time. The SAI, which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments.
Allocation Risk: The Adviser or Sub-Adviser may not allocate assets of a Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.
Asset-Backed Securities Risk: Because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk.
Commodity Exposure Risk: Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs. Certain of Highland Global Allocation Fund’s commodities-linked investments may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. See “Taxation” below.
Counterparty Risk: A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, a Fund conducts business only with financial
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institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the securities, a Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Credit Risk: The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.
Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
Currency Risk: A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Debt Securities Risk: The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by a Fund may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, a Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.
The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or
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the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.
Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.
Derivatives Risk: All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.
There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps.
The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.
A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.
A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid Securities Risk and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.
Derivatives also present other risks described in this section, including securities market risk, illiquid securities risk, restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below.
As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are
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required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.
Dividend-Paying Stock Risk: Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund's shareholders. Highland Dividend Equity Fund primarily invests in dividend-paying equity investments. As a result, Fund performance will correlate directly with the performance of the dividend-paying equity segment of the stock market, and the Fund may underperform funds that invest more broadly.
Equity Securities Risk: The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such
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as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.
Exchange-Traded Funds Risk: The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.
Exchange-Traded Notes Risk: A Fund may invest in exchange traded notes (“ETNs”), which are debt securities with returns linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets or other relevant markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or other reference asset. ETNs are also subject to the risk of being illiquid. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund's decision to sell its ETN holdings may be limited by the unavailability of a secondary market. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of ETNs. A Fund’s investments in commodities-linked ETNs may be limited by these and other tax considerations, including, where applicable, the Fund’s intention to qualify annually as a RIC under the Code. See “Taxation” below.
Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, a Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of a Fund.
Focused Investment Risk: Although Premier Growth Equity Fund is a diversified Fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. A fund that invests a significant portion of its assets in a relatively small number of securities may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the fund’s net asset value.
Foreign Financial Institutions Risk: Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that foreign deposits may be seized or nationalized, and that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations. These risks are in addition to other risks of foreign investments as described under “Non-U.S. Securities and Emerging and Developing Markets Risk” below. Foreign banks are not generally subject to
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examination by any United States Government agency or instrumentality; therefore, these institutions may pose a higher money laundering risk than U.S. financial institutions.
Hedging Risk: There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Adviser or Sub-Adviser, as applicable, will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Adviser’s or Sub-Adviser’s, as applicable, ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or Sub-Adviser, as applicable, still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to a Fund’s hedging transactions. See the “Taxation” section below.
High Yield Debt Securities Risk: Below investment grade securities (also known as “high-yield securities” or “junk securities”) may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser or Sub-Adviser, as applicable, to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. High-yield securities held by a Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.
Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and
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are unlikely to be secured by collateral. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with certain below investment grade securities.
Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact a Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.
Industry Concentration Risk: Because Highland Energy MLP Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries. MLP investments may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of companies in energy-related industries are also affected by supply and demand both for their specific product or service and for energy products in general.
Industry-Specific Risk (Highland Energy MLP Fund only): Energy companies are subject to risks specific to the industry they serve. Risks inherent in the energy business of these types of MLPs include the following:
•	MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. The Fund seeks largely to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.
•	The profitability of MLPs may be materially impacted by the volume of natural gas, oil or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and by legislation intended to promote the use of alternative energy sources.
•	A portion of any one MLP’s assets may be dedicated to natural gas or oil reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.
•	Some MLPs are dependent on third parties to conduct their exploration and production activities and therefore shortages in crews or drilling rigs can adversely impact these MLPs.
•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund.
•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
•	Extreme weather patterns and environmental hazards, such as the BP oil spill in 2010, could result in significant
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volatility in the supply and price of energy and power and could adversely impact the value of the securities in which a Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.
Interest Rate Risk: When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent a Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.
Legislation Risk: To the extent that state, federal or international regulators impose additional requirements or restrictions with respect to the MLPs, the availability of MLP investment for Highland Energy MLP Fund may be adversely affected.
In addition, to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected. Such requirements or restrictions may reduce or eliminate sources of financing for affected borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of debt securities relating to highly leveraged transactions or subject such securities to increased regulatory scrutiny, such financial institutions may determine to sell debt securities in a manner that results in a price that, in the opinion of the Adviser or Sub-Adviser, as applicable, is not indicative of fair value. Were a Fund to attempt to sell a securities at a time when a financial institution was engaging in such a sale with respect to the securities, the price at which the Fund could consummate such a sale might be adversely affected.
Leverage Risk: When deemed appropriate by the Adviser, and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser full exposure to movement in the price of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.
If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of a Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of a Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of a Fund will generally decline faster than would otherwise be the case. If a Fund employs leverage, the Adviser will benefit because a Fund’s Average Daily Managed Assets, as defined below, will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.
Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur
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additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.
Limited Information Risk: The types of Senior Loans in which Highland Global Allocation Fund invests historically may not have been rated by a nationally recognized statistical rating organization (“NRSRO”), have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
Management Risk: Each Fund is subject to management risk because it relies on the Adviser’s or Sub-Adviser’s, as applicable, ability to achieve its investment objective. Each Fund runs the risk that the Adviser’s or Sub-Adviser’s, as applicable, investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser or Sub-Adviser, as applicable, also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser or Sub-Adviser, as applicable, may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives. The Funds’ portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.
MLP Risk: Highland Energy MLP Fund may invest in MLP units. An investment in MLP units involves some risks which differ from Equity Securities Risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
•	MLP Common Units. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by fundamentals unique to the partnership, including earnings power and coverage ratios.
•	MLP I-Shares. MLP I-Shares represent an ownership interest issued by an MLP affiliate, typically an LLC, which owns an interest in and manages the MLP. MLP I-Shares may be subject to illiquid securities risk because of their potentially relatively smaller size. I-Shares may trade at a discount to their related MLP units, despite having an economic value equivalent to an MLP unit and an equal claim on the cash flows underlying the investment.
•	General partner interests in MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holders of a general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. Conflicts of interest may arise between the general partners or managing member on the one hand, and the limited partners or members on the other hand, including those arising from incentive distribution payments or corporate opportunities.
MLP Tax Risk: Highland Energy MLP Fund’s ability to meet its investment objective depends, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable
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income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. In addition, any distributions that the Fund receives from a MLP that were treated as dividends in the hands of the Fund could materially affect the tax character of the Fund’s distributions to shareholders. See “Distributions” and “Taxation” below. Moreover, in the case of an MLP treated as a corporation for U.S. federal income tax purposes, any items of loss or deduction in excess of such MLP’s items of income or gain would not be treated as incurred directly by the Fund and would be permitted to be used only by such MLP. Therefore, in general, the classification of a MLP as a corporation for U.S. federal income tax purposes could adversely affect the Fund and its shareholders, including by (i) reducing the amount of cash available for distribution by the MLP to the Fund and, in turn, for distribution by the Fund to the Fund’s shareholders and (ii) reducing the value of the Fund’s investment in any such MLP and, in turn, the value of the Fund’s shares.
Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.
Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Interest income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains recognized on the disposition of municipal obligations are generally subject to federal income tax. In addition, interest income on certain municipal obligations may be subject to federal corporate and individual alternative minimum taxes. See “Taxation” below. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured, which is intended to guarantee the timely payment of interest and repayment of principal.
Non-Diversification Risk: Due to the nature of each of the Highland Dividend Equity Fund’s and Highland Energy MLP Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), each Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because each of the Highland Dividend Equity Fund and Highland Energy MLP Fund invests in the securities of a limited number of issuers each Fund is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by each Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Non-Payment Risk: Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of a Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11
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reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.
Non-U.S. Securities and Emerging and Developing Markets Risk: Investing in non-U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce a Fund’s yield on any such securities.
The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease a Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
As a result of these potential risks, the Adviser or Sub-Adviser, as applicable, may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, as applicable, have had no or limited prior experience.
Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Portfolio Turnover Risk: A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when
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distributed to them), higher taxable distributions and lower a Fund’s after-tax performance. A Fund’s annual portfolio turnover rate may vary greatly from year to year.
Prepayment Risk: Borrowers may pay back principal before the scheduled due date. Such prepayments may require each of the Highland Fixed Income Fund and Highland Energy MLP Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause a Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of a Fund’s shares.
Real Estate Securities Risk: The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.
REIT-Specific Risk: Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. For example, because Highland Total Return Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.
Restrictions on Resale Risk: Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Securities Market Risk: The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of a Fund substantially depends upon the Adviser’s or Sub-Adviser’s, as applicable, ability to correctly assess the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements.
The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” and “Fixed Income Market Risk” above.
As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.
Senior Loans Risk: Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior
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Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if a Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by a Fund in below investment grade securities.
As with any debt security, Senior Loans are generally subject to the risk of price declines due to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from shot-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. Declines in interest rates may increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.
Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.
In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.
Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.
•	Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.
•	Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.
•	Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
•	Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger
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companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.
Tax Status Risk: The Global Allocation Fund’s ability to invest in certain commodity-related instruments, including certain commodity-linked ETFs and ETNs, is or may be limited by the Fund’s intention to qualify as a RIC under the Code and, if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC. For instance, in order to qualify as a RIC, the Fund must meet annually a source of income requirement, generally requiring at least 90% of its gross income to be derived from certain specified sources. Under current guidance, direct investments in commodities and certain commodity-related instruments generally would not produce qualifying income for a RIC, while the qualifying income status of other commodity-related instruments is uncertain under current law. The Fund intends to appropriately limit its investments in commodity-related instruments in order to meet such qualifying income requirements. If, however, the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Taxation” below.
Fund-Related Tax Risks (Highland Energy MLP Fund only): In addition to other risk considerations, an investment in Highland Energy MLP Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below. There may be other tax considerations applicable to particular shareholders and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.
•	C Corporation Structure Tax Risks: Unlike most mutual funds, the Fund is not entitled to pass-through tax treatment as a regulated investment company. Instead, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund generally is subject to U.S. federal income tax on its investment income and gains at the rates applicable to corporations (generally at a rate of 35%) as well as state and local income taxes. As a limited partner or member in the MLPs in which the Fund invests, the Fund is required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Based on a review of the historic results of the types of MLPs in which the Fund invests, HCM currently expects that, the cash distributions it receives with respect to its investments in equity securities of MLPs from time to time will exceed the net taxable income allocated to the Fund from such MLPs, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders, and a higher percentage of its distributions in a taxable year may constitute ordinary dividends. In particular, the accelerated deductions available in respect of a MLP’s activities may cause the Fund to realize taxable income in excess of its cash flow from, or its economic gain on the disposition of, such MLP securities.
As the holder of a MLP equity security, the Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating losses or capital loss carryforwards, if any. The portion, if any, of a cash distribution received by the Fund as the holder of an MLP equity security that is in excess of the Fund’s allocable share of the MLP’s net income is treated as a tax-deferred return of capital to the extent of the Fund’s tax basis in the MLP security, which might cause subsequent distributions in respect of the MLP security to give rise to taxable income, or cause taxable income or gains to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund. The Fund’s corporate income tax liability may be materially affected by, among other factors, the availability of net operating loss or capital loss carryforwards, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests. In addition, the Fund’s corporate income tax liability may fluctuate materially from year to year, depending on a number of other factors involving the Fund and/or its MLP or other investments.
The final amount of the allocations of taxable income received by the Fund from underlying MLPs in respect of a taxable year will not be known until the Fund receives
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Schedules K-1 from all of its MLP investments, and the percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits fluctuates over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund and a greater portion of distributions paid by the Fund to its shareholders taxable as ordinary dividends. The Fund’s tax liability for a taxable year will not finally be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the final determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. See “Calculation of NAV Risk” below. The payment of corporate income taxes imposed on the Fund decreases cash available for distribution to shareholders.
From time to time, the Fund may need to sell MLP equity securities in order to meet redemption requests, and any such dispositions could result in the Fund’s recognition of income or gains, which could be substantial, that are taxable to the Fund and for which the Fund will have to pay U.S. federal (and state and local) taxes.
Due to the tax treatment of the Fund’s allocations and distributions from MLPs, as described above, HCM currently expects that a significant portion of the Fund’s distributions to shareholders will from time to time be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits) and thus would not be subject U.S. federal income tax to the extent of the shareholder’s basis in its Fund shares, but would have the effect of reducing a shareholder’s basis in its Fund shares, which would cause gains to be higher, or losses to be lower, upon the subsequent redemption of shares by the shareholder. However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return of capital distributions also can vary materially from year to year depending on a number of factors involving the Fund and/or its MLP or other investments, including those described above.
In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. See “Taxation” below for more information.
•	Calculation of NAV Risk: Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund incurs tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.
The Fund accrues a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (generally at a rate of 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating income or gains. Any deferred tax liability balance reduces the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund is liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will increase the Fund’s liability for corporate income taxes. No assurance can be given that corporate income taxes imposed on the Fund will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.
The Fund accrues a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund assesses whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax
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asset. The Fund assesses whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.
The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund relies to some extent on information provided by MLPs regarding, among other things, the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.
•	Tax Law Changes Risk: Changes in tax laws, regulations or interpretations of those laws or regulations in the future, which could have retroactive effect, could adversely affect the Fund or its MLP or other investments. Any such changes could negatively affect the Fund’s shareholders, including any increase in Fund-level tax rates, which could reduce the amount of cash available for distribution to shareholders and the value of their investment in the Fund. For example, from time to time, legislation is introduced or administrative proposals are made that would modify existing federal income tax laws to eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. If successful, any such changes could negatively affect the value of an investment in an MLP and therefore the value of an investment in the Fund.
Underlying Funds Risk: The Global Allocation Fund may invest in ETFs, mutual funds and closed-end funds. As a result, your cost of investing in such Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Global Allocation Fund’s direct fees and expenses.
Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Net Asset Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.
Disclosure of Portfolio Holdings
The Funds have adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI and on the Funds’ website (www.highlandfunds.com).
Management of the Funds

Board of Trustees and Investment Adviser
The Board of Trustees (the “Board”) has overall management responsibility for the Funds. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Funds. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Credit Strategies Fund and NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act). NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.
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Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) (formerly, Pyxis Capital, L.P.) serves as investment adviser to each Fund. The address of the Adviser is 200 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
As of December 31, 2014, HCMFA had approximately $4.3 billion billion in assets under management. HCMFA is also Dividend Equity Fund’s and  Energy MLP Fund’s administrator. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.
Management Fee
Each Fund has entered into an investment advisory agreement with HCMFA (each, an “Investment Advisory Agreement”) pursuant to which HCMFA provides, or has hired a sub-adviser to provide, the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. If a sub-adviser has been hired, the sub-adviser provides advisory services pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”) between HCMFA and the relevant sub-adviser with respect to the appropriate Fund, subject to HCMFA’s general oversight. Additionally, HCMFA pays the compensation of the Trustee of the Fund who is HCMFA’s employee.
In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s average daily managed assets. “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
During the Funds' most recent fiscal half year, the Board approved the continuance of the Investment Advisory Agreements and the continuance or initial approval of the Sub-Advisory Agreeements, as applicable.  A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements and Sub-Advisory Agreements appears in the Funds’ annual reports to shareholders for the period ended September 30, 2014.
Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case on not more than
60 days’ nor less than 30 days’ prior written notice to the other party. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment”, as defined in the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.
The table below shows the advisory fees that the Adviser received for each Fund for the fiscal year ended September 30, 2014:
Fund	Advisory Fee Rate (payable to HCMFA)
Highland Global Allocation Fund	0.40%
Highland Dividend Equity Fund[1]	1.00%
Highland Energy MLP Fund[1]	1.00%
Highland Premier Growth Equity Fund	0.60%
Highland Small-Cap Equity Fund	0.95%
Highland Fixed Income Fund	0.30%
Highland Tax-Exempt Fund	0.35%
Highland Total Return Fund	0.50%
[1]	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of the Fund’s Average Daily Managed Assets as discussed below.
HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of Highland Dividend Equity Fund, Highland Energy MLP Fund, Highland Small-Cap Equity Fund, Highland Fixed Income Fund, Highland Tax-Exempt Fund, Highland Global Allocation Fund and Highland Total Return Fund to 1.00%, 1.10%, 0.95%, 0.65%, 0.65%, 0.65% and 0.95% of average daily net assets attributable to any class of Highland Dividend Equity Fund, Highland Energy MLP Fund, Highland Small-Cap Equity Fund, Highland Fixed Income Fund, Highland Tax-Exempt Fund, Highland Global Allocation Fund and Highland Total Return Fund, respectively (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of each Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to a Fund pursuant to its respective Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of such Fund, in the aggregate, would not cause a Fund’s total annual operating expenses in any such year to exceed the amount of its Expense Cap, or
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any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date such amounts were paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under an Expense Cap before payment of a Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.
Investment Sub-Advisers
HCMFA seeks to make the best managers available to Fund shareholders, whether that means accessing HCMFA’s wealth of internal talent or using external talent (sub-advisers). When HCMFA feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. HCMFA is proud to engage the following sub-advisers who are responsible for the day-to-day management of a portion of the respective Fund’s assets allocated to the sub-adviser (the “Allocated Assets”). Each sub-adviser’s services include buying and selling securities for its respective Fund and conducting investment research. As with HCMFA’s portfolio managers, the sub-advisers may change the portfolio managers who are responsible for managing a portion of the Fund’s Allocated Assets from time to time.
Brookmont Capital Management, LLC (“Brookmont”)
2000 McKinney Avenue, Suite 1230
Dallas, Texas 75201
Brookmont is the investment sub-adviser of Highland Dividend Equity Fund. Brookmont was established in late 2007 and serves as an investment adviser primarily for separate accounts and individual investors. As of December 31, 2014, Brookmont’s assets under management were approximately $472 million.
First Foundation Advisors (“FFA”)
18101 Von Karman Avenue, Suite 700
Irvine, California 92612
FFA is the investment sub-adviser of each of Highland Fixed Income Fund, Highland Tax-Exempt Fund and Highland Total Return Fund. FFA is a wholly-owned subsidiary of First Foundation Inc. and a registered investment adviser. As of December 31, 2014, FFA’s assets under management were approximately $3.2 billion.
GE Asset Management (“GEAM”)
1600 Summer Street
Stamford, Connecticut 06905
or at:
P.O. Box 7900
Stamford, Connecticut 06905
GEAM is the investment sub-adviser of the Highland Premier Growth Equity Fund. GEAM is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2014, GEAM had approximately $116 billion of assets under management.
Highland Capital Management, L.P. (“HCM”)
200 Crescent Court, Suite 700
Dallas, Texas 75201
HCM is the investment sub-adviser to the Highland Energy MLP Fund. HCM was established in March 1993. As of December 31, 2014, HCM and its affiliates had approximately $20.3 billion of assets under management.
Palisade Capital Management, LLC (“Palisade”)
One Bridge Plaza, Suite 695
Fort Lee, New Jersey 07024
Palisade is the investment sub-adviser to the Highland Small-Cap Equity Fund. Palisade has a history of managing small-cap equity portfolios. The company manages various institutional and private accounts with total assets of approximately $4.6 billion as of December 31, 2014. Palisade
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translates its experience from various institutional and private accounts to the mutual fund portfolio it sub-advises for HCMFA. Palisade has managed Highland Small-Cap Equity Fund since its inception.
Sub-Advisory Fees:
HCMFA pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by HCMFA monthly and is based upon the Average Daily Managed Assets of each respective Fund’s Allocated Assets. Each sub-adviser will be entitled to receive from HCMFA a monthly fee, computed and accrued daily, based on the annual rates set forth below:
Highland Dividend Equity Fund	0.50%
Highland Energy MLP Fund	0.50%
Highland Premier Growth Equity Fund	0.30%
Highland Fixed Income Fund[1]	0.15%
Highland Small-Cap Equity Fund	First $75 million 0.50%; Next $75 million 0.45%; Over $150 million 0.40%.
Highland Tax-Exempt Fund[1]	0.175%
Highland Total Return Fund[2]	0.25%
[1]	Prior to August 1, 2014, GEAM was the investment adviser for Highland Fixed Income Fund and Highland Tax-Exempt Fund. GEAM received from HCMFA a monthly fee of 0.175%, computed and accrued daily, on behalf of Highland Fixed Income Fund and Highland Tax-Exempt Fund, respectively.
[2]	Prior to February 1, 2015, GEAM was the investment adviser for Highland Total Return Fund. GEAM received from HCMFA a monthly fee of 0.25%, computed and accrued daily, on behalf of the Fund.
Administrator/Sub-Administrator
For the Highland Dividend Equity Fund and Highland Energy MLP Fund, HCMFA provides administration services for a monthly administration fee. In such capacity, HCMFA generally assists each Fund in all aspects of its administration and operations. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel. Under a separate sub-administration agreement, HCMFA has delegated certain administrative functions to State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”), and pays State Street a portion of the fee it receives from each Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over each Fund.
On behalf of the rest of the Funds, Highland Funds II has entered into an administration agreement with State Street and pays State Street a fee for administration services. As with the Highland Dividend Equity Fund and Highland Energy MLP Fund, HCMFA generally assists in all aspects of their administration and operations and furnishes offices, necessary facilities, equipment and personnel.
For more information about the Funds’ administration agreements, please see “Administrator/Sub-Administrator” in the SAI.
Multi-Manager Structure
The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of each Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of each Fund (the “Multi-Manager Structure”). The Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of the Funds, except for Highland Premier Growth Equity Fund, have already approved the adoption of a Multi-Manager Structure, which enables these Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Shareholders of Highland Premier Growth Equity Fund will have to continue to separately vote to approve any change HCMFA seeks to make relating to the Fund’s sub-adviser and sub-advisory agreement. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of each Fund retain the right to terminate a sub-advisory agreement for such Fund at any time by a vote of the majority of such outstanding securities of the Fund.
Operation of a Fund under the Multi-Manager Structure will not: (1) permit management fees paid by a Fund to HCMFA to be increased without shareholder approval; or (2) diminish HCMFA’s responsibilities to a Fund, including HCMFA’s overall
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responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
About the Funds’ Portfolio Managers
Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds followed by biographical information for each portfolio manager. The Funds’ SAI provides the following additional information about the portfolio managers: (i) portfolio managers’ compensation; (ii) other accounts managed by the portfolio managers; and (iii) the portfolio managers’ ownership of shares of a Fund, if any.
Portfolio Management Teams
Highland Global Allocation Fund is managed by James Dondero.
Highland Dividend Equity Fund is managed by Robert Bugg.
Highland Energy MLP Fund is managed by James Dondero, Matthew Gray and Jon Poglitsch.
Highland Premier Growth Equity Fund is managed by David B. Carlson.
Highland Small-Cap Equity Fund is managed by Marc Shapiro.
Highland Fixed Income Fund is managed by a team of portfolio managers that includes John Hakopian and Susan King Riechel.
Highland Tax-Exempt Fund is managed by a team of portfolio managers that includes John Hakopian and Susan King Riechel.
Highland Total Return Fund is managed by a team of portfolio managers that includes John Hakopian, Jim Garrison and Eric Speron.
Portfolio Manager Biographies
The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.
Robert Bugg is Principal and Chief Investment Officer of Brookmont and founded Brookmont in January 2008. Prior to that, he served as a Senior Investment Manager with Comerica Bank’s Asset Management Department, where he helped launch the dividend income strategy in 2000, and served as Portfolio Manager and Equity Analyst for AmSouth Bank and SunTrust Bank. He has served as a portfolio manager of Highland Dividend Equity Fund since inception. Mr. Bugg is a graduate of Huntingdon College where he received B.A. degrees in both Marketing and History. He earned his Master of Business Administration from the University of Alabama and is a Chartered Financial Analyst (CFA). Mr. Bugg currently manages the dividend equity strategy separate account for Brookmont.
David B. Carlson is the Chief Investment Officer — U.S. Equities at GEAM. He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as portfolio manager for Highland Premier Growth Equity Fund since the Fund’s commencement. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.
James Dondero, CPA, CMA, CFA is Co-founder and President of Highland Capital Management, LP (“Highland”) (an alternative asset manager specializing in high-yield fixed income investments). He is the senior portfolio manager of Highland Energy MLP Fund and has served in that capacity since January 2015. He is also the portfolio manager of Highland Global Allocation Fund and has served in that capacity since April 2013. Mr. Dondero has over 25 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at JP Morgan. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia. He is a Certified Public Accountant, a Certified Managerial Accountant, and a Chartered Financial Analyst. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.
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Jim Garrison, CFA, is a portfolio manager of Highland Total Return Fund. Mr. Garrison is part of the investment team managing FFA’s proprietary Large Cap Value Equity Portfolio as well as the manager of FFA’s Dividend Strategy Portfolio. He is a member of FFA’s Investment Committee, where he assists in shaping the portfolio investment process and overall asset allocations. Mr. Garrison also provides research and recommendations of third-party equity investment opportunities. Prior to joining FFA in 1999, Mr. Garrison worked as an internal audit consultant for Arthur Andersen, LLP. Mr. Garrison earned a Bachelor of Science in Agricultural and Managerial Economics from the University of California, Davis and is a Chartered Financial Analyst.
Matthew Gray is a Director at HCM covering the Chemicals, Competitive Power and Utilities industries. He has been involved in Highland’s Energy and Materials investment effort since 2008, and has helped manage the Highland Energy MLP Fund since its inception in December 2011. Prior to his current role, Mr. Gray worked as a Senior Portfolio Analyst. Prior to joining HCM in July 2007, Mr. Gray was employed by GW Equity as an Associate in Mergers & Acquisitions. He was responsible for issuing private company valuation analysis and performing extensive financial analysis of client companies. Prior to that, Mr. Gray was a Credit Analyst for Reich & Tang Asset Management. He received a BA in Economics and History from Vanderbilt University. He has earned the right to use the Chartered Financial Analyst designation.
John Hakopian is a portfolio manager of Highland Fixed Income Fund, Highland Tax-Exempt Fund and Highland Total Return Fund. Mr. Hakopian is President of FFA and a Director of First Foundation Inc. and First Foundation Bank. Mr. Hakopian oversees the vision, strategy, operations and development of the investment management service for FFA. Having been with FFA since its inception in 1990, Mr. Hakopian has been closely involved in developing and delivering the firm’s investment services. He became President in 2009. Mr. Hakopian earned a Bachelor of Arts degree in economics in three years from the University of California, Irvine and an MBA in Finance from the University of Southern California.
Jon Poglitsch is a Managing Director at HCM, where he has spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries, and has helped manage the Highland Energy MLP Fund since its inception in December 2011. In his previous role at HCM, he served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining the HCM in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.
Susan King Riechel is a portfolio manager of Highland Fixed Income Fund and Highland Tax-Exempt Fund. Ms. Riechel is Managing Director of Fixed Income Investments at FFA. Ms. Riechel joined FFA in 2010. Ms. Riechel is responsible for directing the firm’s actively managed fixed income strategy for high-net-worth individuals, foundations, endowments and retirement funds. In her role as Managing Director, she oversees the firm’s taxable and non-taxable fixed income investments. Ms. Riechel has over thirty years of experience in investment management and banking. Prior to joining FFA, she was Managing Director - Fixed Income at Covington Capital Management in Los Angeles from June 2009 until September 2010. Formerly, Ms. Riechel was also Managing Director at Columbia Management, a successor firm to U.S. Trust Company, where she was Managing Director, Head of Fixed Income serving offices on the west coast. Ms. Riechel started her investment management career at First Interstate Bank where she was Director of Institutional Asset Management - Fixed Income. She began her banking career at Lloyds Bank PLC, New York and was formerly the head of global funding at Security Pacific Bank. Ms. Riechel graduated with a Bachelor of Arts degree in History from University of New Hampshire, Durham. She holds an MBA with a concentration in Finance and Banking from the Lubin School of Business at Pace University.
Marc Shapiro is a Senior Portfolio Manager at Palisade and a member of its Investment Policy Committee. He joined Palisade in February 2004 and has served as a portfolio manager of Highland Small-Cap Equity Fund since March 2012. Prior to his promotion to Senior Portfolio Manager in March 2012, Mr. Shapiro was Associate Portfolio Manager and Senior Vice President of Research for the small cap core equity strategy since 2006, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services.
Prior to joining Palisade in March 2004, Mr. Shapiro was a Senior Equity Analyst at Award Asset Management and a Small Cap Analyst at Schroders.
Eric Speron, CFA, is a portfolio manager of Highland Total Return Fund. Mr. Speron is part of the investment team managing FFA’s proprietary Large Cap Value Equity Portfolio as well as the manager of FFA’s Opportunistic Equity Strategy Portfolio. He is a member of FFA’s Investment Committee,
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where he assists in shaping the portfolio investment process and overall asset allocations. Mr. Speron also provides research and recommendations of third-party equity investment opportunities. Prior to joining FFA in 2007, Mr. Speron worked at Credit Suisse First Boston and JPMorgan. Mr. Speron earned a Bachelor of Arts Degree from Georgetown University and is a Chartered Financial Analyst.
About the Funds’ Underwriter
The Fund’s shares are offered for sale through Highland Capital Funds Distributor, Inc. (the “Underwriter”), 200 Crescent Court, Suite 700, Dallas, Texas 75201. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds II — (Fund Name), PO Box 8656, Boston, Massachusetts 02266-8656.
Shareowner Guide — How to Invest in Highland Funds II

How to Buy Shares
You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Funds with respect to the sale of shares of the Funds (a “Financial Advisor”), or Boston Financial Data Services, Inc., 30 Dan Road Suite #8656, Canton, MA 02021, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HCMFA if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.
The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.
Outlined below are various methods for buying shares of the Funds:
Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds II — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds II — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
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Method	Instructions
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877-665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://highlandfunds.com/literature.
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds II — (Fund Name), at the address noted below.(2) After completing a new account application, please call 1-877-665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at 1-877-665-1287 or visit the Funds’ website (http://highlandfunds.com/literature).
(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.
(2)	Regular Mail: Send to “Highland Funds II — (Fund Name),” PO Box 8656, Boston, MA 02266-8656. Overnight Mail: Send to “Highland Funds II — (Fund Name),” 30 Dan Road, Suite #8656, Canton, MA 02021-2809
The following minimum investment amounts apply to direct accounts with a Fund.
Minimum Investments for Class A and Class C Shares
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days’ notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.
Minimum Investments for Class R and Class Y Shares (eligible investors only)
	Class R	Class Y
Initial Investment	None	None
Subsequent Investments	None	None
Class R and Class Y shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by eligible investors. Individual investors that invest directly with a Fund are not eligible to invest in Class R or Class Y shares.
Unless the requirement is expressly waived by a Fund, each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.
Retirement Plans
Shares of the Funds, other than the Highland Tax-Exempt Fund, are available for purchase through individual retirement accounts (IRAs) and other retirement plans. Each Fund offers several different types of IRAs, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. For further information, please call the Funds at 1-877-665-1287 or your Financial Advisor.
Purchases in Kind — If You Invest More than $10 Million
Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund
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with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.
Choosing a Share Class
Each Fund (other than the Highland Tax-Exempt Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares. Highland Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y Shares.
Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and manner in which you purchase.
Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the Shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C and Class R Shares have higher annual operating expenses than Class A and Class Y Shares because of higher distribution and shareholder service fees.
Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C Shares and the distribution and shareholder service fees for the Class R Shares have the same purpose as the front-end sales charge on sales of Class A Shares: to compensate the Underwriter for concessions and expenses it pays to Financial Advisors.
The Funds may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.
Purchasing Class A Shares
Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission (or dealers’ reallowance) to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.
Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Energy MLP Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund and Highland Total Return Fund
	Front-End Sales Charge		Maximum Dealers’ Reallowance*
Your Investment**	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	None	None	†
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Highland Fixed Income Fund and Highland Tax-Exempt Fund
	Front-End Sales Charge		Maximum Dealers’ Reallowance*
Your Investment**	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	None	None	†
*	From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.
**	Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more intended for Class C Shares should be made in Class A Shares (for individual investors) or in Class Y Shares (for institutional investors).
***	Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.
†	For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares
You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which works as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund or the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), any series of Highland Funds II, the Liquid Reserves Fund (as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board.
You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://highlandfunds.com/literature.
In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients. See the SAI for a description of this and other situations in which sales charges are reduced or waived.
Purchasing Class C Shares
Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.
Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the
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Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay higher Rule 12b-1 fees than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.
Trail commissions of up to 1.00% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class C Shares.
Class C Shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and HCMFA related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.
The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.
Intended purchases of Class C Shares of $1,000,000 or more by investors not eligible for Class Y Shares should be made in Class A Shares. An amount up to 1% of the amount invested in Class C Shares may be paid to Financial Advisors.
Purchasing Class R Shares
Your purchase of Class R Shares are made at NAV without a sales charge or CDSC. Class R Shares are only available to eligible investors.
Class R Shares are available to investors who invest through programs or platforms maintained by Financial Advisors that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Individual investors that invest directly with a Fund are not eligible to invest in Class R Shares.
Although Class R Shares pay a lower Rule 12b-1 fee than Class C Shares, Class R Shares pay a higher Rule 12b-1 fee than Class A Shares and never convert to Class A Shares.
Trail commissions of up to 0.50% may be paid to by the Underwriter to Financial Advisors that provide on-going services with respect to Class R Shares.
Purchasing Class Y Shares
Your purchase of Class Y Shares are made at NAV without a sales charge or CDSC. Class Y Shares are only available to eligible investors.
Eligible Investors
The Funds offer Class Y Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:
•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;
•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;
•	Any insurance company, trust company or bank purchasing shares for its own account;
•	Any endowment, investment company or foundation; and
•	Any trustee of a Fund, any employee of HCMFA and any family member of any such trustee or employee.
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Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.
Redemption of Shares
Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.
You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.
The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.
Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) a particular Fund within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any series of Highland Funds I or Highland Funds II or exchanging between Participating Funds, as defined in this
Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.
The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by HCMFA. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.
Omnibus Accounts with Financial Advisors. The Funds are also offered through Financial Advisors that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.
In deciding whether to establish an omnibus account with a Financial Advisor, the Funds will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts).
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If the Financial Advisor has its own disruptive trading policies and procedures, the Funds will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.
If the Financial Advisor does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Financial Advisor’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it.
There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures. The Funds will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.
Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of any Fund may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.
Reservation of Rights to Reject Purchase or Exchange Orders. The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.
Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Funds and the Underwriter to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.
Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.
Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield securities or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.
Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.
Each Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.
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You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. Your Financial Advisor may charge a fee for such services. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:
Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds II — (Fund Name),” PO Box 8656, Boston, MA 02266-8656 . Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.
By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287 or visiting the Funds’ website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.
Automatic Cash Withdrawal Plan
You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://highlandfunds.com/literature for more information about this plan.
Involuntary Redemption
A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.
Redemption Proceeds
A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.
The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a
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redemption of shares, whether you receive the redemption proceeds in cash or securities, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).
Exchange of Shares
Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds II (currently, Highland Dividend Equity Fund, Highland Energy MLP Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Fixed Income Fund, Highland Tax-Exempt Fund, Highland Global Allocation Fund and Highland Total Return Fund), Highland Funds I, except for the Highland/iBoxx Senior Loan ETF, (currently, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund), and any other Participating Fund and such exchanges will be effected at the relative daily NAVs per share. If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable investment minimums, and read it carefully before investing.
Additionally, you can also exchange your Fund shares on any business day for shares of the Highland Liquid Reserves Fund (the “Liquid Reserves Fund”), a money market mutual fund advised by SSgA Funds Management, Inc. The minimum to open an account in the Liquid Reserves Fund is currently $1,000. Call 1-877-665-1287 for the Liquid Reserves Fund prospectus, including applicable investment minimums, and read it carefully before investing.
Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).
If the shares of the Funds or any Participating Fund, other than the Liquid Reserves Fund, that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Liquid Reserves Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Liquid Reserves Fund and will be calculated without regard to the holding time of the Liquid Reserves Fund.
Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.
Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not generally expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.
To exchange via the Internet, visit the Funds’ website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.
Cost Basis Reporting
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor or other intermediary, your Financial Advisor or other intermediary, as applicable, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds’ Transfer Agent at 1-877-665-1287 or consult your Financial Advisor or other intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
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Distribution and Shareholder Service Fees
Each Fund is authorized under a distribution plan (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A, Class C and Class R Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class C and Class R Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.
Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plans and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receives from the Funds to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.
The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.
In addition to payments under the Plan, from time to time the Funds may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance.
In addition, HCMFA may, from time to time, at its own expense out of its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Funds and/or to promote retention of its customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). HCMFA may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans. Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer or other financial intermediary in connection
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with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Funds.
Distribution and Shareholder Service Fee Rates
All Funds except Highland Dividend Equity Fund and Highland Energy MLP Fund			Highland Dividend Equity Fund and Highland Energy MLP Fund
	Distribution Fee	Service Fee		Distribution Fee	Service Fee
Class A	0.00%*	0.25%*	Class A	0.10%**	0.25%
Class C	0.75%	0.25%	Class C	0.75%	0.25%
Class R***	0.25%****	0.25%****	Class R	0.25%	0.25%
Class Y	None	None	Class Y	None	None
*	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and/or shareholder servicing fees.
**	Currently, Highland Energy MLP Fund is not authorized by the Board to charge any distribution fees for Class A Shares, although the Board may authorize such payments at any time without shareholder approval.
***	Except for Highland Tax-Exempt Fund, which does not have Class R Shares.
****	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and up to an additional 0.25% for distribution fees and/or shareholder servicing fees.
These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may be returned to their stated levels, at any time, without prior notice.
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Net Asset Value (NAV)

The NAV per share of each class of shares of each Fund is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.
Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:
•	Portfolio securities for which market quotations are readily available are valued at their current market value.
•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.
•	Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.
•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.
•	Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
Additional Information Regarding Deferred Tax Liability
In calculating the Highland Energy MLP Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances.
The Fund accrues, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal corporate income tax rate (generally at a rate of 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating income or gains. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance reduces the Fund’s NAV.
The Fund also accrues, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit
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Net Asset Value (NAV)

associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax asset balance increases the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund assesses, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund assesses a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund uses judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence is commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential for additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years for regular C Corporations. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund assesses whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.
The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund relies to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund estimates the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. Average historical tax characterization of distributions is determined by reference to historical data, if available, specific to each MLP in which the Fund invests; when no such data are available, the Fund generally relies on industry-wide data. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets, the amount of time the Fund holds a particular MLP investment, the composition of the Fund’s portfolio and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation is based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.
Dividends and Other Distributions

Dividends and Other Distributions (Funds Other Than Highland Energy MLP Fund)
The Funds declare and pay dividends of their net investment income according to the schedule below. The Funds declare and pay dividends of any net realized capital gains once each year. Unless you instruct a Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to
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reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Funds.
The Funds are generally subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Funds may pay dividends of net investment income and net realized capital gains more frequently than shown in the schedule below. See “Taxation” below.
Fund	Distribution Schedule
Highland Global Allocation Fund Highland Premier Growth Equity Fund Highland Small-Cap Equity Fund Highland Total Return Fund	• Dividends of investment income are typically declared and paid annually. • Short-term and long-term capital gains, if any, are typically declared and paid annually.
Highland Dividend Equity Fund	• Dividends of investment income are typically declared and paid monthly. • Short-term and long-term capital gains, if any, are typically declared and paid annually.
Highland Fixed Income Fund Highland Tax-Exempt Fund	• Dividends of investment income are declared daily and paid monthly. • Short-term and long-term capital gains, if any, are typically declared and paid annually.
Dividends and Other Distributions (Highland Energy MLP Fund)
The Fund intends to make quarterly cash distributions of all or substantially all cash distributions the Fund receives from MLP investments, after allowance for any fund-level taxes, to its shareholders.
Due to the tax treatment of the Fund’s allocations and distributions from MLPs (as discussed in “Taxation” below), HCM expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio (i.e., as between MLP equity securities and other investments), the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.
In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital, and, when the shareholder later sells shares of the Fund, in the shareholder’s recognizing more gain or less loss, potentially increasing the shareholder’s tax liability). To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, once distributed, such amounts reduce the Fund’s net asset value. In addition, in the discretion of the Fund, the Fund may determine not to make distributions at one or more times during the year, including by reason of potential adverse tax consequences to shareholders. See “Taxation -- Highland Energy MLP Fund” below.
Unless you instruct the Fund to pay distributions to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or distributions in excess of the Fund’s earnings and profits. Distributions that are reinvested in additional shares of the Fund are generally treated in the same manner for U.S. federal income tax purposes as comparable cash dividends or distributions. See “Taxation -- Highland Energy MLP Fund” below.
Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of
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shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.
All Funds Other Than the Highland Energy MLP Fund
Taxation of the Funds
Each Fund has elected to be treated and intends to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions (Funds Other Than Highland Energy MLP Fund)” above, each Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Funds intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
Additionally, if for any taxable year a Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains and, in the case of Highland Tax-Exempt Fund, exempt-interest dividends, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
The tax rules applicable to certain derivative instruments, as well as certain ETNs, in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain, including for Subchapter M purposes. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.
Certain of a Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount, foreign debt securities, and securities of REITs may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not
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advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.
A Fund’s investments in certain commodity-related investments, including ETFs and ETNs providing exposure to a single commodity or a commodities index are or may be limited by its intention to qualify as a RIC, and, in certain cases, may adversely affect the Fund’s ability to qualify as a RIC in a particular year.
Investments by a Fund in foreign securities may be subject to foreign withholding and other taxes, which may decrease the Fund’s yield on those securities. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Under some circumstances, a Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain Underlying Funds in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so.
Some of the Funds may have high portfolio turnover during a year. High portfolio turnover can cause a Fund to realize greater amounts of short-term capital gains or other income than in the absence of such turnover and these amounts will generally be taxable to shareholders as ordinary income when distributed to them. As noted above, a Fund is generally required to distribute such additional income to its shareholders in respect of each taxable year.
Distributions paid to you by a Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits, other than exempt-interest dividends (described below), generally are taxable to you as ordinary income. Corporations are taxed at the same rate on ordinary income as on capital gains. The Fixed Income Fund and Tax-Exempt Fund generally do not expect a significant portion of their distributions to qualify as qualified dividend income.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Dividends that the Highland Tax-Exempt Fund properly reports to you as “exempt-interest dividends” are generally not subject to federal income taxation, but may be subject to state and local taxes. The Fund generally intends to distribute primarily exempt-interest dividends that are also exempt from the federal alternative minimum tax. Distributions derived from other sources, including gains on the sale of municipal obligations, generally will be taxable to you as ordinary income or as long-term capital gain. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Highland Tax-Exempt Fund may have on the federal taxation of your benefits.
If, for any taxable year, a Fund’s total distributions exceed both its current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).
Dividends and other taxable distributions are taxable to you as described herein, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a distribution (other than a
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distribution of exempt-interest dividends or of net investment income that a Fund declares daily (see “Dividends and Other Distributions (Funds Other Than Highland MLP Fund)” above), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
Each Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.
If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible Fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. In addition, any loss realized upon a taxable disposition of shares of the Highland Tax-Exempt Fund held by a shareholder for six months or less may be disallowed, to the extent of certain exempt-interest dividends received by the shareholder with respect to those shares. This loss disallowance rule does not apply with respect to a regular exempt-interest dividend paid by the Fund if, as currently expected, the Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis.
A Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
Highland Energy MLP Fund
Taxation of the Fund
The Fund is taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus will pay entity-level taxes as described below.
The Fund was formed in 2011 as a regulated investment company under the Code, as amended. It adopted its current investing strategy during its taxable year that began in October, 2012. Because the Fund invests and intends to invest primarily in MLPs, it no longer qualifies for treatment as a regulated investment company, and has not so qualified since 2012. Instead, the Fund is treated as a C corporation.
As a C corporation, the Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to regular C corporations (generally at a rate of 35%). Such taxable income generally includes, among other items, all of the Fund’s net income and gains from its investments, less Fund expenses. The Fund will be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent, if any, that the alternative minimum tax exceeds the Fund’s regular income tax liability, as described further below. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on Fund shares. In addition, distributions to Fund shareholders will be taxed under U.S. federal income tax laws applicable to corporate distributions, as described further below, and thus the Fund’s income will be subject to two layers of taxation.
As a regular C corporation, the Fund is also subject to state income tax on its taxable income, and may also be subject to state franchise tax or local or foreign taxes.
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For information about the potential effects of deferred income tax liabilities and/or asset balances on the calculation of the Fund’s net asset value, see “Additional Information Regarding Deferred Tax Liability” above.
As described above, the Fund has invested and intends to continue to invest a substantial portion of its assets in equity securities of MLPs. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Fund invests primarily in MLPs that are taxed as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed. There is a risk that one or more MLPs in which the Fund invests would be treated as corporations for U.S. federal income tax purposes. If any of the MLPs in which the Fund invests were treated as corporations for U.S. federal income tax purposes, such MLPs would be required to pay U.S. federal income tax on their taxable income and the after-tax return to the Fund with respect to its investment in such MLPs could be significantly reduced.
A cash distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, HCM expects that from time to time the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance can be given that this result will be obtained. If this expectation is not realized, the Fund will generally have a larger corporate income tax expense than expected, which could result in less cash available to distribute to shareholders and a higher percentage of its distributions in a taxable year constituting dividends in the hands of Fund shareholders, as described below. In particular, the accelerated deductions available in respect of a MLP’s activities may cause the Fund to realize taxable income in excess of its cash flow from, or its economic gain on the disposition of, such MLP securities.
The Fund is subject to U.S. federal income tax at the regular corporate tax rates on any income or gain recognized by the Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to a Fund that exceed the taxable income allocated to such Fund from such MLP will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of income or gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. From time to time, the Fund may be required to sell MLP securities to meet shareholder redemption requests, in which case it could recognize significant income or gains, which would generally result in federal and state income taxes imposed at the Fund-level and decrease cash available for distribution to shareholders.
Investments in securities other than MLP equity securities may well generate current taxable income to the Fund on which it will currently be required to pay income taxes, thus potentially reducing the amount of cash available for distribution to the Fund shareholders, the amount of distributions treated as a return of capital in the hands of Fund shareholders, and the Fund’s share value.
Any investment by the Fund in foreign securities may be subject to withholding or other taxes imposed by foreign countries on dividends, interest, or capital gains. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments to the extent that the Fund is unable to claim foreign tax credits in respect of such taxes.
Federal Income Taxation of Shareholders of the Fund
Taxation of Distributions. Distributions by the Fund in respect of Fund shares (other than, in general, distributions paid in redemption of Fund shares, as described below) will be taxable to a Fund shareholder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividend income is generally taxable to shareholders as ordinary income. However, subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends-received deduction in the case of corporate Fund shareholders and will generally be treated as “qualified dividend income” eligible for taxation at net capital gain rates for non-corporate Fund shareholders (including individuals). Corporations are currently taxed at the same rate on ordinary income as on capital gains. Net capital gain rates are currently lower than ordinary income tax rates for individuals.
To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Fund shares (but not below zero), thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a Fund shareholder on a subsequent disposition of the Fund shares; the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.
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Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you as an ordinary dividend even though it represents in part a return of your invested capital.
Taxation of Sales, Exchanges and Redemptions. If you sell, exchange, or otherwise dispose of any of your shares of the Fund (including through a redemption that is treated as a sale or exchange for U.S. federal income tax purposes), you will generally recognize a gain or loss in an amount equal to the difference between your adjusted tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. Generally, a Fund shareholder’s adjusted tax basis in the Fund shares will be equal to the cost of the holder’s Fund shares, increased by distributions that are reinvested in additional shares of the Fund and reduced (but not below zero) by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
The Fund generally expects redemptions of Fund shares to be treated as sales or exchanges for U.S. federal income tax purposes. For information about rules under which certain redemptions could instead be treated as distributions for U.S. federal income tax purposes taxable to the redeeming shareholder as dividend income, see the “Taxation” section of the SAI.
Medicare Tax. A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund or on distributions by the Fund in excess of both the Fund’s current and accumulated earnings and profits and the applicable shareholder’s basis in its Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Backup Withholding and Information Reporting. The Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes. In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.
Also, to the extent you redeem, exchange or otherwise dispose of your shares during the calendar year, the Fund will provide you with cost basis and certain related information after the end of that calendar year in respect of that redemption, exchange or other disposition, as described above in “Cost Basis Reporting.”
Investment by Tax-Exempt Investors and RICs.
The Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders, including employee benefit plans and individual retirement plans. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
As explained above, a holder of Fund shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Fund shares, both of which will constitute qualifying income for a RIC as dividends or gain on the sale of stock or securities. Finally, because the Fund is
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a regular C corporation and not a RIC for U.S. federal tax purposes, its shares will not constitute automatically diversified assets for purposes of the RIC asset diversification test, but rather will be subject to the limitations applied to other securities set forth in that test.
THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.
Financial Highlights

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years or periods ended September 30. Certain information may reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are incorporated by reference in the SAI and available upon request.
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For the years or periods ended September 30, 2014
Selected data for a share outstanding throughout each period is as follows:
		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Global Allocation Fund
Class A
2014	$9.03	$0.16	$1.89	$2.05	$(0.16)	$(0.34)	$—	$(0.50)
2013	10.24	0.15	1.45	1.60	(0.15)	(2.66)	—	(2.81)
2012	8.15	0.07	2.11	2.18	(0.09)	—	—	(0.09)
2011	8.45	0.08	(0.31)	(0.23)	(0.07)	—	—	(0.07)
2010	8.07	0.08	0.38	0.46	(0.08)	—	—	(0.08)
Class C
2014	$8.20	$0.07	$1.72	$1.79	$(0.12)	$(0.34)	$—	$(0.46)
2013	9.51	0.07	1.34	1.41	(0.06)	(2.66)	—	(2.72)
2012	7.58	— (e)	1.96	1.96	(0.03)	—	—	(0.03)
2011	7.86	0.01	(0.29)	(0.28)	—	—	—	—
2010	7.54	0.02	0.34	0.36	(0.04)	—	—	(0.04)
Class R
2014	$9.16	$0.11	$1.95	$2.06	$(0.14)	$(0.34)	$—	$(0.48)
2013	10.33	0.14	1.46	1.60	(0.11)	(2.66)	—	(2.77)
2012	8.16	0.05	2.14	2.19	(0.02)	—	—	(0.02)
2011	8.44	0.06	(0.29)	(0.23)	(0.05)	—	—	(0.05)
2010	8.06	0.06	0.37	0.43	(0.05)	—	—	(0.05)
Class Y
2014	$10.36	$0.22	$2.16	$2.38	$(0.19)	$(0.34)	$—	$(0.53)
2013	11.38	0.17	1.65	1.82	(0.18)	(2.66)	—	(2.84)
2012	9.04	0.08	2.37	2.45	(0.11)	—	—	(0.11)
2011	9.37	0.12	(0.36)	(0.24)	(0.09)	—	—	(0.09)
2010	8.94	0.10	0.43	0.53	(0.10)	—	—	(0.10)
Highland Dividend Equity Fund
Class A
2014	$13.92	$0.24	$1.07	$1.31	$(0.22)	$(0.20)	$—	$(0.42)
2013	11.96	0.21	1.95	2.16	(0.22)	(0.00) (e)	—	(0.22)
2012 (f)	10.00	0.11	2.00	2.11	(0.15)	—	—	(0.15)
Class C
2014	$13.24	$0.13	$1.02	$1.15	$(0.13)	$(0.20)	$—	$(0.33)
2013	11.40	0.12	1.85	1.97	(0.14)	(0.00) (e)	—	(0.14)
2012 (f)	10.00	0.04	1.44	1.48	(0.08)	—	—	(0.08)
Class Y
2014	$13.24	$0.28	$1.02	$1.30	$(0.27)	$(0.20)	$—	$(0.47)
2013	11.40	0.25	1.84	2.09	(0.26)	(0.00) (e)	—	(0.26)
2012 (f)	10.00	0.14	1.44	1.58	(0.18)	—	—	(0.18)
92

Highland Funds II Prospectus
February 1, 2015
Financial Highlights

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)	Gross Expenses(c)	Portfolio Turnover Rate

$—	$10.58	23.21%	$484,016	1.53%	0.94%	0.94%	195%
—	9.03	15.89	214,521	1.38	1.14	1.14	236
—	10.24	26.97	194,779	0.77	1.41	1.41	47
—	8.15	(2.85)	29,171	0.89	1.13 (d)	1.13	47
—	8.45	5.70	34,667	1.00	1.36 (d)	1.41	50

$—	$9.53	22.32%	$151,943	0.76%	1.69%	1.69%	195%
—	8.20	14.97	4,905	0.67	1.88	1.88	236
—	9.51	25.97	3,443	0.02	2.16	2.16	47
—	7.58	(3.56)	1,361	0.14	1.88 (d)	1.88	47
—	7.86	4.83	1,907	0.25	2.12 (d)	2.16	50

$—	$10.74	22.95%	$693	1.03%	1.27%	1.27%	195%
—	9.16	15.69	5	1.32	1.26	1.26	236
—	10.33	26.87	2	0.52	1.66	1.66	47
—	8.16	(2.82)	1	0.64	1.38 (d)	1.38	47
—	8.44	5.34	9	0.75	1.61 (d)	1.66	50

$—	$12.21	23.39%	$246,907	1.79%	0.69%	0.69%	195%
—	10.36	16.27	1,495	1.44	0.87	0.87	236
—	11.38	27.34	3,124	1.02	1.16	1.16	47
—	9.04	(2.68)	94	1.14	0.88 (d)	0.88	47
—	9.37	5.88	149	1.19	1.11 (d)	1.14	50

$—	$14.81	9.44%	$5,921	1.63%	1.35%	1.94%	15%
0.02	13.92	18.47	3,464	1.52	1.40	2.62	6
— (e)	11.96	21.16 (g)	424	1.10	2.25	4.03	6 (g)

$—	$14.06	8.70%	$2,274	0.93%	2.00%	2.58%	15%
0.01	13.24	17.59	1,994	0.93	2.04	3.19	6
— (e)	11.40	14.89 (g)	771	0.45	2.90	4.68	6 (g)

$—	$14.07	9.86%	$15,939	1.98%	1.00%	1.59%	15%
0.01	13.24	18.72	12,650	1.98	1.02	2.17	6
— (e)	11.40	15.90 (g)	9,911	1.45	1.90	3.68	6 (g)
93

Financial Highlights

For the years or periods ended September 30, 2014
Selected data for a share outstanding throughout each period is as follows:
		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Premier Growth Equity Fund
Class A
2014	$31.22	$0.06	$5.70	$5.76	$(0.04)	$(1.95)	$—	$(1.99)
2013	26.13	0.11	5.12	5.23	(0.14)	—	—	(0.14)
2012	19.39	0.03	6.71	6.74	—	—	—	—
2011	19.45	— (e)	(0.06)	(0.06)	—	—	—	—
2010	18.45	(0.01)	1.06	1.05	(0.05)	—	—	(0.05)
Class C
2014	$26.82	$(0.16)	$4.86	$4.70	$—	$(1.95)	$—	$(1.95)
2013	22.50	(0.09)	4.41	4.32	—	—	—	—
2012	16.82	(0.12)	5.80	5.68	—	—	—	—
2011	17.00	(0.15)	(0.03)	(0.18)	—	—	—	—
2010	16.21	(0.14)	0.93	0.79	—	—	—	—
Class R
2014	$30.86	$(0.03)	$5.64	$5.61	$—	$(1.95)	$—	$(1.95)
2013	25.84	0.02	5.08	5.10	(0.08)	—	—	(0.08)
2012	19.22	(0.03)	6.65	6.62	—	—	—	—
2011	19.33	(0.06)	(0.05)	(0.11)	—	—	—	—
2010	18.39	(0.06)	1.05	0.99	(0.05)	—	—	(0.05)
Class Y
2014	$31.96	$0.14	$5.85	$5.99	$(0.11)	$(1.95)	$—	$(2.06)
2013	26.74	0.18	5.24	5.42	(0.20)	—	—	(0.20)
2012	19.80	0.09	6.85	6.94	—	—	—	—
2011	19.81	0.05	(0.06)	(0.01)	—	—	—	—
2010	18.78	0.04	1.08	1.12	(0.09)	—	—	(0.09)
Highland Small-Cap Equity Fund
Class A
2014	$14.93	$(0.04)	$1.07	$1.03	$—	$(1.06)	$—	$(1.06)
2013	12.88	(0.06)	3.07	3.01	—	(0.96)	—	(0.96)
2012	10.07	(0.10)	2.91	2.81	—	—	—	—
2011	9.64	(0.07)	0.50	0.43	—	—	—	—
2010	8.49	(0.03)	1.18	1.15	—	—	—	—
Class C
2014	$12.35	$(0.13)	$0.90	$0.77	$—	$(1.06)	$—	$(1.06)
2013	10.91	(0.16)	2.56	2.40	—	(0.96)	—	(0.96)
2012	8.59	(0.17)	2.49	2.32	—	—	—	—
2011	8.29	(0.14)	0.44	0.30	—	—	—	—
2010	7.35	(0.08)	1.02	0.94	—	—	—	—
Class R
2014	$14.79	$(0.07)	$1.07	$1.00	$—	$(1.06)	$—	$(1.06)
2013	12.79	(0.09)	3.05	2.96	—	(0.96)	—	(0.96)
2012	9.99	(0.13)	2.93	2.80	—	—	—	—
2011	9.58	(0.10)	0.51	0.41	—	—	—	—
2010	8.46	(0.05)	1.17	1.12	—	—	—	—
94

Highland Funds II Prospectus
February 1, 2015
Financial Highlights

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)	Gross Expenses(c)	Portfolio Turnover Rate

$—	$34.99	19.08%	$167,187	0.17%	1.16%	1.16%	20%
—	31.22	20.12	140,949	0.39	1.25	1.27	20
—	26.13	34.76	127,028	0.14	1.22	1.31	16
—	19.39	(0.31)	109,321	(0.02)	1.07 (d)	1.10	23
—	19.45	5.69	140,095	(0.08)	1.00 (d)	1.00	21

$—	$29.57	18.21%	$16,290	(0.58)%	1.91%	1.91%	20%
—	26.82	19.20	13,589	(0.37)	2.00	2.02	20
—	22.50	33.77	10,512	(0.61)	1.97	2.06	16
—	16.82	(1.06)	10,248	(0.77)	1.82 (d)	1.85	23
—	17.00	4.87	13,770	(0.83)	1.75 (d)	1.75	21

$—	$34.52	18.80%	$141	(0.09)%	1.41%	1.41%	20%
—	30.86	19.80	367	0.08	1.50	1.52	20
—	25.84	34.44	233	(0.11)	1.47	1.56	16
—	19.22	(0.57)	171	(0.27)	1.32 (d)	1.35	23
—	19.33	5.40	103	(0.31)	1.23 (d)	1.24	21

$—	$35.89	19.40%	$31,036	0.42%	0.91%	0.91%	20%
—	31.96	20.45	26,802	0.64	1.00	1.02	20
—	26.74	35.05	25,083	0.39	0.97	1.06	16
—	19.80	(0.05)	24,705	0.23	0.82 (d)	0.85	23
—	19.81	5.94	36,848	0.19	0.74 (d)	0.74	21

$—	$14.90	6.93%	$33,598	(0.27)%	1.49%	1.62%	26%
—	14.93	25.36	35,882	(0.47)	1.91	1.91	64
—	12.88	27.91	33,698	(0.86)	2.00	2.00	24
—	10.07	4.46	31,155	(0.65)	1.91 (d)	1.92	71
—	9.64	13.55	34,798	(0.33)	1.81 (d)	1.97	42

$—	$12.06	6.23%	$3,213	(1.01)%	2.23%	2.37%	26%
—	12.35	24.39	3,480	(1.21)	2.66	2.66	64
—	10.91	26.89	2,947	(1.61)	2.75	2.75	24
—	8.59	3.62	2,587	(1.40)	2.66 (d)	2.67	71
—	8.29	12.79	2,832	(1.08)	2.56 (d)	2.71	42

$—	$14.73	6.79%	$1	(0.48)%	1.64%	1.77%	26%
—	14.79	25.24	1	(0.57)	1.99	1.99	64
—	12.79	27.93	1	(1.11)	2.25	2.25	24
—	9.99	4.28	1	(0.90)	2.16 (d)	2.17	71
—	9.58	13.24	9	(0.55)	2.03 (d)	2.19	42
95

Financial Highlights

For the years or periods ended September 30, 2014
Selected data for a share outstanding throughout each period is as follows:
		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Small-Cap Equity Fund (continued)
Class Y
2014	$15.72	$—	$1.13	$1.13	$—	$(1.06)	$—	$(1.06)
2013	13.48	(0.05)	3.25	3.20	—	(0.96)	—	(0.96)
2012	10.51	(0.08)	3.05	2.97	—	—	—	—
2011	10.04	(0.05)	0.52	0.47	—	—	—	—
2010	8.82	—	1.22	1.22	—	—	—	—
Highland Total Return Fund
Class A
2014	$22.93	$0.24	$1.57	$1.81	$(0.22)	$—	$—	$(0.22)
2013	20.85	0.20	2.09	2.29	(0.21)	—	—	(0.21)
2012	18.03	0.19	2.87	3.06	(0.24)	—	—	(0.24)
2011	18.80	0.21	(0.87)	(0.66)	(0.11)	—	—	(0.11)
2010	17.90	0.17	0.99	1.16	(0.26)	—	—	(0.26)
Class C
2014	$21.17	$0.05	$1.45	$1.50	$(0.09)	$—	$—	$(0.09)
2013	19.25	0.03	1.94	1.97	(0.05)	—	—	(0.05)
2012	16.63	0.04	2.65	2.69	(0.07)	—	—	(0.07)
2011	17.37	0.06	(0.80)	(0.74)	—	—	—	—
2010	16.59	0.03	0.91	0.94	(0.16)	—	—	(0.16)
Class R
2014	$23.04	$0.18	$1.58	$1.76	$(0.18)	$—	$—	$(0.18)
2013	20.94	0.28	1.99	2.27	(0.17)	—	—	(0.17)
2012	18.02	0.14	2.88	3.02	(0.10)	—	—	(0.10)
2011	18.79	0.16	(0.86)	(0.70)	(0.07)	—	—	(0.07)
2010	17.87	0.12	0.99	1.11	(0.19)	—	—	(0.19)
Class Y
2014	$23.20	$0.30	$1.58	$1.88	$(0.26)	$—	$—	$(0.26)
2013	21.09	0.27	2.11	2.38	(0.27)	—	—	(0.27)
2012	18.24	0.24	2.90	3.14	(0.29)	—	—	(0.29)
2011	19.03	0.27	(0.89)	(0.62)	(0.17)	—	—	(0.17)
2010	18.10	0.21	1.01	1.22	(0.29)	—	—	(0.29)
Highland Tax-Exempt Fund
Class A
2014	$11.64	$0.33	$0.44	$0.77	$(0.33)	$—	$—	$(0.33)
2013	12.34	0.31	(0.70)	(0.39)	(0.31)	—	—	(0.31)
2012	11.86	0.32	0.48	0.80	(0.32)	—	—	(0.32)
2011	11.97	0.34	(0.11)	0.23	(0.34)	—	—	(0.34)
2010	11.79	0.41	0.18	0.59	(0.41)	—	—	(0.41)
Class C
2014	$11.63	$0.24	$0.44	$0.68	$(0.24)	$—	$—	$(0.24)
2013	12.33	0.22	(0.71)	(0.49)	(0.21)	—	—	(0.21)
2012	11.86	0.23	0.47	0.70	(0.23)	—	—	(0.23)
2011	11.96	0.26	(0.10)	0.16	(0.26)	—	—	(0.26)
2010	11.78	0.33	0.17	0.50	(0.32)	—	—	(0.32)
96

Highland Funds II Prospectus
February 1, 2015
Financial Highlights

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)	Gross Expenses(c)	Portfolio Turnover Rate

$—	$15.79	7.24%	$1,745	(0.01)%	1.23%	1.37%	26%
—	15.72	25.66	1,539	(0.28)	1.64	1.64	64
—	13.48	28.26	460	(0.61)	1.75	1.75	24
—	10.51	4.68	209	(0.40)	1.66 (d)	1.67	71
—	10.04	13.83	198	(0.04)	1.58 (d)	1.72	42

$—	$24.52	7.92%	$69,084	0.99%	1.38%	1.38%	121%
—	22.93	11.15	71,505	0.92	1.33	1.34	138
—	20.85	17.01	75,216	0.97	1.60	1.82	169
—	18.03	(3.51)	79,574	1.07	1.42 (d)	1.46	177
—	18.80	6.51	104,835	0.92	1.15 (d)	1.26	137

$—	$22.58	7.10%	$5,690	0.24%	2.13%	2.13%	121%
—	21.17	10.28	6,019	0.17	2.08	2.09	138
—	19.25	16.17	6,965	0.22	2.35	2.57	169
—	16.63	(4.20)	8,183	0.32	2.17 (d)	2.21	177
—	17.37	5.71	11,714	0.19	1.90 (d)	2.01	137

$—	$24.62	7.65%	$1	0.75%	1.66%	1.66%	121%
—	23.04	10.99	1	1.27	1.28	1.28	138
—	20.94	16.68	1	0.72	1.85	2.07	169
—	18.02	(3.70)	1	0.82	1.67 (d)	1.71	177
—	18.79	6.25	9	0.66	1.41 (d)	1.52	137

$—	$24.82	8.15%	$381	1.24%	1.14%	1.14%	121%
—	23.20	11.41	326	1.22	1.08	1.09	138
—	21.09	17.36	217	1.22	1.35	1.57	169
—	18.24	(3.36)	238	1.32	1.17 (d)	1.21	177
—	19.03	6.81	5,070	1.16	0.90 (d)	1.00	137

$—	$12.08	6.67%	$27,149	2.76%	0.98%	0.98%	14%
—	11.64	(3.26)	30,390	2.53	1.12	1.13	16
—	12.34	6.79	33,747	2.62	1.14	1.18	26
—	11.86	2.06	36,024	2.97	1.15 (d)	1.18	40
—	11.97	5.14	40,049	3.49	0.86 (d)	0.63	28

$—	$12.07	5.88%	$925	2.01%	1.73%	1.73%	14%
—	11.63	(3.98)	1,000	1.77	1.87	1.88	16
—	12.33	5.93	1,728	1.87	1.89	1.93	26
—	11.86	1.39	1,675	2.22	1.90 (d)	1.93	40
—	11.96	4.33	2,699	2.68	1.60 (d)	1.24	28
97

Financial Highlights

For the years or periods ended September 30, 2014
Selected data for a share outstanding throughout each period is as follows:
		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Tax-Exempt Fund (continued)
Class Y
2014	$12.58	$0.38	$0.48	$0.86	$(0.38)	$—	$—	$(0.38)
2013	13.34	0.36	(0.76)	(0.40)	(0.36)	—	—	(0.36)
2012	12.83	0.37	0.51	0.88	(0.37)	—	—	(0.37)
2011	12.93	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)
2010	12.74	0.48	0.19	0.67	(0.48)	—	—	(0.48)
Highland Fixed Income Fund
Class A
2014	$12.61	$0.24	$0.20	$0.44	$(0.24)	$—	$(0.02)	$(0.26)
2013	13.04	0.17	(0.41)	(0.24)	(0.17)	—	(0.02)	(0.19)
2012	12.54	0.20	0.59	0.79	(0.27)	—	(0.02)	(0.29)
2011	12.26	0.37	0.31	0.68	(0.40)	—	—	(0.40)
2010	11.71	0.36	0.63	0.99	(0.44)	—	—	(0.44)
Class C
2014	$12.62	$0.15	$0.19	$0.34	$(0.15)	$—	$(0.01)	$(0.16)
2013	13.06	0.07	(0.42)	(0.35)	(0.07)	—	(0.02)	(0.09)
2012	12.56	0.10	0.59	0.69	(0.17)	—	(0.02)	(0.19)
2011	12.27	0.27	0.33	0.60	(0.31)	—	—	(0.31)
2010	11.72	0.27	0.63	0.90	(0.35)	—	—	(0.35)
Class R
2014	$12.61	$0.23	$0.18	$0.41	$(0.22)	$—	$(0.01)	$(0.23)
2013	13.05	0.14	(0.42)	(0.28)	(0.14)	—	(0.02)	(0.16)
2012	12.55	0.16	0.59	0.75	(0.23)	—	(0.02)	(0.25)
2011	12.26	0.33	0.34	0.67	(0.38)	—	—	(0.38)
2010	11.71	0.33	0.63	0.96	(0.41)	—	—	(0.41)
Class Y
2014	$12.60	$0.27	$0.20	$0.47	$(0.27)	$—	$(0.02)	$(0.29)
2013	13.03	0.16	(0.37)	(0.21)	(0.20)	—	(0.02)	(0.22)
2012	12.52	0.23	0.60	0.83	(0.29)	—	(0.03)	(0.32)
2011	12.24	0.40	0.31	0.71	(0.43)	—	—	(0.43)
2010	11.70	0.33	0.68	1.01	(0.47)	—	—	(0.47)
98

Highland Funds II Prospectus
February 1, 2015
Financial Highlights

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)	Gross Expenses(c)	Portfolio Turnover Rate

$—	$13.06	6.97%	$167	3.01%	0.72%	0.72%	14%
—	12.58	(3.03)	266	2.78	0.87	0.87	16
—	13.34	6.97	180	2.87	0.89	0.93	26
—	12.83	2.39	179	3.22	0.90 (d)	0.93	40
—	12.93	5.36	700	3.73	0.61 (d)	0.30	28

$—	$12.79	3.47%	$144,839	1.91%	0.97%	0.97%	283%
—	12.61	(1.92)	161,673	1.32	1.04	1.04	456
—	13.04	6.35	202,060	1.59	1.13	1.14	350
—	12.54	5.78	94,079	2.97	0.90 (d)	0.91	392
—	12.26	8.65	98,741	3.02	0.91 (d)	0.99	342

$—	$12.80	2.62%	$3,082	1.16%	1.72%	1.72%	283%
—	12.62	(2.57)	3,098	0.57	1.79	1.79	456
—	13.06	5.48	5,051	0.84	1.88	1.89	350
—	12.56	4.99	846	2.22	1.65 (d)	1.66	392
—	12.27	7.93	933	2.25	1.66 (d)	1.74	342

$—	$12.79	3.31%	$2	1.83%	1.13%	1.13%	283%
—	12.61	(2.14)	2	1.12	1.22	1.22	456
—	13.05	6.05	2	1.34	1.38	1.39	350
—	12.55	5.60	1	2.72	1.15 (d)	1.16	392
—	12.26	8.37	11	2.73	1.17 (d)	1.25	342

$—	$12.78	3.73%	$222	2.13%	0.72%	0.72%	283%
—	12.60	(1.60)	159	1.27	0.79	0.79	456
—	13.03	6.62	1,571	1.84	0.88	0.89	350
—	12.52	6.04	1,072	3.22	0.65 (d)	0.66	392
—	12.24	8.81	2,686	3.36	0.67 (d)	0.75	342

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	The ratios for periods of less than one full year are annualized.
(d)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(e)	Less than$0.005 per share or less than 0.005%.
(f)	Class A commenced operations on November 23, 2011, Class C commenced operations on November 15, 2011 and Class Y commenced operations on November 14, 2011.
(g)	Not annualized.
99

Financial Highlights

For the years or periods ended September 30, 2014
Selected data for a share outstanding throughout each period is as follows:
		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gain on Investments	Total from Operations	Earnings and Profits	Return of Capital	Total Distributions	Net Asset Value, End of Period
Highland Energy MLP Fund
Class A
2014	$10.32	$(0.13)	$2.52	$2.39	$(0.09)	$(0.45)	$(0.54)	$12.17
2013	10.98	(0.08)	1.06	0.98	(1.32)	(0.32)	(1.64)	10.32
2012 (a)	10.00	0.01	1.02	1.03	(0.05)	—	(0.05)	10.98
Class C
2014	$10.34	$(0.20)	$2.52	$2.32	$(0.08)	$(0.42)	$(0.50)	$12.16
2013	10.96	(0.18)	1.10	0.92	(1.22)	(0.32)	(1.54)	10.34
2012 (a)	10.00	(0.05)	1.02	0.97	(0.01)	—	(0.01)	10.96
Class R
2014	$10.34	$(0.12)	$2.52	$2.40	$(0.09)	$(0.43)	$(0.52)	$12.22
2013	10.98	(0.16)	1.13	0.97	(1.29)	(0.32)	(1.61)	10.34
2012 (a)	10.00	(0.01)	1.03	1.02	(0.04)	—	(0.04)	10.98
Class Y
2014	$10.34	$(0.08)	$2.52	$2.44	$(0.09)	$(0.48)	$(0.57)	$12.21
2013	10.99	(0.07)	1.11	1.04	(1.37)	(0.32)	(1.69)	10.34
2012 (a)	10.00	0.04	1.02	1.06	(0.07)	—	(0.07)	10.99
100

Highland Funds II Prospectus
February 1, 2015
Financial Highlights

	Ratios and Supplemental Data
Total Return(c)	Net Assets, End of Period (000)	Total Operating Expenses	Waiver / Reimbursement	Net Operating Expenses(f)	Dividends For Short Positions	Net Expenses(f)	Income Tax Expense / (Benefit)	Total Expense, Net of Income Taxes	Net Investment Income / (Loss), Net of Income Taxes	Portfolio Turnover Rate(d)

23.83%	$2,758	3.02%	(1.57)%	1.45%	—	1.45%	(0.39)%	1.06%	(0.68)%	40%
10.07	38	20.12	(18.88)	1.24	—	1.24	6.18	7.42	(0.74)	177
10.31 (d)	11	6.88	(4.63)	2.25	0.02%	2.27	—	2.27	0.07	254

23.02%	$491	3.69%	(1.59)%	2.10%	—	2.10%	(0.39)%	1.71%	(1.27)%	40%
9.42	20	20.61	(18.44)	2.17	—	2.17	6.18	8.35	(1.68)	177
9.69 (d)	11	7.53	(4.63)	2.90	0.02%	2.92	—	2.92	(0.58)	254

23.84%	$13	3.21%	(1.61)%	1.60%	—	1.60%	(0.39)%	1.21%	(0.71)%	40%
10.02	11	18.83	(16.86)	1.97	—	1.97	6.18	8.15	(1.52)	177
10.11 (d)	11	7.03	(4.63)	2.40	0.02%	2.42	—	2.42	(0.08)	254

24.25%	$29,741	2.68%	(1.58)%	1.10%	—	1.10%	(0.39)%	0.71%	(0.28)%	40%
10.62	3,392	11.25	(10.05)	1.20	—	1.20	6.18	7.38	(0.71)	177
10.63 (d)	4,193	6.53	(4.63)	1.90	0.02%	1.92	—	1.92	0.42	254
(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
101

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Funds. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.
102

Highland Funds II Prospectus
February 1, 2015

Investment Adviser
Highland Capital Management Fund Advisors, L.P.
200 Crescent Court, Suite 700
Dallas, Texas 75201

Investment Sub-Advisers
Brookmont Capital Management, LLC
2000 McKinney Avenue, Suite 1230
Dallas, Texas 75201
First Foundation Advisors
18101 Von Karman Avenue, Suite 700
Irvine, California 92612
GE Asset Management Incorporated
1600 Summer Street
Stamford, Connecticut 06905
or at:
P.O. Box 7900
Stamford, Connecticut 06905
Highland Capital Management, L.P.
200 Crescent Court, Suite 700
Dallas, Texas 75201
Palisade Capital Management, L.L.C.
One Bridge Plaza, Suite 695
Fort Lee, New Jersey 07024

Transfer Agent
Boston Financial Data Services, Inc.
30 Dan Road Suite #8656
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Distributor
Highland Capital Funds Distributor, Inc.
200 Crescent Court, Suite 700
Dallas, Texas 75201

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

PO Box 8656
Boston, Massachusetts 02266-8656
http://highlandfunds.com
Highland Funds II
You will find additional information about the Funds in the following documents:
Statement of Additional Information (SAI): The SAI contains additional information about each Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports to Shareholders: Additional information about the Funds’ investments will be available in the Funds’ semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
You may obtain a free copy of the SAI or the Funds annual/semi-annual report and make shareholder inquiries by contacting:
Telephone 1-877-665-1287
Website http://highlandfunds.com
Standard Mail:
Highland Funds
PO Box 8656
Boston, Massachusetts 02266-8656
Overnight Mail:
Highland Funds
30 Dan Road, Suite 8656
Canton, MA 02021-2809
The Trust’s Investment Company Act
Registration Number: 811-07142

HIGHLAND FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2015

200 Crescent Court, Suite 700, Dallas, Texas 75201

For information, call 1-877-665-1287

	Class A	Class C	Class R	Class Y
Equity Funds
Highland Dividend Equity Fund	HDFAX	HDFCX	HDFRX	HDFYX
Highland Energy MLP Fund	HEFAX	HEFCX	HEFRX	HEFYX
Highland Premier Growth Equity Fund	HPEAX	HPECX	HPERX	HPEYX
Highland Small-Cap Equity Fund	HSZAX	HSZCX	HSZRX	HSZYX

Income Funds
Highland Fixed Income Fund	HFBAX	HFBCX	HFBRX	HFBYX
Highland Tax-Exempt Fund	HTXAX	HTXCX	---------	HTXYX

Asset Allocation Fund
Highland Global Allocation Fund	HCOAX	HCOCX	HCORX	HCOYX
Highland Total Return Fund	HTAAX	HTACX	HTARX	HTAYX

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of Highland Funds II (the “Trust”) dated February 1, 2015 (the “Prospectus”), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (the “Funds” or “Highland Funds”) may be obtained without charge by calling the Trust at the telephone number listed above. The Trust’s financial statements for the fiscal year ended September 30, 2014 and the Auditor’s Report thereon are incorporated by reference to the Funds’ Annual Reports. No other part of the Trust’s Annual Report is hereby incorporated by reference. For a free copy of the Funds’ annual or semi-annual reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at Boston Financial Data Services Inc., P.O. Box 8656, Boston, Massachusetts 02266-8656. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

PAGE

INVESTMENT STRATEGIES AND RISKS	3

PORTFOLIO HOLDINGS	33

INVESTMENT RESTRICTIONS	34

PORTFOLIO TRANSACTIONS AND BROKERAGE	45

PORTFOLIO TURNOVER	48

MANAGEMENT OF THE TRUST	49

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES	79

DIVIDENDS AND DISTRIBUTIONS	82

INCOME TAX CONSIDERATIONS	83

PRINCIPAL SHAREHOLDERS	106

FUND HISTORY AND ADDITIONAL INFORMATION	114

FINANCIAL STATEMENTS	115

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

APPENDIX D	D-1

APPENDIX E	E-1

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives and principal investment strategies of the series of Highland Funds II (the “Trust”), an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended. This SAI relates to the following series of the Trust: Highland Dividend Equity Fund (the “Dividend Equity Fund”), Highland Energy MLP Fund (the “Energy MLP Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Fixed Income Fund (the “Fixed Income Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”), Highland Global Allocation Fund (the “Global Allocation Fund”) and Highland Total Return Fund (the “Total Return Fund”).

Each of the Funds, with the exception of the Dividend Equity Fund and Energy MLP Fund, has elected to be classified as a diversified fund for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Diversified funds may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. The Dividend Equity Fund and Energy MLP Fund have elected to be classified as non-diversified funds, which means that they may invest more of their assets in a smaller number of companies than the diversified funds.

Because of the Energy MLP Fund’s concentration in investments in MLPs, the Fund is not eligible for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Energy MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Energy MLP Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (generally at a rate of 35%) as well as state and local income taxes. See “Income Tax Considerations” below.

Highland Capital Management Fund Advisors L.P. (formerly, “Pyxis Capital, L.P.”) (“HCMFA” or “Adviser”) is the investment adviser to the Funds. GE Asset Management Incorporated (“GEAM”) is the investment sub-adviser for the Premier Growth Equity Fund. First Foundation Advisors (“FFA”) is the investment sub-adviser for the Fixed-Income Fund, Tax-Exempt Fund and Total Return Fund. Brookmont Capital Management, LLC (“Brookmont”) is the investment sub-adviser for the Dividend Equity Fund. Palisade Capital Management, L.L.C. (“Palisade”) is the investment sub-adviser for the Small-Cap Equity Fund. Highland Capital Management, L.P. (“HCM”) is the investment sub-adviser to the Energy MLP Fund. GEAM, FFA, Brookmont, Palisade and HCM are each a “Sub-Adviser” and are collectively the “Sub-Advisers.”

Effective September 28, 2012, (i) the Global Allocation Fund acquired all of the assets, and assumed all the liabilities, of Highland U.S. Equity Fund and (ii) the Fixed Income Fund acquired all of the assets, and assumed all liabilities, of Highland Government Securities Fund and Highland Short-Term Government Fund.

Effective September 20, 2013, the Global Allocation Fund acquired all of the assets, and assumed all the liabilities, of Highland International Equity Fund and Highland Global Select Equity Fund.

The principal investment objective or objectives of the Global Allocation Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, Fixed Income Fund, Tax-Exempt Fund and Total Return Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. The principal investment objectives of the Dividend Equity Fund and the Energy MLP Fund are not fundamental and can be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. The following is a combined description of investment strategies and risks for the Funds, and certain strategies and risks described below may not apply to each Fund. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

Money Market Instruments. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government Securities are bank-issued debt instruments that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

Each Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund which has different requirements, may be rated no lower than A-2 by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in Appendix A. At no time will the investments of a Fund, other than the Tax-Exempt Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objectives and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses; and (iv) during a Fund restructuring. A Fund may also hold cash under circumstances where the liquidation of a Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate. To the extent that a Fund holds cash, it may not achieve its investment objective.

Cash. Includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Funds also may invest in fixed time deposits, whether or not subject to withdrawal penalties. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds’ restrictions that limit investments in illiquid securities.

The Funds may purchase the obligations generally in federally insured banks and savings and loan associations (collectively referred to as “banks”) that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities. Certain Funds may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt Securities. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund, if it is holding a significant amount of debt instruments, will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer or the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

A Fund’s investments in certain debt instruments can cause the Fund to accrue income for tax purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities (“Junk Securities”). Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk securities”) without limit. Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Real Estate and Real Estate Related Investments. Certain Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and receives its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT. Although certain Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also will bear indirectly expenses of the REITs in which it invests. Expenses from investments in REITs are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus.

The Total Return Fund may invest in securities of issuers principally engaged in or related to the real estate industry (as described below) as well as publicly traded limited partnerships related to the real estate industry. To the extent that it invests in such securities, the Total Return Fund is subject to the risks associated with such securities described below. However, the Total Return Fund may also invest directly in real estate to a limited extent, such as through the ownership of a building or portion of a building and related land. Therefore, to the extent the Total Return Fund invests in direct interests in real estate, it would be particularly subject to the risks associated with the direct ownership of real estate. The principal risk of owning real estate is illiquidity. When the market value of real estate assets is in decline, selling such assets at a reasonable price may be difficult or impossible. Other risks of owning real estate include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools) real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

There are risks associated with investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, which are essentially all of the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks. Further, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

Because the Total Return Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of real estate that the Total Return Fund holds directly could adversely affect its ability to retain its tax status as a regulated investment company. See “Income Tax Considerations” in this SAI.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See “Investment Strategies and Risks” in this SAI for more information about REITs.

Investments in Physical Commodities. The Total Return Fund may invest in physical commodities such as gold and other precious metals, raw materials, agricultural products, and energy resources including oil and natural gas. Physical commodities often experience sharp price volatility as a result of a number of domestic and global factors including resource availability, fluctuations in supply and demand and in market perceptions of the same, economic cycles, speculation in commodities and manipulation of certain commodities markets. In addition, economic factors such as changes in interest rates, currency fluctuations, and changes in inflation or expectations of future inflation movements can impact prices of physical commodities. Furthermore, physical commodities are also subject to geopolitical factors including political upheaval and wars, social and economic conditions within commodity producing countries, government regulation of the production and sale of commodities (including restrictions on private or foreign ownership or development of commodities), and general trade or currency restrictions between countries.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Sub-Adviser, subject to HCMFA’s supervision, to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Sub-Adviser, subject to HCMFA’s supervision, also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from federal income taxation.

If a Fund enters into a repurchase agreement, it will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and a Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. A Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements. Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Illiquid Investments. Each Fund may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund may invest up to 15% (10% in the case of the Tax-Exempt Fund) of its assets in “illiquid investments.” Illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale a Sub-Adviser, subject to HCMFA’s supervision, has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that HCMFA or a Sub-Adviser deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each of the Funds may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. A Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors HCMFA’s and each Sub-Adviser’s implementation of the standards and procedures.

When-Issued, Forward Commitment and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued, forward commitment or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued, forward commitment or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued, forward commitment or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated sub-custodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued, forward commitment or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued, forward commitment and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued, forward commitment or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Each of the Funds may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Non-U.S. Securities. Investing in securities issued by non-U.S. issuers and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about non-U.S. companies than about U.S. companies, and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and non-U.S. securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods. Income, gains and other proceeds earned by a Fund in respect of non-U.S. securities may be subject to foreign withholding and other taxes, which will reduce a Fund’s return on such securities. For purposes of determining whether securities held by a Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or if the Adviser or the Sub-Adviser (if applicable) determines that the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries/Emerging Market Countries. Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. Each of the Funds may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than 30% (5% in the case of the Tax-Exempt Fund) of the value of a Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income. A Fund will receive collateral consisting of cash, securities of the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank or forms of collateral acceptable under the Trust’s securities lending agreement, which, at the time of each securities loan, must be an amount at least equal to 102% or 105% of the current market value of the loaned securities, depending on the nature of the loaned securities and the collateral received, as set forth in the applicable Trust’s securities lending agreement. If the collateral consists of non-cash collateral, the borrower will pay a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash. The collateral must be marked to market daily by State Street or other party as designated in the securities lending agreement, to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice. A Fund also may call such loans in order to sell the securities.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, a Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Securities of Other Investment Companies. The Funds may invest in investment companies such as open-end funds (mutual funds), closed-end funds and exchange traded funds (also referred to as “Underlying Funds”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (the “SEC”) exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. A Fund may invest in excess of the foregoing limitations in an exchange-traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, a Fund’s ability to invest fully in shares of those funds may be restricted, and the Adviser or a Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference.

The Funds may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by a Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an Underlying Fund until the Adviser or a Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and their Adviser and Sub-Advisers. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. Certain Funds may invest their assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser and Sub-Advisers, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. The majority of exchange traded funds (“ETFs”) are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin-ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Certain ETFs that invest in commodities or commodity-related instruments may give rise to income that is not “qualifying income” for purposes of the 90% gross income test for qualification as a “regulated investment company” for U.S. federal income tax purposes. With the exception of the Energy MLP Fund, a Fund’s investment in such an ETF may bear on or be limited by the Fund’s intention to so qualify. Further, certain ETFs that invest in commodities or certain commodity-related derivatives may qualify as “qualified publicly traded partnerships” (“QPTPs”) for U.S. federal income tax purposes with the net income generated thereon treated as qualifying income for purposes of this 90% gross income test. Under the tax diversification requirements applicable to regulated investment companies, with the exception of the Energy MLP Fund, a Fund’s investment in one or more entities qualifying as QPTPs may not exceed 25% of the Fund’s total assets at the end of each quarter of each taxable year. See “Income Tax Considerations” below.

Purchasing Put and Call Options on Securities. Each Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered if, (a) at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (b) the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. HCMFA and the Sub-Advisers expect that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. Each Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to

(i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided during the life of the spread options.

Futures Contracts and Options on Futures Contracts. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodities Futures Trading Commission (“CFTC”) or in the over-the-counter market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The Funds are sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to CFTC Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA; therefore, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Funds will be limited in their ability to use certain derivatives instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon the level and scope of that Fund’s investment in commodity interests, the purposes of such investments and the manner in which that Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase.

The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the portfolio manager of the Tax-Exempt Fund anticipates that the Fund will invest in these instruments only in unusual circumstances, such as when the portfolio manager anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. Certain Funds may hold currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities. Certain Funds also may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. A Fund (with the exception of the Energy MLP Fund) will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. HCMFA may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Adviser or the Sub-Adviser, as applicable.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund, with the exception of the Energy MLP Fund, will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. Increases in interest rates may cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% (10% in the case of the Tax-Exempt Fund) of the value of its net assets.

Supranational Agencies. Certain Funds may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a union of member states engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither HCMFA nor the portfolio manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither HCMFA nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither HCMFA nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. HCMFA monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, HCMFA would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

The Tax-Exempt Fund intends to invest in Municipal Leases of a broad range of issuers, consistent with prudent regional diversification. Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. As with any debt instrument, variable and floating rate securities are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Variable and floating rate securities are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, variable and floating rate securities may not mitigate price declines in a rising long-term interest rate environment.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a

Fund will meet the quality criteria established by the Sub-Adviser, subject to HCMFA’s supervision, for the purchase of debt securities. The Sub-Advisers, subject to HCMFA’s supervision, consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio, as necessary.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Tax-Exempt Fund and Total Return Fund may each invest up to 10% of its assets in zero coupon obligations. Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when HCMFA or the Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds’ not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Fund treats government stripped mortgage related securities as illiquid and will limit each Fund’s investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Borrowing. The Global Allocation Fund and Energy MLP Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires each Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. Each of the Global Allocation Fund and Energy MLP Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets (including the amount borrowed). To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Global Allocation Fund and Energy MLP Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

World Equity Benchmark Shares (WEBS) and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.

Certain Investment Techniques, Derivatives Risk and Leverage Risk. When the Adviser or Sub-Adviser, as applicable, of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to a Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to a Fund. Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When derivatives are used for leverage, the effects of an instrument’s price changes as market conditions change tend to be magnified. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Futures transactions have the effect of investment leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Funds that may adversely affect the Funds. New or revised laws or regulations may be issued by the CFTC, the SEC, the Internal Revenue Service (the “IRS”) or the Treasury Department, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to a Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and a Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser or Sub-Advisers and their affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser and Sub-Advisers may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future, which could have retroactive effect, could adversely affect the Energy MLP Fund or the companies in which the Energy MLP Fund invests. Any such changes could result in adverse tax consequences to the Energy MLP Fund’s shareholders. For example, an increase in Fund-level tax rates could reduce the amount of cash available for distribution to shareholders and the value of their investment in the Fund. Also, the tax treatment of “publicly traded partnerships” such as MLPs could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, from time to time, legislation is introduced or administrative proposals are made that would modify existing federal income tax laws to eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. If successful, any such changes could reduce the value of an investment in an MLP and therefore the value of an investment in the Energy MLP Fund.

The effect of any future regulatory change on a Fund could be substantial and adverse.

Risks of Cyber Security. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service providers (including, but not limited to the administrator and transfer agent) or the issuers of securities in which the Funds invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of a Fund’s shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund’s service providers may have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.

PORTFOLIO HOLDINGS

Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisers and affiliated persons of the Fund and (ii) clients of HCMFA or its affiliates that invest in the Fund or such clients’ consultants. For purposes of the preceding sentence only, the term “financial adviser” means any financial adviser, broker-dealer or other financial intermediary from which shares of a Fund may be purchased and that has entered into an agreement with the Fund’s principal underwriter, Highland Capital Funds Distributor, Inc. (“HCFD” or “Underwriter”), or the Fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), with respect to the sale of shares of the Fund. No compensation or other consideration is received by the Funds, HCMFA, the Sub-Advisers or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the earliest frequency with which it may be provided to them and the earliest length of the lag between the date of the information and the date it may be disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Monthly	15 days after month end
Lipper, Inc.	Monthly	15 days after month end
Thomson Financial	Monthly	15 days after month end
Bloomberg	Monthly	15 days after month end

The largest five portfolio holdings are posted to the Trust’s website on a monthly basis. In addition, certain service providers to the Funds, Adviser, Sub-Advisers, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, Transfer Agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 15 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 15 days after month end.

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, HCMFA, the Sub-Advisers or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and HCMFA, the Sub-Advisers or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Funds are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Each Fund’s top five holdings also are posted on the Funds’ website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.

The Global Allocation Fund, Premier Growth Equity Fund and Fixed Income Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Global Allocation Fund, Premier Growth Equity Fund and Fixed Income Fund. Investment restrictions 9 through 16 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund.

1. No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

6. Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. Investment restrictions 9 through 16 are not fundamental policies and may be changed by a vote of the Board at any time.

9. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

11. No Fund may invest in companies for the purpose of exercising control or management.

12. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

13. No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

14. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

15. Each of the Funds, with the exception of the Global Allocation Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds, with the exception of the Global Allocation Fund, will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

16. Each Fund that is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one.

Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

The Dividend Equity Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Dividend Equity Fund. Investment restrictions 8 through 11 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund will not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund will not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments or (e) as otherwise permitted by applicable law.

3. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

4. The Fund will not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

5. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

6. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

7. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions.    The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval.

8. The Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

9. The Fund may not invest in companies for the purpose of exercising control or management.

10. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

11. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 3 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

The Small-Cap Equity Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 9 through 15 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. The Fund may not:

9. The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10. The Fund may not invest in companies for the purpose of exercising control or management.

11. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

12. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

13. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

14. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

15. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Tax-Exempt Fund:

Investment restrictions numbered 1 through 9 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 10 through 16 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

2. The Fund may not issue senior securities except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

3. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

4. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

5. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

6. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

7. The Fund may not invest more than 25% of the value of the Fund’s total assets in securities of issuers in any one industry, except securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

8. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

9. The Fund may not invest its assets so that, during any fiscal year, least than 80% of the income generated by the Fund is exempt from regular Federal income taxes and the Federal alternative income tax.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval.

10. The Fund may not invest in the securities of an issuer for the purpose of exercising control or management, but the Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment.

11. The Fund may not purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of the Fund’s assets or as part of a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

12. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, futures contracts and options thereon, and Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

13. The Fund may not purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

14. The Fund may not make short sales of securities, unless the Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

15. The Fund may not purchase any security while borrowings representing more than 5% of the Fund’s net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

16. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 7 above, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Total Return Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 9 through 14 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

2. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

3. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

4. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

5. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

6. The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

7. The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

8. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval.

9. The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10. The Fund may not invest in companies for the purpose of exercising control or management.

11. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

12. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

13. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

14. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction number 2 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Energy MLP Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 8 through 10 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund will not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the energy industry.

4. The Fund will not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

5. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

6. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

7. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.

8. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.

9. The Fund may not borrow on margin, notwithstanding fundamental investment restriction number 1, unless such activity is permitted by applicable law.

10. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above, other than the 15% limitation on illiquid investments and the limitation on borrowing, apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 3 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval. Notwithstanding investment restriction No. 5 above, the Fund does not expect to purchase or sell physical real estate.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the overall review of the Board of Trustees, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used and for negotiating any commission rates paid. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Securities held by a Fund also may be held by other funds or separate accounts for which HCMFA acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HCMFA for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other clients of HCMFA arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for a Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HCMFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when HCMFA (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of a Fund as well as other funds or accounts for which HCMFA acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HCMFA in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and HCMFA relating to each Fund authorizes HCMFA, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which HCMFA or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to HCMFA in servicing that Fund as well as all of HCMFA’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in HCMFA’s outlook.

Fund	Fiscal Year ended September 30, 2014	Fiscal Year ended September 30, 2013	Fiscal Year ended September 30, 2012
Dividend Equity Fund	$6,505	$4,313	$0
Energy MLP Fund	$11,294	$1,647	$1,303
Premier Growth Equity Fund	$37,241	$54,606	$15,030
Small-Cap Equity Fund	$25,684	$14,939	$11,573
Fixed Income Fund	$14,846	$16,916	$0
Tax-Exempt Fund	$0	$0	$0
Global Allocation Fund	$1,314,286	$410,643	$17,888
Total Return Fund	$36,900	$41,798	$31,886

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2014. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Premier Growth Equity Fund	$36,089	$80,022,163
Small-Cap Equity Fund	$23,803	$21,281,271
Fixed Income Fund	$1,282	$8,588,920
Global Allocation Fund	$67,093	$138,917,296
Total Return Fund	$32,036	$64,721,428

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2014.

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Avondale Partners LLC	$120	$64,223
Bank of America Merrill Lynch	$25,207	$47,843,943

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Barclay’s Capital Inc.	$9,631	$15,912,896
BB&T Capital Markets	$395	$202,371
BMO Nesbitt Burns Inc.	$125	$89,239
BNP Paribas	$42	$27,948
BOCI Securities Ltd.	$20	$7,902
Brean Capital LLC	$420	$305,733
BTIG LLC	$147	$54,965
Buckingham Research Group	$64	$71,296
Canaccord Genuity	$522	$171,448
Cantor Fitzgerald & Co.	$171	$210,550
Carnegie	$25	$14,016
CF Global	$10	$4,116
CIBC World Markets	$76	$57,840
Citigroup	$6,009	$6,989,044
CJS Securities	$428	$306,652
C.L. King & Associates	$580	$580,594
Cowen & Co. LLC	$140	$134,500
Craig-Hallum Capital Group	$407	$340,260
Credit Lyonnais Securities Asia	$2,319	$2,411,462
Credit Suisse	$10,480	$22,910,936
CRT Capital Group Inc.	$31	$30,530
D.A. Davidson	$108	$77,276
Daiwa Securities America Inc.	$284	$46,161
Desjardin Securities	$92	$59,879
Deutsche Bank Securities	$1,765	$2,073,846
Evercore ISI	$1,327	$2,221,296
Exane	$515	$286,059
Goldman Sachs & Co.	$30,582	$71,677,404
Griffiths McBurnry Partners	$4	$2,040
HSBC Securities Inc.	$97	$61,536
Imperial Capital LLC	$92	$19,918
ISI Group Inc.	$226	$239,179
ITG Channel Europe	$244	$904,561
Janney Montgomery Scott	$384	$249,725
Jefferies & Co.	$3,511	$10,081,216
JMP Securities	$546	$629,272
Johnson Rice & Company	$197	$101,999
Jones Trading	$415	$300,147
J.P. Morgan Securities Inc.	$24,434	$48,719,520
Keefe Bruyette & Woods Inc.	$570	$504,053
Kepler Equities	$467	$267,841
KeyBanc Capital Markets Inc.	$1,886	$1,584,480
Liquidnet	$706	$2,464,879
Macquarie EQ Limited	$54	$21,552
Mainfirst Bank DE	$185	$105,892
Merrill Lynch	$2,242	$3,465,468
Mitsubishi UFJ Securities (USA), Inc.	$33	$27,309
Mizuho Securities	$415	$276,700

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Morgan Stanley & Co.	$6,975	$38,983,050
Nomura Securities International Inc.	$1,251	$1,096,960
Northcoast Research	$458	$445,153
Oddo Securities	$358	$201,866
Oppenheimer	$787	$720,735
Pacific Crest Securities	$510	$974,018
Piper Jaffray	$411	$307,705
Raymond James and Associates	$1,178	$629,271
RBC Capital Markets	$662	$582,751
Redburn Partners	$149	$86,874
Roth Capital	$45	$96,257
RW Baird & Co.	$1,558	$1,699,619
Sandler O’Neill & Company	$105	$147,342
Sanford Bernstein & Co.	$2,045	$3,186,136
Santander Investment Securities	$67	$41,027
Scotia Capital Markets (USA) Inc.	$37	$23,781
Sidoti & Company LLC	$500	$574,217
SMBC Nikko	$303	$202,201
Societe Generale	$101	$58,542
State Street Global Markets	$69	$137,165
Stephens Inc.	$801	$443,648
Sterne, Agee, Leach Group Inc.	$924	$825,653
Stifel, Nicholas	$761	$795,381
Strategas Securities LLC	$92	$124,753
Suntrust	$436	$681,343
TD Newcrest	$44	$34,592
Telsey Advisory Group	$40	$54,241
UBS	$3,483	$5,330,347
Wedbush Securities Inc.	$335	$268,784
Weeden & Co.	$3,614	$5,119,584
Wells Fargo	$1,705	$2,797,936
William Blair & Co.	$1,469	$1,454,233
Wunderlich Securities Inc.	$280	$194,241

The Funds did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when HCMFA or a Sub-Adviser, as applicable, deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever HCMFA or a Sub-Adviser, as applicable, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause a Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

The following table provides the portfolio turnover rates for each Fund over the past two fiscal years.

Fund	Portfolio Turnover for Fiscal Year Ended 9/30/14	Portfolio Turnover for Fiscal Year Ended 9/30/13
Dividend Equity Fund	15%	6%
Energy MLP Fund	40%	177%
Premier Growth Equity Fund	20%	20%
Small-Cap Equity Fund	26%	64%
Fixed Income Fund	283%	456%
Tax Exempt Fund	14%	16%
Global Allocation Fund	195%	236%
Total Return Fund	121%	138%

The Energy MLP Fund’s portfolio turnover decreased year over year due to elevated turnover in the prior year as the Fund transitioned to its current MLP strategy in March 2013. The Fixed Income Fund’s portfolio turnover decreased year over year because the Fund generally adjusted its investment strategy. In 2013, the Fixed Income Fund was investing in opportunities created from higher volatility, which meant more frequent trading during that period, while in 2014 the Fund generally employed more of a buy and hold strategy since both interest rates and spread volatility decreased.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee (2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

INDEPENDENT TRUSTEES
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	15	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee (2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	15	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.
Terrence O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	15	SEI’s Advisor’s Inner Circle Fund III; Genworth Life Insurance Company of New York

Significant experience in the financial industry; significant managerial and executive experience, including experience as founder and president of an investment management bank and as chief investment officer of a private investment firm; experience on other boards of directors.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee (2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	15

Director of American Realty Capital Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee (2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

INTERESTED TRUSTEES
John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014.	15	None

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board, Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Trustee of NexPoint Credit Strategies Fund (“NHF”), Highland Funds II, Highland Funds I and Highland Special Situations Fund from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the funds in the Highland Fund Complex since November 2010.	15	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

OFFICERS

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010

Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010.
Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012

Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of the funds in the Highland Fund Complex since November 2012; Senior Accounting Manager at HCMFA from August 2012 to May 2014; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
[2]	The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
[3]	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with HCMFA. Mr. Honis may be deemed to be an “interested person” of the Funds under the 1940 Act because of his previous position with HCM, an affiliate of HCMFA, from which he resigned in November 2014.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Funds and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Funds. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Funds Complex for the period ending September 30, 2014.

Name of Trustee	Aggregate Compensation From the Trust for the fiscal year ended September 30, 2014	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1] for the fiscal year ended September 30, 2014
Independent Trustees
Timothy K. Hui	$31,657	$0	$0	$150,000
Scott F. Kavanaugh[2]	$14,072	$0	$0	$64,810
Bryan A. Ward	$31,657	$0	$0	$150,000
Terrence O. Jones[3]	$17,583	$0	$0	$85,190
Dr. Bob Froehlich[3]	$17,583	$0	$0	$85,190
Interested Trustees
John Honis	$0	$0	$0	$0
Ethan Powell	$0	$0	$0	$0

[1]	The “Fund Complex” consists of the NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
[2]	Effective December 6, 2013, Mr. Kavanaugh resigned as a Trustee of the Funds.
[3]	Effective December 6, 2013, Mr. Jones and Dr. Froehlich were appointed as Trustees of the Funds.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex.

Role of the Board, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as HCMFA, the Sub-Advisers, the Underwriter, administrator, sub-administrator, custodian, and the Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of six Trustees, four of whom are Independent Trustees. The remaining Trustees,

Messrs. Powell and Honis, are “interested persons” of the Trust (each an “Interested Trustee”). Mr. Powell is an Interested Trustee because of his position with HCMFA. Mr. Powell also serves as Chairman, Executive Vice President and Secretary of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. Mr. Honis may be deemed to be an Interested Trustee because of his previous position with Highland Capital Management, L.P., an affiliate of HCMFA, from which he resigned in November 2014. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of all of the Funds’ Independent Trustees. The Audit Committee met seven times during the fiscal year ended September 30, 2014. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board with respect to governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for annually evaluating each Trustee and recommending such Trustee’s continued service on the Board. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Fund’s Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee. The Governance Committee met four times during the fiscal year ended September 30, 2014. Mr. Jones acts as the Chairman of the Governance Committee.

Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust, the Adviser and Sub-Advisers, as applicable, in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or Sub-Adviser or another client of the Adviser or Sub-Advisers, as applicable. The Litigation Committee is comprised of all of the Funds’ Independent Trustees. The Litigation Committee met ten times during the fiscal year ended September 30, 2014. Mr. Hui acts as the Chairman of the Litigation Committee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of all of the Independent Trustees. The QLCC did not meet during the fiscal year ended September 30, 2014. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser, both of which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, HCMFA, the Sub-Advisers and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from HCMFA, the Sub-Advisers and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Funds Complex as of December 31, 2014.

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Fund Complex[1] Overseen by Trustee
Interested Trustees
John Honis	None	$100,001 - $500,000
NexPoint Credit Strategies Fund	$100,001 - $500,000

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Fund Complex[1] Overseen by Trustee
Ethan Powell	None	$100,001 - $500,000
NexPoint Credit Strategies Fund	$100,001 - $500,000
Highland/iBoxx Senior Loan ETF	$1 - $10,000
Independent Trustees
Timothy K. Hui	None	$1 - $10,000
NexPoint Credit Strategies Fund	$1 - $10,000
Terrence O. Jones	None	$10,001 - $50,000
NexPoint Credit Strategies Fund	$10,001 - $50,000
Dr. Bob Froehlich	$10,001 - $50,000	$50,001 - $100,000
Bryan A. Ward	None	None

[1]	The “Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Trustee Positions

As of December 31, 2014, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Funds, HCMFA, HCFD and the Sub-Advisers have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under each of the codes of ethics of the Funds, HCMFA, HCFD and the Sub-Advisers, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Investment Adviser

Highland Capital Management Fund Advisors, L.P. (formerly “Pyxis Capital, L.P.”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement with the respective Fund. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Investment Advisory Agreements

Under each Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HCMFA also provides certain administration services to each of the Dividend Equity Fund and Energy MLP Fund. See “Administrator/Sub-Administrator” below.

HCMFA carries out its duties under the Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of each Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees who are not parties to the applicable Investment Advisory Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval. The Investment Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Investment Advisory Agreements will automatically terminate in the event of an assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

Investment Advisory Fees

The Funds pay HCMFA fees for advisory services provided under the Advisory Agreements that are computed and accrued daily and paid monthly at the following annual rates based upon the value of the Funds’ average daily managed assets: Global Allocation Fund: 0.40%, Dividend Equity Fund: 1.00%, Premier Growth Equity Fund: 0.60%, Small-Cap Equity Fund: 0.95%, Fixed Income Fund: 0.30%, Tax-Exempt Fund: 0.35%, Total Return Fund: 0.50% and Energy MLP Fund: 1.00%.

The following table provides total investment advisory and administration fees paid by each Fund and, where applicable, total fees and expenses waived for the last three fiscal years.

	Total Fees for Fiscal Year Ended 9/30/14	Fees and Expenses Waived 9/30/14	Total Fees for Fiscal Year Ended 9/30/13	Fees and Expenses Waived 9/30/13	Total Fees for Fiscal Year Ended 9/30/12		Fees and Expenses Waived 9/30/12
Dividend Equity Fund[2]	$229,238	$90,941	$134,253	$28,687	$66,942	[1]	$66,942	[1]
Energy MLP Fund[2]	$112,098	$156,187	$28,661	$4,495	$24,083		$24,083
Premier Growth Equity Fund	$1,204,190	$0	$991,327	$0	$130,845		$0
Small-Cap Equity Fund[2]	$394,296	$55,044	$365,870	$0	$301,903		$0
Fixed Income Fund	$468,001	$0	$556,929	$0	$863,139		$0

	Total Fees for Fiscal Year Ended 9/30/14	Fees and Expenses Waived 9/30/14	Total Fees for Fiscal Year Ended 9/30/13	Fees and Expenses Waived 9/30/13	Total Fees for Fiscal Year Ended 9/30/12	Fees and Expenses Waived 9/30/12
Tax-Exempt Fund	$104,100	$0	$119,739	$0	$167,814	$0
Global Allocation Fund	$1,684,918	$0	$750,113	$0	$119,511	$0
Total Return Fund	$387,679	$0	$397,606	$0	$404,375	$0

[1]	November 14, 2011 through September 30, 2012.
[2]	HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by each Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Dividend Equity Fund, Energy MLP Fund and Small-Cap Equity Fund to 1.00%, 1.10% and 0.95% of average daily net assets attributable to any class of the Dividend Equity Fund, Energy MLP Fund and Small-Cap Equity Fund, respectively (each an “Existing Expense Cap” and collectively, the “Existing Expense Caps”). The Existing Expense Caps will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the respective Fund’s Board of Trustees.

Effective October 20, 2014 with respect to the Global Allocation Fund and effective February 1, 2015 with respect to the Fixed Income Fund, Tax-Exempt Fund and Total Return Fund, HCMFA has contractually agreed to limit the total annual operating expenses (excluding Excluded Expenses) of the Global Allocation Fund, Fixed Income Fund, Tax-Exempt Fund and Total Return Fund to 0.65%, 0.65%, 0.65% and 0.95%, respectively, of average daily net assets attributable to any class of such Fund (each a “New Expense Cap” and collectively, the “New Expense Caps”). The New Expense Caps will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the respective Fund’s Board of Trustees.

Investment Sub-Advisers

Each Advisory Agreement permits HCMFA, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of HCMFA’s responsibilities under the Investment Advisory Agreement. In this event, HCMFA remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. HCMFA has engaged GEAM to manage the Premier Growth Equity Fund. HCMFA has engaged FFA to manage each of the Fixed Income Fund, Tax-Exempt Fund and Total Return Fund. HCMFA has engaged Brookmont to manage the Dividend Equity Fund and Palisade to manage the Small-Cap Equity Fund. HCMFA has engaged HCM to manage the Energy MLP Fund.

GEAM

GEAM is registered as an investment adviser under the Advisers Act, and is located at 1600 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company (“GE”). GE is a diversified technology, media and financial services company with products and services ranging from aircraft engines, power generation and water processing to medical imaging, business and consumer financing and media content. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and certain funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program). Prior to August 1, 2014, GEAM was the investment sub-adviser for each of the Fixed Income Fund and Tax-Exempt Fund. Prior to February 1, 2015, GEAM was the investment sub-adviser for the Total Return Fund.

Under the GEAM Sub-Advisory Agreement, GEAM will be compensated by HCMFA out of the advisory fee HCMFA receives from the Fund, or directly by the Fund, in which case, HCMFA’s advisory fee will be reduced by the amount of compensation paid to GEAM by the Fund. The sub-advisory fee for the Fund is based on the average daily value of its allocated assets, less accrued liabilities of that Fund related or allocated to the assets allocated to it by HCMFA (“Allocated Assets”) (other than the aggregate amount of any outstanding borrowings constituting financial leverage). GEAM will be entitled to receive from HCMFA, a monthly fee, computed and accrued daily, at the annual rate of 0.30% of the Average Daily Managed Assets of the Premier Growth Equity Fund. As of December 31, 2014, GEAM had approximately $116 billion of assets under management.

FFA

FFA is registered as an investment adviser under the Advisers Act. FFA is a wholly owned subsidiary of First Foundation Inc. FFA’s principal office address is 18101 Von Karman Ave., Ste 700, Irvine, CA 92612. FFA is entitled to receive from HCMFA a monthly fee, computed and accrued daily, at the annual rate of 0.15% of the Average Daily Managed Assets of the Fixed Income Fund, at the annual rate of 0.175% of the Average Daily Managed Assets of the Tax-Exempt Fund and at the annual rate of 0.25% of the Average Daily Managed Assets of the Total Return Fund. As of December 31, 2014, FFA had approximately $3.2 billion of assets under management.

Brookmont

Brookmont is registered as an investment adviser under the Advisers Act. Brookmont was established in late 2007 and is owned and controlled by Robert Bugg and Neal Scott. Brookmont serves as an investment adviser primarily for institutional and individual investors. Brookmont’s principal office address is 2000 McKinney Avenue, Suite 1230, Dallas, Texas 75201. Brookmont will be entitled to receive from HCMFA a monthly fee, computed and accrued daily, at the annual rate of 0.50% of the Average Daily Managed Assets of the Dividend Equity Fund. As of December 31, 2014, Brookmont had approximately $472 million of assets under management.

Palisade

Palisade, having its principal office located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to the Small-Cap Equity Fund. Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995 to focus on managing small-cap strategies with a focus on the core style of investment. Palisade is entitled to receive from HCMFA a monthly fee, computed and accrued daily, at the annual rate of 0.50% of the first $75 million, 0.45% of the next $75 million, and 0.40% of over $150 million, of the net assets attributable to the aggregate assets of the Small-Cap Equity Fund allocated to Palisade. As of December 31, 2014, Palisade had approximately $4.6 billion of assets under management.

HCM

HCM is registered as an investment adviser under the Advisers Act. HCM is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. HCM’s principal office address is 300 Crescent Court, Suite 700, Dallas, Texas 75201. HCM is entitled to receive from HCMFA a monthly fee, computed and accrued daily, at the annual rate of 0.50% of the Average Daily Managed Assets of the Energy MLP Fund. As of December 31, 2014, HCM and its affiliates had approximately $20.3 billion of assets under management.

Sub-Advisory Agreements

Each respective Sub-Advisory Agreement with each of Brookmont, FFA, GEAM, Palisade and HCM is not assignable. The Palisade Sub-Advisory Agreement may be terminated without penalty by either the Sub-Adviser or HCMFA upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Small-Cap Equity Fund, on 60 days’ written notice to Palisade. HCMFA may also terminate the Palisade Sub-Advisory Agreement if Palisade becomes unable to discharge its duties and obligations under the Palisade Sub-Advisory Agreement. The GEAM Sub-Advisory Agreement may be terminated (i) at any time by the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Premier Growth Equity Fund, (ii) by either GEAM or HCMFA upon 60 days’ written notice to the other, (iii) by HCMFA upon the material breach by GEAM of any of the representations and warranties set forth in the GEAM Sub-Advisory Agreement, and (iv) by HCMFA if GEAM becomes unable to discharge its duties and obligations under the GEAM Sub-Advisory Agreement. The Brookmont Sub-Advisory Agreement may be terminated at any time by a vote of the Board, or by the vote of a majority of the outstanding voting securities of the Dividend Equity Fund, or by either Brookmont or HCMFA, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other. Each of the FFA Sub-Advisory Agreements may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fixed Income Fund, Tax-Exempt Fund or Total Return Fund, as applicable, or (ii) by the Adviser or by FFA, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The HCM Sub-Advisory Agreement may be terminated (i) at any time, without penalty by a vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund, or (ii) by the Sub-Adviser or HCMFA, in each on not more than 60 days’ nor less than 30 days’ prior written notice to the other. Each Sub-Advisory Agreement provides that the respective Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each Sub-Advisory Agreement also provides that a Sub-Adviser shall not be liable for any loss incurred by the Fund except (a) for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective Sub-Advisory Agreement; and (b) as otherwise provided for in the respective Sub-Advisory Agreement.

Securities Activities of HCMFA and the Sub-Advisers

Securities held by the Funds also may be held by other funds or separate accounts for which HCMFA and/or the Sub-Advisers act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HCMFA and/or the Sub-Advisers for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of HCMFA and/or a Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HCMFA and/or any Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when HCMFA and/or a Sub-Adviser (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which HCMFA and/or a Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HCMFA and/or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Portfolio Managers – Other Accounts Managed and Ownership of Securities

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectuses who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund’s securities owned by each such Fund’s portfolio manager, if any. All information is provided as of September 30, 2014.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Dividend Equity Fund

Robert Bugg	None	None	None	$10,000 - $100,000

Energy MLP Fund
James Dondero	4 Accounts with $2.07 billion in total assets managed	None	None	Over $1,000,000
Matthew Gray	None	None	None	$10,000 - $100,000
Jon Poglitsch	None	None	None	$10,000 - $100,000

Premier Growth Equity Fund
David B. Carlson	9 Accounts with $4.98 billion in total assets managed.	None	3 Other Accounts with $3.79 billion in total assets managed, of which the fee for 1 account with $17.2 million in total assets is based on the performance of the account.[2]	None

Small-Cap Equity Fund
Marc Shapiro	2 Accounts with $420.8 million in total assets managed.	1 Pooled Investment Vehicles with $1.02 million in total assets managed.	7 Other Accounts with $704.8 million in total assets managed.	None

Fixed Income Fund[1]
John Hakopian	None	One Pooled Investment Vehicle with $5.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	144 Other Accounts with $244.6 million in total assets managed.[2]	None
Susan Riechel	None	None	13 Other Accounts with $8.4 million in total assets managed.[2]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Tax-Exempt Fund[1]
John Hakopian	None	One Pooled Investment Vehicle with $5.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	144 Other Accounts with $244.6 million in total assets managed.[2]	None
Susan Riechel	None	None	13 Other Accounts with $8.4 million in total assets managed.[2]	None

Global Allocation Fund
James Dondero*	4 Accounts with $872.8 million in total assets managed	None	None	$100,001 - $500,000[4]
Total Return Fund[3]
John Hakopian	None	One Pooled Investment Vehicle with $5.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	144 Other Accounts with $244.6 million in total assets managed.[2]	None
Eric Speron	None	None	50 Other Accounts with $13.4 million in total assets managed.[2]	None
Jim Garrison	None	None	15 Other Accounts with $16.3 million in total assets managed.[2]	None

*HCM, which is controlled directly and indirectly by Mr. James Dondero and Mr. Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder, invested $2 million into the Global Allocation Fund on November 11, 2014.

1	Information is as of December 31, 2014. Prior to August 1, 2014, GEAM was the investment sub-adviser for each of the Fixed Income Fund and Tax-Exempt Fund.
2	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
3	Information is as of December 31, 2014. Prior to February 1, 2015, GEAM was the investment sub-adviser for the Total Return Fund.
4	As of November 30, 2014, the dollar range of Mr. Dondero’s holdings in the Global Allocation Fund was over $1 million.

Conflicts of Interest – HCMFA, Brookmont, GEAM, FFA, Palisade and HCM

Because each portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. HCMFA and the Sub-Advisers have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

HCMFA

HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, HCMFA and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, HCMFA and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

HCMFA has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. HCMFA has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, HCMFA furnishes advisory services to numerous clients in addition to the Funds, and HCMFA may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to HCMFA or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, HCMFA, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HCMFA recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that HCMFA, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, HCMFA may refrain from rendering any advice or services concerning securities of companies of which any of HCMFA’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which HCMFA or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, HCMFA includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

HCMFA, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, HCMFA will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, HCMFA will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

While HCMFA does not believe there will be frequent conflicts of interest, if any, HCMFA and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between HCMFA’s fiduciary obligations to the Funds and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of HCMFA and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that HCMFA’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Brookmont

Brookmont may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Brookmont makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When Brookmont has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Brookmont may receive fees from certain accounts that are higher than the fee it receives from the Dividend Equity Fund or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Dividend Equity Fund.

When allocating investments among client accounts, Brookmont has the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently received preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

GEAM and Palisade

Compensation. The compensation paid to GEAM or Palisade for managing the Funds is based only on a percentage of assets under management. Although a small number of client accounts pay GEAM or Palisade a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAM or Palisade on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Each of GEAM and Palisade allocates brokerage commissions for these services in a manner that each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of GEAM and Palisade has adopted procedures to ensure that each allocates shares of initial public offerings to the Funds each advises and other client accounts in a manner in which each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of GEAM and Palisade aggregates orders of the Fund it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with each of its fiduciary obligations to each of its clients.

FFA

FFA’s clients generally include individuals, pension and profit sharing plans, business entities, trusts, estates and charitable organizations. In addition, FFA may serve as a sub-adviser to a registered investment company.

To the extent that FFA provides investment management services to its clients, the transactions for each client account generally will be effected independently, unless FFA decides to purchase or sell the same securities for several clients at approximately the same time. FFA may (but is not obligated to) combine or “bunch” such orders to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among FFA’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and will be allocated among FFA’s clients in proportion to the purchase and sale orders placed for each client account on any given day.

Factors that FFA considers in using a particular broker-dealer include historical relationship with FFA, financial strength, reputation, execution, pricing, research and service. In return for effecting securities transactions through a designated broker-dealer, FFA may receive through its relationship certain investment research products or services which assist FFA in its investment decision making process for the client pursuant to Section 28(e) of the Exchange Act (generally referred to as a “soft dollar” arrangement). Although the commissions paid by FFA’s clients shall comply with FFA’s duty to obtain best execution, a client may pay a commission that is higher than another qualified broker-dealer might charge to effect the same transaction where FFA determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of broker-dealer services, including the value of research provided, execution capability, commission rates and responsiveness. Accordingly, although FFA will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for client account transactions. Although the investment research products or services that may be obtained by FFA will generally be used to service all of FFA’s clients, a brokerage commission paid by a specific client may be used to pay for research that is not used in managing that specific client’s account.

FFA and/or representatives of FFA may buy or sell securities that are also recommended to clients. This practice may create a situation where FFA and/or representatives of FFA are in a position to materially benefit from the sale or purchase of those securities. Therefore, this situation creates a potential conflict of interest. Practices such as “scalping” (i.e., a practice whereby the owner of shares of a security recommends that security for investment and then immediately sells it at a profit upon the rise in the market price which follows the recommendation) could take place if FFA did not have adequate policies in place to detect such activities. In addition, this requirement can help detect insider trading, “front-running” (i.e., personal trades executed prior to those of the Fund(s)) and other potentially abusive practices. FFA has a personal securities transaction policy in place to monitor the personal securities transactions and securities holdings of each of FFA’s “Access Persons,” as defined under Section 204A of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

HCM

Because the portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between the Fund and other accounts. HCMFA and HCM have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Each of HCMFA and HCM and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, each of HCMFA and HCM and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, each of HCMFA and HCM and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Each of HCMFA and HCM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Each of HCMFA and HCM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, each of HCMFA and HCM furnishes advisory services to numerous clients in addition to the Funds, and each of HCMFA and HCM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to each of HCMFA and HCM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, each of HCMFA and HCM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HCMFA or HCM recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that each of HCMFA and HCM , or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, each of HCMFA and HCM may refrain from rendering any advice or services concerning securities of companies of which any of HCMFA’s or HCM’s (or their affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which each of HCMFA and HCM or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, each of HCMFA and HCM includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Each of HCMFA and HCM, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, each of HCMFA and HCM will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, each of HCMFA and HCM will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.

While each of HCMFA and HCM do not believe there will be frequent conflicts of interest, if any, HCMFA and HCM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between each of HCMFA’s and HCM’s fiduciary obligations to the Funds and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of each of HCMFA and HCM and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that each of HCMFA’s and HCM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of and methods used to determine, portfolio manager compensation at Brookmont, GEAM, FFA, Palisade, HCMFA and HCM.

Brookmont

Mr. Bugg draws a base salary from Brookmont, based on assets under management in Dividend Equity Fund. Mr. Bugg is also a 50% owner of Brookmont and will participate in business profits accordingly. Currently no deferred compensation or retirement plans have been established, nor is there a bonus plan.

GEAM

As a Senior Executive of GE, David B. Carlson’s compensation package includes fixed (“Base Compensation”), variable (“Annual Executive Incentive Compensation”) and long-term incentive (e.g., “Stock

Options”) components. The portfolio manager’s compensation is impacted by both his or her individual performance and GE’s overall performance in any given year.

The portfolio manager’s Base Compensation is reviewed at least annually. The timing and percent of increases varies based on evaluation of the individual on the factors outlined below, GE’s overall performance, as well as other internal and external economic factors (e.g., external pay data for similar types of jobs).

The portfolio manager’s Annual Executive Incentive Compensation is impacted by the size of the bonus pool as well as an evaluation of the individual on the factors outlined below. The size of the GEAM incentive bonus pool in a given year is based upon overall GE financial results and GEAM results. From this incentive bonus pool, the portfolio manager’s Annual Executive Incentive Compensation amounts are determined and vary based on evaluation of the individual on the factors outlined below.

The portfolio manager’s long-term incentives (e.g., Stock Options) are granted periodically and awards vary based on evaluation of the individual on the factors outlined below.

The portfolio manager is evaluated on the following four factors:

•	Performance on current job – “Results” – this assessment is based on an understanding of the competencies and behaviors necessary to perform the given job. The evaluation focuses on observable behaviors as well objective measures where possible, including: Portfolio and Mandate Performance for the portfolio manager’s particular Asset Class, Contribution as a Trustee and Senior Leader for the business, Client satisfaction and retention, support of Institutional Marketing and Sales efforts and Leadership of the portfolio manager’s team and across the business;
•	GE Growth Values and GE Beliefs – these are the values that drive success within the company. Employees are assessed as to how they display and are a role model for the GE Growth Values. Beginning in 2015, GE Beliefs replace the GE Growth Values as part of the development and evaluation processes – the GE Beliefs offer a refreshed mindset, spirit and behaviors to help our employees work together to define a new way, to change GE’s culture and deliver on GE’s goals and objectives. Employees are assessed as to how they display and are a role model for this set of beliefs relative to common behavioral anchors across levels;
•	Promotability – consideration of an individual’s capacity based on performance, aptitude and demonstrated ability and interest to take on broader responsibilities; and
•	Extraordinary Skills – In limited circumstances, an employee may demonstrate special value to GE by possessing unique knowledge/skill in a specialized area necessary to perform the job that would be extremely difficult to replace.

In addition to the forgoing compensation GE periodically grants options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees hired before December 31, 2010, including portfolio managers, are eligible to participate in GE’s defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation, and in the case of the defined contribution plan, offers a company matching contribution feature. All employees hired after December 31, 2010, including portfolio managers, are not eligible to participate in GE’s defined benefit plan but are eligible to participate in its defined contribution plan, which includes a company matching contribution feature. Aside from such plans, deferred compensation is not a regular component of a portfolio manager’s compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Relocation benefits may be offered to portfolio managers. Determination regarding whether a particular position will include relocation benefits is determined before any candidate is considered and is noted on the position description/advertisement. When relocation is offered, the package is in accordance with GE standard domestic relocation guidelines, with a portion of the benefits provided on a pre-tax basis and a portion of the benefits provided on a post-tax basis. Those guidelines vary based on whether an individual is a homeowner or renter – with business discretion regarding inclusion of all the potential package offerings.

FFA

As President of FFA, the compensation for Mr. Hakopian consists of base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus may include cash and/or stock based compensation.

Ms. Riechel receives a base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus is paid in cash.

Mr. Garrison receives a base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus is paid in cash.

Mr. Speron receives a base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus is paid in cash.

All eligible employees can participate in First Foundation Inc.’s 401(k) plan, group life, health and disability plans.

Palisade

Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the firm’s overall results and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Fund, based in part on the Fund’s objective performance over the past one and three year periods against the Russell 2000 Benchmark and the Fund’s ranking within the appropriate Lipper peer group, as well as other subjective factors. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm’s profits.

In 2013, Palisade initiated a Unit Appreciation Rights (UAR) Plan, whereby key employees of Palisade, including all eligible members of the Small Cap Core Equity team, participate in the UAR Plan. This plan provides an opportunity for each participating employee to share in the appreciation of Palisade’s equity value over time, similar to a stock option plan in a publicly traded company.

All employees are eligible for Palisade’s 401(k) plan. Employees and partners are eligible for Palisade’s group life, health and disability insurance programs.

HCMFA and HCM

HCMFA’s and HCM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA and HCM, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA and HCM, which may include the amount of assets supervised and other management roles within HCMFA and HCM. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA and HCM pay a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan – The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA and HCM in order to promote the success of each of HCMFA and HCM.

Long-Term Incentive Plan – The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA and HCM.

Because each person’s compensation is based on his or her individual performance, HCMFA and HCM do not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA or HCM.

Proxy Voting Policy and Procedures

The Board has delegated the responsibility for voting proxies to HCMFA, in accordance with HCMFA’s proxy voting policies and procedures (“Proxy Policy”). Upon HCMFA’s recommendation after reviewing the proxy policies of the Sub-Advisers, the Board has delegated the responsibility for voting proxies to the Sub-Advisers for the applicable Funds.

HCMFA’s and each of the Sub-Adviser’s proxy voting policy and procedures will be presented to the Board annually. HCMFA and each Sub-Adviser will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

The HCMFA and HCM proxy voting policy is attached as Appendix B, Brookmont’s proxy voting policy is attached as Appendix C, GEAM’s proxy voting policy is attached as Appendix D, Palisade’s proxy voting policy is attached as Appendix E and FFA’s proxy voting policy is attached as Appendix F.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website (www.sec.gov) Information as of June 30 each year will generally be available on or about the following August 31.

Underwriter

Shares of the Funds are offered for sale on a continuous basis through the Fund’s principal underwriter, HCFD, 200 Crescent Court, Suite 700, Dallas, Texas 75201, an affiliate of HCMFA. Prior to April 1, 2014, Foreside Funds Distributors LLC. (“Foreside”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312, served as the principal underwriter to the Funds. For purposes of this section, “Underwriter” refers to HCFD and/or Foreside, as applicable. HCFD will use all reasonable efforts in connection with distribution of shares of the Funds.

Shareholder Servicing and Distribution Plan

The Shareholder Servicing and Distribution Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to the Underwriter at the rates set forth below for the Funds:

	All Funds except Dividend Equity Fund and Energy MLP Fund				Dividend Equity Fund and Energy MLP Fund
	Distribution Fee		Service Fee		Distribution Fee	Service Fee
Class A	0.00	%*	0.25	%*	0.10%**	0.25%
Class C	0.75%		0.25%		0.75%	0.25%
Class R***	0.25	%****	0.25	%****	0.25%	0.25%
Class Y	None		None		None	None

*	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and/or shareholder servicing fees.
**	Currently, the Energy MLP Fund is not authorized by the Board to charge any distribution fees for Class A Shares, although the Board may authorize such payments at any time without shareholder approval.
***	Except for the Tax-Exempt Fund which does not have Class R shares.
****	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and up to an additional 0.25% for distribution fees and/or shareholder servicing fees.

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may return to their stated levels, at any time, without prior notice.

The Underwriter may pay all or a portion of these fees to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries (“Financial Advisors”) whose clients own shares of the Funds. The Trustees of the Funds have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution or service fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution or service fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Distribution and Shareholder Service Fees” in the Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will agree not to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the rates set forth above. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the “Independent Trustees”). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).

In addition, HCMFA and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with HCMFA, the Underwriter or the Funds (“Financial Advisors”) for selling or servicing one or more class of Fund shares. Financial Advisors that receive these payments may be affiliated with HCMFA. Payments may relate to selling and/or servicing activities, such as: access to a Financial Advisors’ customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of a Financial Advisors to recommend the purchase of the Funds over another mutual fund or another investment option. As of December 31, 2014, the Funds have entered into arrangements to make additional distribution related payments to the following Financial Advisors: Ameriprise, Fidelity Brokerage Services LLC and National Financial Services LLC, Genworth Financial Securities Corp., Raymond James & Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services Inc, A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc., Charles Schwab & Co, Morgan Stanley Smith Barney, Pershing LLC, Wells Fargo Advisers LLC, LPL Financial and Prudential Investment Management Services LLC. Inclusion on this list does not imply that the additional compensation paid to such Financial Advisors necessarily constitutes “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). HCMFA will update this listing annually and interim arrangements may not be reflected. HCMFA assumes no duty to notify any investor whether a Financial Advisor through which he/she invests should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

HCMFA does not direct the Funds’ portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

HCMFA and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. HCMFA and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with HCMFA) may have a conflict of interest in selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

During the fiscal years ended September 30, 2014, September 30, 2013 and September 30, 2012, the Funds paid $2,663,048, $1,888,995 and $1,419,465, respectively, to the Underwriter for distribution and shareholder servicing fees.

For the period April 1, 2014 to September 30, 2014, the Underwriter received the following compensation:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
HCFD	$163,829	$7,177	$0	$0

For the fiscal year ended September 30, 2014, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan	Class R 12b-1 Plan
Dividend Equity Fund	$18,861	$26,436	$0
Energy MLP Fund	$1,932	$1,373	$60
Premier Growth Equity Fund	$389,828	$148,881	$2,009
Small-Cap Equity Fund	$90,757	$34,715	$7
Fixed Income Fund	$382,312	$28,894	$11
Tax-Exempt Fund	$71,514	$9,514	$0
Global Allocation Fund	$765,016	$453,360	$271
Total Return Fund	$178,065	$59,226	$6

For the fiscal year ended September 30, 2013, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan	Class R 12b-1 Plan
Dividend Equity Fund	$4,333	$14,319	$0
Energy MLP Fund	$62	$123	$53
Premier Growth Equity Fund	$322,392	$109,578	$1,492
Small-Cap Equity Fund	$85,181	$31,457	$6
Fixed Income Fund	$452,287	$37,381	$11
Tax-Exempt Fund	$81,056	$15,275	N/A
Global Allocation Fund	$454,313	$34,532	$11
Total Return Fund	$181,866	$63,457	$5

For the fiscal year ended September 30, 2012, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan	Class R 12b-1 Plan
Dividend Equity Fund	$805	$3,985	N/A
Energy MLP Fund	$28	$80	$40
Premier Growth Equity Fund	$309,600	$110,007	$1,067
Small-Cap Equity Fund	$88,435	$30,218	$5
Fixed Income Fund	$236,680	$230	$6
Tax-Exempt Fund	$90,972	$17,806	N/A
Global Allocation Fund	$81,166	$15,137	$5
Total Return Fund	$206,729	$78,296	$5

For the fiscal year ended September 30, 2014, the Underwriter spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriter	Payment to Dealers	Compensation to Sales Personnel	Other
Dividend Equity Fund	$1,382	$390	$0	$2,342	$2,487	$0
Energy MLP Fund	$179	$71	$0	$0	$313	$0
Global Allocation Fund	$154,178	$25,296	$1,255	$251,608	$302,408	$0
Premier Growth Equity Fund	$62,876	$10,371	$664	$220,109	$69,634	$0
Small-Cap Equity Fund	$17,320	$2,278	$158	$42,736	$16,453	$0
Fixed Income Fund	$75,385	$9,450	$656	$238,477	$69,074	$0
Tax-Exempt Fund	$16,580	$1,699	$120	$14,778	$13,468	$0
Total Return Fund	$39,611	$4,580	$307	$63,800	$33,562	$0

For the fiscal year ended September 30, 2014, the Underwriter spent the fees paid under each Fund’s Class C 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriter	Payment to Dealers	Compensation to Sales Personnel	Other
Dividend Equity Fund	$1,840	$194	$0	$10,361	$3,537	$0
Energy MLP Fund	$66	$18	$0	$0	$96	$0
Global Allocation Fund	$22,608	$5,960	$104	$107,100	$79,834	$0
Premier Growth Equity Fund	$11,823	$1,090	$63	$53,227	$36,566	$0
Small-Cap Equity Fund	$3,021	$245	$15	$13,211	$9,077	$0
Fixed Income Fund	$2,232	$194	$12	$15,613	$6,682	$0
Tax-Exempt Fund	$350	$6	$4	$5,756	$898	$0
Total Return Fund	$3,593	$384	$26	$39,893	$10,283	$0

For the fiscal year ended September 30, 2014, the Underwriter spent the fees paid under each Fund’s Class R 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriter	Payment to Dealers	Compensation to Sales Personnel	Other
Dividend Equity Fund	$0	$0	$0	$0	$0	$0
Energy MLP Fund	$1	$1	$0	$0	$5	$0
Global Allocation Fund	$4	$0	$0	$0	$10	$0
Premier Growth Equity Fund	$212	$19	$0	$1,209	$484	$0
Small-Cap Equity Fund	$3	$0	$0	$0	$3	$0
Fixed Income Fund	$4	$0	$0	$0	$4	$0
Total Return Fund	$2	$0	$0	$0	$2	$0

For the fiscal year ended September 30, 2012, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$0	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$5.900	$2,950
Small Cap Equity Fund	$547	$274
Fixed Income Fund	$1,472	$736
Tax-Exempt Fund	$344	$172
Global Allocation Fund	$48	$24
Total Return Fund	$889	$444

For the fiscal year ended September 30, 2012, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$0	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$831	$0
Small Cap Equity Fund	$1,580	$0
Fixed Income Fund	$788	$0
Tax-Exempt Fund	$0	$0
Global Allocation Fund	$664	$0
Total Return Fund	$78	$0

For the fiscal year ended September 30, 2012, the Underwriter earned and retained the following amounts on the sale of Class R shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$0	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$0	$0
Small Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Global Allocation Fund	$0	$0
Total Return Fund	$0	$0

For the fiscal year ended September 30, 2013, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$1,056	$528
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$3,348	$1,674
Small Cap Equity Fund	$246	$123
Fixed Income Fund	$2,933	$1,467
Tax-Exempt Fund	$68	$34
Global Allocation Fund	$31	$15
Total Return Fund	$269	$135

For the fiscal year ended September 30, 2013, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$91	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$1,131	$0
Small Cap Equity Fund	$30	$0
Fixed Income Fund	$618	$0
Tax-Exempt Fund	$0	$0
Global Allocation Fund	$19	$0
Total Return Fund	$3	$0

For the fiscal year ended September 30, 2013, the Underwriter earned and retained the following amounts on the sale of Class R shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$0	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$0	$0
Small Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Global Allocation Fund	$0	$0
Total Return Fund	$0	$0

For the fiscal year ended September 30, 2014, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$161,940	$3,948
Energy MLP Fund	$1,607	$24
Premier Growth Equity Fund	$12,710	$5,285
Small Cap Equity Fund	$1,283	$550
Fixed Income Fund	$7,130	$1,229
Tax-Exempt Fund	$277	$21
Global Allocation Fund	$23,002	$11,498
Total Return Fund	$1,447	$228

For the fiscal year ended September 30, 2014, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$0	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$0	$0
Small Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Tax-Exempt Fund	$0	$0
Global Allocation Fund	$0	$0
Total Return Fund	$0	$0

For the fiscal year ended September 30, 2014, the Underwriter earned and retained the following amounts on the sale of Class R shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Dividend Equity Fund	$0	$0
Energy MLP Fund	$0	$0
Premier Growth Equity Fund	$0	$0
Small Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Global Allocation Fund	$0	$0
Total Return Fund	$0	$0

Custodian

State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, 16th Floor Boston, MA 02116, is the custodian for the Funds. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Administrator/Sub-Administrator

For the Dividend Equity Fund and Energy MLP Fund, HCMFA provides administration services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, HCMFA generally assists the Dividend Equity Fund and Energy MLP Fund in all aspects of its administration and operations. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel. Under separate sub-administration agreements, HCMFA has delegated certain administrative functions to State Street, and pays State Street a portion of the fee it receives from each Fund, respectively. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over each Fund, respectively.

On behalf of the rest of the Funds, Highland Funds II has entered into an administration agreement with State Street and pays State Street a fee for administration services. As with the Dividend Equity Fund and Energy MLP Fund, HCMFA generally assists in all aspects of their administration and operations and furnishes offices, necessary facilities, equipment and personnel.

The table below sets forth the administration/sub-administration fees paid by the Funds, as well as any fee waiver or reimbursement, for the past fiscal year:

Fiscal Year Ended September 30, 2014
Dividend Equity Fund
Gross Administration Fee	$45,848
Fee Waiver/ Reimbursement	($43,555)
Net Administration Fee	$2,293
Energy MLP Fund
Gross Administration Fee	$22,420
Fee Waiver/ Reimbursement	($21,299)
Net Administration Fee	$1,121
Premier Growth Equity Fund
Gross Administration Fee	$0
Fee Waiver/ Reimbursement	$0
Net Administration Fee	$0
Small Cap Equity Fund
Gross Administration Fee	$0
Fee Waiver/ Reimbursement	$0
Net Administration Fee	$0
Fixed Income Fund
Gross Administration Fee	$0
Fee Waiver/ Reimbursement	$0
Net Administration Fee	$0
Tax Exempt Fund
Gross Administration Fee	$0
Fee Waiver/ Reimbursement	$0
Net Administration Fee	$0
Global Allocation Fund
Gross Administration Fee	$0
Fee Waiver/ Reimbursement	$0
Net Administration Fee	$0
Total Return Fund
Gross Administration Fee	$0
Fee Waiver/ Reimbursement	$0
Net Administration Fee	$0

Prior to January 14, 2013, BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) served as administrator or sub-administrator, as applicable, to the Funds under a contract providing for substantially identical services at the same fees as currently charged under the current arrangements. For the period October 1, 2012 through January 14, 2013 and for the fiscal year ended September 30, 2012, HCMFA or its affiliates, as applicable, paid $171,819.27 and $710,532.96, respectively, to BNY for its services as administrator/sub-administrator.

Transfer Agent and Dividend Paying Agent

Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, serves as the transfer agent of the Funds’ investments and dividend paying agent. As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, BFDS receives monthly fees charged to a Fund, plus certain charges for securities transactions.

Certain Affiliations

The Funds, HCMFA, and HCFD are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA and HCFD. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Funds, HCMFA, and HCFD are currently affiliated with NexBank Capital Advisors (“NexBank Capital”), a division of NexBank and a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and HCFD. NexBank, NexBank Capital and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA (the “Portfolio Companies”). For example, NexBank Capital may offer strategic, financial and operational advisory services to Portfolio Companies while Governance Re may offer insurance services to the Portfolio Companies. NexBank, NexBank Capital, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

With respect to each Fund, the Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus.

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus.

Right of Accumulation

Reduced sales charges on Class A shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s Class A shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Fund and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent

Any person may qualify for reduced sales charges on purchases of Class A shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Fund the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege

A shareholder who has redeemed Class A or Class C shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares or Class C shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Fund will not pay your Financial Advisor a commission on any reinvested amount. Any contingent deferred sales charge (“CDSC”) paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class A shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of Financial Advisors that have entered into agreements with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans.

Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CSDC to fill your redemption requests. Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C shares.

Class R Shares. Class R shares will be offered at their net asset value per share next determined after a purchase order is received, without the imposition of an initial sales charge or CDSC. Trail commissions of up to 0.50% may be paid to Financial Advisors that provide on-going services with respect to Class R shares.

Class Y Shares. Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Financial Advisors

Class A, Class C, Class R and Class Y shares of each Fund, as applicable, are currently available to clients and customers of Financial Advisors as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, HCMFA or the Underwriter and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Underwriter. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, HCMFA or the Underwriter.

CDSCs

A CDSC payable to a Fund is imposed on certain redemptions of Class A and Class C shares of a Fund however effected. Class A and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (a) the net asset value of the Class A or Class C shares at the time of purchase or (b) the net asset value of the Class A or Class C shares at the time of redemption.

The CDSC applicable to Class A and Class C shares is calculated in the same manner.

In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (that is, income other than net realized long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Fund that are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

Dividends attributable to the net investment income of the Tax-Exempt Fund and Fixed Income Fund are generally declared daily and paid monthly. If a shareholder redeems all of his shares of the Tax-Exempt Fund and Fixed Income Fund at any time during a month, all dividends to which the shareholder is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Tax-Exempt Fund and Fixed Income Fund. All expenses of the Tax-Exempt Fund and Fixed Income Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Tax-Exempt Fund and Income Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday.

Dividends attributable to the net investment income of the Premier Growth Equity Fund, Small-Cap Equity Fund, Global Allocation Fund and Total Return Fund generally are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund generally are declared and paid annually. Dividends attributable to the net investment income of the Dividend Equity Fund typically are declared and paid monthly.

As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class C shares.

With the exception of the Energy MLP Fund, each Fund is subject to a 4% non-deductible excise tax on net investment income and net capital gains that are not distributed on a calendar-year basis (as described in more detail below). If necessary to avoid the imposition of this tax or Fund-level U.S. federal income taxes, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of a Fund’s net investment income or distributions of a Fund’s net capital gains more frequently than stated above. See “Income Tax Considerations” below.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

All Funds Other Than the Energy MLP Fund

Taxation of the Funds

Each Fund, except Energy MLP Fund, has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each applicable Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which a Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt interest, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income or net capital gain retained by a Fund will be subject to Fund-level tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) its other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations as described below, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Fund distributions may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, defined below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to loss carryforwards) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fixed Income Fund, and Tax-Exempt Fund generally do not expect a significant portion of their distributions to qualify as qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fixed Income Fund and Tax-Exempt Fund generally do not expect a significant portion of their distributions to be eligible for the dividends-received deduction.

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by a Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend (see “Special Considerations for the Tax-Exempt Fund,” below) to shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution with respect to any taxable year to a shareholder in excess of that Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

To the extent a Fund invests in commodity-related ETFs, certain of these ETFs may qualify as qualified publicly traded partnerships. The RIC diversification requirement described above will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year. In addition, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a RIC for a particular year. Further, if such an ETF ceased to qualify for treatment as a partnership for U.S. federal income tax purposes, it instead would be treated as a corporation for such purposes. In that case, the ETF would be obligated to pay income tax at the entity level, thereby reducing the value of the Fund’s investment in that ETF.

Certain other commodity-related ETFs that are treated as regular (i.e., non-QPTP) partnerships, trusts or other pass-through vehicles for tax purposes could give rise to income that is not qualifying income for purposes of the 90% gross income requirement described above. If the income from such ETFs together with any other non-qualifying income earned by a Fund caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

MLPs in which a Fund may invest may qualify as qualified publicly traded partnerships, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. If all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership were to constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement, the Fund’s investment in such an entity could bear on or be limited by the Fund’s intention to satisfy the RIC 90% gross income requirement.

A Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle, securities loan and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

In addition, the tax rules applicable to certain derivative instruments, as well as certain ETNs, in which a Fund may invest are uncertain under current law, including under the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

A Fund’s use of commodity-linked derivatives and other similar instruments and investments in physical commodities can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from physical commodities and certain commodity-linked instruments generally do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative or other instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

In addition, certain derivatives transactions and investments in foreign currency-denominated debt instruments, as well as any transactions in foreign currencies or hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium -- the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.

In each such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes paid by the Fund in such year.

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (through its investments in REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund may not be a suitable investment for charitable remainder trusts to the extent it invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

To the extent a Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable disposition of shares of the Highland Tax-Exempt Fund held by a shareholder for six months or less may be disallowed, to the extent of certain exempt-interest dividends received by the shareholder with respect to those shares. This loss disallowance rule does not apply with respect to a regular exempt-interest dividend paid by the Fund if, as currently expected, the Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Backup Withholding

A Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends or exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends or exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the

Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of a Fund beginning before January 1, 2015, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015 or what the terms of such an extension would be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs -- USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC -- the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends (other than exempt-interest dividends) it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain capital gains dividends, it pays after December 31, 2016. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Special Considerations for the Tax-Exempt Fund

The Highland Tax-Exempt Fund (for purposes of this section, the “Fund”) intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund (“exempt-interest dividends”) for U.S. federal income tax purposes. The Fund is eligible to pay exempt-interest dividends for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from U.S. federal tax under Section 103(a) of the Code. The Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes.

The Fund also intends primarily to pay exempt-interest dividends that are exempt from the federal alternative minimum tax. However, exempt-interest dividends paid by the Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal alternative minimum tax calculation. Individual and corporate shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Fund.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding Capital Gain Dividends (defined above).

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of the Fund’s income and gains other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of Capital Gain Dividends will be taxable as long-term capital gains. The Fund will notify its shareholders in a written statement of the portion of the distributions for the taxable year that constitutes exempt-interest dividends.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

Energy MLP Fund

Taxation of the Fund

The Fund is taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus pays entity-level taxes as described below. The Code generally provides that an investment company registered under the 1940 Act, such as the Fund, that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund previously elected to be treated as a RIC under the Code and, for its taxable years ending on or before September 30, 2012, qualified for the special treatment accorded RICs and their shareholders under the Code.

Effective February 1, 2013, the Fund determined to change its principal investment strategies and begin investing in MLP securities to an extent inconsistent with qualification as a RIC. Accordingly, beginning with the Fund’s taxable year ending September 30, 2013 and continuing for its current and future taxable years, the Fund does not meet certain of the requirements for treatment under the Code as a RIC. In particular, the Fund does not meet the asset diversification requirement because its investments in MLP securities exceed the maximum percentage of a corporation’s assets that the Code permits a corporation to hold while qualifying as a RIC. Therefore, the Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to regular C corporations (generally at a rate of 35%). Such taxable income generally includes, among other items, all of the Fund’s net income and gains from its investments, less Fund expenses. The Fund will be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent, if any, that the alternative minimum tax exceeds the Fund’s regular income tax liability, as described further below. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on Fund shares. In addition, distributions to Fund shareholders will be taxed under U.S. federal income tax laws applicable to corporate distributions, as described further below, and thus the Fund’s income will be subject to two layers of taxation.

As a regular C corporation, the Fund will also be subject to state income tax on its taxable income, and may also be subject to state franchise tax or local or foreign taxes.

In the future, it is possible that the Fund will decide to re-qualify as a RIC that is accorded special tax treatment if the Fund determines that doing so would be in the best interests of the Fund’s shareholders. The Fund may determine to do so, for example, if changes to the Code were to make it more disadvantageous for tax purposes (relative to the nontax benefits associated therewith) to continue to be treated as a regular C corporation. In order to re-qualify as a RIC that is accorded special tax treatment, the Fund, among other things, would be required to reduce its investments in MLP securities to satisfy the diversification requirements applicable to RICs and potentially to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Such re-qualification would limit the Fund’s ability to pursue its investment objectives and strategies.

For information about the potential effects of deferred income tax liabilities and/or asset balances on the calculation of the Fund’s net asset value, see “Additional Information Regarding Deferred Tax Liability” in the Fund’s Prospectus.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the Fund has a net operating loss in any tax year, the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, it will expire unused and the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The Fund’s ability to use net capital losses or net operating losses to offset gains or income may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The

Fund’s available capital loss carryforwards and net operating loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Dividends and other distributions are taxable to shareholders as described herein even if they are paid from income and gains realized by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Dividends and other distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund during that year. In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

The Fund expects that distributions by the Fund in respect of Fund shares (other than, in general, distributions paid in redemption of Fund shares, which are discussed below) will be taxable to a Fund shareholder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividend income is generally taxable to shareholders as ordinary income. However, subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends-received deduction in the case of corporate Fund shareholders and will generally be treated as “qualified dividend income” eligible for taxation at net capital gain rates for non-corporate Fund shareholders (including individuals). Corporations are currently taxed at the same rate on ordinary income as capital gains. Net capital gain rates are currently generally lower than ordinary income tax rates for individuals.

In order for the dividends received by a Fund shareholder to be “qualified dividend income,” the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any Fund share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Fund shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Fund shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the shareholder from the Fund for the taxable year. A dividend received by a corporate shareholder of the Fund will generally not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any Fund shares the shareholder has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend or (2) to the extent that the shareholder is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Fund shares (but not below zero), thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a Fund shareholder on a subsequent disposition of the Fund shares; the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of MLPs similar to those in which the Fund intends to invest, HCM anticipates that the distributed cash from the MLPs in its portfolio from time to time will exceed its earnings and profits in a taxable year. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to Fund shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP equity securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Fund shares.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. The details of implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Net investment income generally includes for this purpose dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund or on distributions by the Fund in excess of both the Fund’s current and accumulated earnings and profits and the applicable shareholder’s basis in its Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and other distributions may also be subject to state, local or other taxes.

Return of Capital Distributions

If the Fund makes a distribution with respect to any taxable year to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares.

Tax Implications of Certain Fund Investments

As described above, the Fund intends to invest a substantial portion of its assets in equity securities of MLPs. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income annually from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are treated as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

As noted above, these MLPs are treated as partnerships and not corporations for U.S. federal tax purposes because they annually meet the qualifying income test described above. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to it stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. If an MLP were to fail to meet the qualifying income test described above in a taxable year, it would be treated as a corporation for U.S. federal income tax purposes, such MLP would be required to pay U.S. federal income tax on its taxable income and the after-tax return to the Fund with respect to its investment in such MLP could be significantly reduced.

In contrast, an MLP treated as a partnership for U.S. federal tax purposes does not incur entity-level taxes. Instead, a partnership’s items of taxable income, gains, losses, deductions and other tax items are generally allocated among all the partners in proportion to their interests in the partnership. Each partner, in turn, is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed at one level—at the partner level. Thus, when the Fund invests in equity securities of MLPs, the Fund will be a partner in each such MLP, and will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and other tax items of each such MLP so as to reflect the Fund’s interest in each MLP; these allocations are made to the Fund regardless of whether or not the MLP distributes cash to the Fund.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A cash distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. As noted above, based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, HCM expects that, from time to time, the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs (and any such excess will not be currently taxable to the Fund but rather will result in a reduction of the Fund’s adjusted tax basis in the corresponding MLP shares, as described further below). This result can be affected by a number of different factors, including the availability of accelerated depreciation and other significant deductions at the MLP level and the length of time the Fund holds a particular MLP investment. Thus, no assurance can be given that this result will be obtained. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders, and a higher percentage of its distributions in a taxable year may constitute ordinary dividends. In particular, the accelerated deductions available in respect of a MLP’s activities may cause the Fund to realize taxable income in excess of its cash flow from, or its economic gain on the disposition of, such MLP securities.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

The Fund will be subject to U.S. federal income tax at the regular corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. Because the Fund will be taxed as a regular corporation and corporations are generally taxed at the same rate on ordinary income as capital gain, it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity securities plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities (i) increased by the Fund’s allocable share of the MLP’s income and the Fund’s allocable share of the MLP’s debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s losses, expenses and other deductions, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in its MLP shares, such distribution will reduce the Fund’s basis and thus will cause gain to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund, and may cause gains to be higher upon receipt of subsequent distributions from the MLP security by the Fund in later years.

From time to time, it may be necessary for the Fund to dispose of its interests in one or more MLPs, including at a time when it is not advantageous to do so, in order to meet shareholder redemption requests; any such dispositions could trigger substantial taxable gains at the Fund level and thus reduce the amount of cash available to distribute to shareholders.

The Fund is permitted to invest in equity securities of Canadian royalty trusts. Canadian royalty trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. The Fund generally expects to be subject to Canadian withholding taxes on distributions it receives with respect to its investments in Canadian royalty trusts. Moreover, if a Canadian royalty trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

The Fund also may invest in U.S. royalty trusts. These trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include in its income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. If eligible, the Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of taxable income to the Fund (without the receipt of cash) and increase the amount of taxes required to be paid by the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and on which the Fund must pay income taxes) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently (and thus pay taxes on such accrued amounts), even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (and pay taxes on such income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes (and pay taxes on such income) to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount on such obligations, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The imposition of foreign taxes will decrease the Fund’s yield on securities subject to such taxes. The Fund may be entitled to a credit against its U.S. foreign income tax liability for the foreign taxes incurred, although the ability to claim such credits may be subject to significant limitations. Holders of Fund shares will not be able to receive credits or deductions on their own returns for foreign taxes paid by the Fund.

Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If the Fund invests in shares of other investment companies or ETFs, its income and gains will consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. The amount, timing or character of income realized by the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Investments in securities other than MLP equity securities may well generate current taxable income to the Fund on which it will currently be required to pay income taxes, thus potentially reducing the amount of cash available for distribution to the Fund shareholders, the amount of distributions treated as a return of capital in the hands of Fund shareholders, and the Fund’s share value.

The Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iii) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (iv) cause the Fund to recognize taxable income or gain without a corresponding receipt of cash, or (v) otherwise adversely alter the characterization of certain of these transactions. These rules could therefore affect the amount, timing and/or character of income recognized by the Fund.

The Fund may invest in certain securities, such as ETNs, or engage in certain derivatives transactions the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. For instance, the timing and character of income or gains arising from ETNs can be uncertain. While the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by IRS with respect to one or more of these rules (which determination or guidance could be retroactive) could affect the timing or character of income recognized by the Fund and may adversely affect the Fund’s tax liability.

Sale, Exchange, or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder equal to the difference between the proceeds received or deemed received on such sale, redemption or exchange of Fund shares and a shareholder’s adjusted basis in those Fund shares. As discussed above, a shareholder’s adjusted basis takes into account reductions (but not below zero) for distributions that are treated as a tax-free return of capital. In general, except for certain redemptions as noted below, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition, including by means of dividend reinvestment. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

A redemption of Fund shares will be treated as a sale or exchange of such shares subject to the foregoing provisions, provided the redemption either (a) is not essentially equivalent to a dividend, (b) is a substantially disproportionate redemption, or (c) is a complete redemption of a shareholder’s entire interest in the Fund. For purposes of (a), (b) and (c) above, a shareholder’s actual and constructive ownership of Fund shares will be taken into account under applicable Code provisions. Shareholders should consult their tax advisers regarding the application of one or more of these tests to their particular situation. If any of these three tests for sale or exchange treatment under Section 302(b) of the Code is met, a shareholder will generally recognize gain or loss equal to the difference between the redemption proceeds paid by the Fund for the shares and the holder’s adjusted basis in such shares as discussed above.

Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Fund Distributions” above. In particular, if such redemption is treated as being paid out of the Fund’s current or accumulated earnings and profits, it will be taxable to the shareholder as an ordinary dividend. In the case of redemptions not qualifying for sale or exchange treatment, a shareholder will generally not be permitted to recognize any loss in connection with the redemption of its shares. In addition, in the case of a corporate holder of Fund shares, if the requirements of Section 302(b) of the Code are not met and the shareholder is treated as receiving a dividend from the Fund, in certain cases the dividend could constitute an “extraordinary dividend” under Section 1059 of the Code. Corporate shareholders should consult their tax advisers for the possible applicability of this special rule to them.

Backup Withholding

The Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

In general, dividends paid by the Fund out of its current or accumulated earnings and profits to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

If the amount of a distribution to a foreign shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the foreign shareholder’s tax basis in its Fund shares and thereafter will be taxable as capital gain. As discussed above under “Fund Distributions,” HCM expects that only a portion of its distributions to shareholders with respect to Fund shares will be treated as dividends for U.S. federal income tax purposes, although no assurance can be given in this regard. A return of capital or capital gain recognized by a foreign shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described in the immediately following paragraph. However, the Fund (or if Fund shares are purchased through an intermediary, an intermediary) may apply U.S. federal income tax withholding to such distributions because of uncertainty as of the time such distributions are made regarding the amount of the Fund’s earnings and profits for the applicable taxable year, and hence as to whether the distribution should be treated in whole or in part as a dividend. To the extent such withholding occurs, a foreign shareholder may be permitted to seek a refund of the withheld tax by filing an appropriate claim for a refund with the IRS.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale, redemption or exchange of shares of the Fund or on the portion of a Fund distribution that is in excess of the Fund’s accumulated and current earnings and profits and is treated as a capital gain in the hands of a shareholder, as described in “Fund Distributions” above, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distribution and certain other conditions are met, or (iii) subject to the exceptions discussed below, the Fund is or has been a “United States real property holding corporation” (“USRPHC”) for U.S. federal tax purposes.

Special rules apply to distributions to certain foreign shareholders from a C Corporation that is either a USRPHC or former USRPHC. Additionally, special rules apply to the sale of shares in a C Corporation that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) -- USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC -- the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Certain equity securities the Fund may hold in MLPs and similar vehicles could be considered USRPIs. However, in general, under current Treasury regulations, if the Fund owns 5% or less of any class of publicly traded shares of an MLP, such interests will not be considered USRPIs in the Fund’s hands. Nevertheless, the Fund may be, or may prior to a foreign shareholder’s redemption of its Fund shares, become a USRPHC.

In the event the Fund is or were to become a USRPHC, in general, it (or if Fund shares are purchased through an intermediary, the intermediary) could be required to withhold U.S. tax on the proceeds of a share redemption or exchange by a foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption or exchange. Moreover, the Fund (or the intermediary, as applicable) could be required to withhold on amounts distributed to a foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. These rules are complex and foreign shareholders should consult their tax advisers prior to investing in the Fund concerning the potential application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

In order to qualify for lower withholding tax rates under applicable income tax treaties or to establish an exemption from backup withholding (see “Backup Withholding” above), a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders and RIC Shareholders

Because the Fund is a C corporation for U.S. federal tax purposes, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders, including employee benefit plans and individual retirement plans. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As explained above, a holder of Fund shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Fund shares, both of which will constitute qualifying income for a RIC as dividends or gain on the sale of stock or securities. Finally, because the Fund is a regular C corporation and not a RIC for U.S. federal tax purposes, its shares will not constitute automatically diversified assets for purposes of the RIC asset diversification tests, but rather will be subject to the limitations applied to other securities set forth in that test.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends (other than exempt-interest dividends) it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of the sale, redemption or exchange of Fund shares it pays after December 31, 2016.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

PRINCIPAL SHAREHOLDERS

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. As of January 15, 2015, the only persons known by the Funds to own of record or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
Dividend Equity Fund
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	36.76%
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104	32.11%
Energy MLP Fund
Highland Global Allocation Fund 200 Crescent Ct. Ste. 700 Dallas, TX 75201	51.93%
Global Allocation Fund
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	37.36%

As of January 15, 2015, the officers and Trustees, as a group, owned less than 1% of any class of any Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. As of January 15, 2015, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Dividend Equity Fund – Class A
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	84,705.84	26.19%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	81,523.65	25.21%
State Street Bank and Trust Cust. IRA R/O FBO Robert G. Leiden 21 Paulding Dr. South Chatham, MA 02659	26,741.87	8.27%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Dividend Equity Fund – Class C
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	131,386.12	84.05%
Dividend Equity Fund – Class Y
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104	511,052.16	45.48%
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	375,344.22	33.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	139,417.15	12.41%
Energy MLP Fund – Class A
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	240,256.84	48.33%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	181,404.60	36.49%
Oppenheimer & Co. Inc. FBO Gary W. Rush Revocable Living Trust DTD 3/25/2011 Gary W. Rush Trustee (UMA) 2703 Sleepy Hollow Dr. Lafayette, IN 47904	27,209.94	5.47%
Energy MLP Fund – Class C
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	7,152.81	10.41%
RBC Capital Markets LLC Donald M. Sedlak TTEE Lillian A. Sedlak Trust FBO Grandchildren P.O. Box 1130 Minocqua, WI 54548	3,942.89	5.74%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	3,863.16	5.62%
RBC Capital Markets LLC John W. Johnson Individual Retirement Account 1935 Burrows Lane Sanford, FL 32771	3,489.69	5.08%
Energy MLP Fund – Class R
Jefferies LLC 101 Hudson St., Fl. 11 Jersey City, NJ 07302	1,099.96	98.23%
Energy MLP Fund – Class Y
Highland Global Allocation Fund 200 Crescent Ct. Ste. 700 Dallas, TX 75201	1,887,088.53	61.50%
Highland Long Short Equity Fund 200 Crescent Ct. Ste. 700 Dallas, TX 75201	830,974.68	27.08%
Jefferies LLC 101 Hudson St., Fl. 11 Jersey City, NJ 07302	247,939.38	8.08%
Premier Growth Equity Fund – Class A
Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104	575,125.80	11.12%
Premier Growth Equity Fund – Class C
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	100,567.04	15.75%
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	43,161.92	6.76%
Premier Growth Equity Fund – Class R
MG Trust Company Cust. FBO Stellar Dental PLLC 717 17TH Street, Suite 1300 Denver, CO 80202	1,943.57	43.21%
Massachusetts Mutual Insurance Co. 1295 State ST. C105 Springfield, MA 01111	1,929.47	42.89%
MG Trust Company Cust. FBO Pro Transportation Inc. 401K Profit 717 17TH Street, Suite 1300 Denver, CO 80202	411.64	9.15%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Premier Growth Equity Fund – Class Y
Mercer Trust Company TTEE FBO IBEW Local Union No. 126 Retirement Plan Attn. DC Plan Admin. MS N-2-E One Investors Way Norwood, MA 02062	299,566.00	29.99%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	92,854.71	9.29%
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104	54,050.57	5.41%
Small-Cap Equity Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	503,915.42	19.94%
Small-Cap Equity Fund – Class C
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	52,501.28	19.10%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	38,395.29	13.97%
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	28,386.88	10.33%
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	18,914.46	6.88%
Small-Cap Equity Fund – Class R
Highland Capital Mgmt Services Inc. 300 Crescent Ct. Ste. 700 Dallas, TX 75201	110.89	100%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Small-Cap Equity Fund – Class Y
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	119,785.25	42.70%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	75,983.55	27.09%
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104	43,803.04	15.61%
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	18,595.14	6.63%
Fixed Income Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	2,170,795.66	19.47%
Fixed Income Fund – Class C
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	102,522.06	29.37%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	52,484.99	15.04%
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	34,403.77	9.86%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	30,947.33	8.87%
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	27,036.37	7.75%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Fixed Income Fund – Class R
Highland Capital Mgmt Services Inc. 300 Crescent Ct. Ste. 700 Dallas, TX 75201	169.38	100%
Fixed Income Fund – Class Y
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	12,257.54	59.12%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	4,819.54	23.24%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	1,863.30	8.99%
RBC Capital Markets LLC Sharon K. Dormire 4187 Mississippi Street San Diego, CA 92104	1,160.99	5.60%
Tax-Exempt Fund – Class A
Louise T. Wood TOD Subject to BFDS TOD Rules 1550 Westbrook CT, Apt. 6219 Richmond, VA 23227	89,092.85	7.19%
Tax-Exempt Fund – Class C
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	38,410.21	44.79%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	20,264.07	23.63%
National Financial Services LLC for exclusive benefit of our customers 499 Washington Blvd Attn. Mutual Funds Dept. 4th Flr. Jersey City, NJ 07310	5,132.59	5.98%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	4,346.28	5.07%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Tax-Exempt Fund – Class Y
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	5,821.68	40.04%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	4,510.63	31.02%
Janney Montgomery Scott LLC Jean L. Feike 1801 Market Street Philadelphia, PA 19103	1,851.71	12.73%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,536.10	10.56%
Global Allocation Fund – Class C
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	9,836,420.11	37.54%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	5,373,533.14	20.51%
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	3,998,008.13	15.26%
Global Allocation Fund – Class R
MG Trust Company Cust. FBO Dunstan Dental Center, LLC 401(k) R 717 17TH Street, Suite 1300 Denver, CO 80202	64,923.60	96.14%
Global Allocation Fund – Class Y
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	16,730,506.64	37.33%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	10,601,165.42	23.65%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	9,523,177.75	21.25%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	2,296,425.54	5.12%
Total Return Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	201,204.53	7.01%
Genworth Life & Annuity Ins. Co. Attn. Variable Accounting Dept. 6620 W. Broad St., Bldb 2 Richmond, VA 23230	146,080.01	5.09%
Total Return Fund – Class C
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	114,006.48	41.90%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	48,985.83	18.00%
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	32,052.93	11.78%
Total Return Fund – Class R
Highland Capital Mgmt Services Inc. 300 Crescent CT Ste 700 Dallas, TX 75201-7489	52.99	100%
Total Return Fund – Class Y
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	13,418.80	43.08%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246	13,028.35	41.83%
Morgan Stanley Smith Barney, LLC 1 New York Plz., FL 12 New York, NY 10004	3,255.36	10.45%

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”).

Currently, there are 8 series of the Trust, of which 7 are publicly offered. The Total Return Fund, Tax-Exempt Fund, and Fixed Income Fund were added as series of the Trust on November 11, 1992. The Premier Growth Equity Fund was added as a series of the Trust on July 22, 1996. The Global Allocation Fund was added as a series of the Trust on June 2, 1997. The Small-Cap Equity Fund was added as a series of the Trust on May 8, 1998. The Dividend Equity Fund commenced operations on or about November 14, 2011. The Energy MLP Fund was added as a series of the Trust on December 1, 2011.

Prior to February 18, 2011, GEAM was the investment adviser to the Global Allocation Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, Fixed Income Fund, Tax-Exempt Fund and Total Return Fund. Effective as of February 18, 2011, HCMFA serves as the investment adviser to the Funds. The name of the Trust was changed from “GE Funds” to “Highland Funds II” effective February 22, 2011. The name of the Trust was changed from “Highland Funds II” to “Pyxis Funds II” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds II” to “Highland Funds II” effective February 8, 2013.

In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. The Transfer Agent maintains a record of each shareholder’s ownership of shares of a Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate a Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the

Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. Ropes & Gray LLP serves as counsel for the Trust.

Independent Registered Public Accounting Firm. KPMG LLP, located at Two Financial Center, 60 South Street, Boston, MA 02111, serves as the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits and report on the annual financial statements, and performs other professional accounting, auditing and tax services when engaged to do so.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Reports to Shareholders for the fiscal year ended September 30, 2014 are incorporated into this SAI by reference. The 2014 financial statements included in the Funds’ Annual Reports, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2014 Annual Reports to Shareholders for the fiscal year ended September 30, 2014.

The audited financial statements incorporated by reference into the Funds’ Prospectus and this SAI have been so incorporated in reliance upon the report of KPMG LLP, given on its authority as an expert in auditing and accounting. The Funds’ Annual Reports are available without charge by calling the Funds at (877) 665-1287 or on the SEC’s website at http://www.sec.gov.

APPENDIX A

RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Global Long-term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

HIGHLAND CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

1.	Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly.

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3.	Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

1 For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1	The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

APPENDIX C

BROOKMONT CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY

Policy

Brookmont Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Suzie Begando has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Brookmont Capital Management has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Suzie Begando;
•	Suzie Begando will determine which client accounts hold the security to which the proxy relates;
•	Absent material conflicts, Suzie Begando will determine how Brookmont Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•	Brookmont Capital Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Brookmont Capital Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.
•	Suzie Begando will also send a copy of this summary to all existing clients who have previously received Brookmont Capital Management’s Disclosure Document; or Suzie Begando may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Suzie Begando.

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•	In response to any request Suzie Begando will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Brookmont Capital Management voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, Brookmont Capital Management will vote proxies in the best interests of each particular client. Brookmont Capital Management’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Brookmont Capital Management’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•	Brookmont Capital Management will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
•	Brookmont Capital Management will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Brookmont Capital Management will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•	Brookmont Capital Management will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Brookmont Capital Management with the issuer of each security to determine if Brookmont Capital Management or any of its employees has any financial, business or personal relationship with the issuer.
•	If a material conflict of interest exists, Suzie Begando will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
•	Brookmont Capital Management will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Suzie Begando shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Brookmont Capital Management receives;
•	A record of each vote that Brookmont Capital Management casts;
•	Any document Brookmont Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Suzie Begando or proxy committee, if applicable.
•	A copy of each written request from a client for information on how Brookmont Capital Management voted such client’s proxies, and a copy of any written response.

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APPENDIX D

GE ASSET MANAGEMENT INCORPORATED

PROXY VOTING POLICY

General

GE Asset Management Incorporated (and along with its investment advisory subsidiaries which will also leverage this policy, “GE Asset Management”) exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interest of its clients. Each proxy is reviewed individually, managed in accordance with this Proxy Voting Policy and voted consistent with the proxy guidelines (Proxy Guidelines) adopted by the Proxy Committee (as defined below) from time to time. In all cases the ultimate objective in voting proxies is to enhance shareholder value. The Proxy Voting Policy and Proxy Guidelines are provided to GE Asset Management personnel who have responsibility for managing the proxy voting process in an effort to maintain consistency and ensure compliance. Additionally, the Proxy Voting Policy has been adopted by the Board of Directors of GE Asset Management.

Certain clients expressly retain proxy voting responsibility or have entered into a relationship with another party who has been given authority to vote their proxies or to vote the proxies with respect to certain of their holdings. Such clients are not subject to this Proxy Voting Policy or the Proxy Guidelines. Additionally, certain other clients have instructed GE Asset Management to vote proxies in accordance with each such client’s proxy voting guidelines. In such cases GE Asset Management will still follow the procedure set forth in the Proxy Voting Policy though the Proxy Guidelines will not be applicable. For purposes of clarification, with respect to GEAM sponsored mutual funds, the Fund’s Boards of Trustees have delegated the responsibility for voting proxies to GEAM for all Funds (or allocation of Fund assets) that are managed by GEAM. For those Funds (or allocation of Fund assets) that are managed by a sub-adviser, the Fund’s Board of Trustees has delegated proxy voting responsibilities to that subadviser.

Proxy Committee

The Proxy Committee is comprised of between five (5) and ten (10) individuals, including both the Chief Executive Officer and the General Counsel of GE Asset Management. Members of the Proxy Committee are appointed by the Board of Directors of GE Asset Management (Board) and will be evidenced by a resolution adopted by the Board. The Proxy Committee participates in the proxy voting process as detailed below and may amend the Proxy Guidelines at any time by majority written consent.

Proxies and Corporate Actions Analyst

The Proxy Analyst is an employee of GE Asset Management and has responsibility for facilitating the processing of all proxy votes for any annual or special meeting for all voting securities held in the various GE Asset Management portfolios and monitoring such process.

Annual Review of Proxy Voting Policy and Proxy Guidelines

The Proxy Committee will meet at least annually to review and analyze current issues and update, if necessary, the Proxy Guidelines and Proxy Voting Policy. Appropriate GE Asset Management personnel may also be requested to participate in this meeting.

Third Party Services

GE Asset Management currently utilizes the services of Institutional Shareholder Services, Inc. (ISS) for proxy research, voting, administrative and reporting.

Voting Procedure

1. ISS receives proxy material from custodial banks, Broadridge and directly from companies.

2. For every proxy ISS receives, ISS reviews all proxy material and provides the Proxy Analyst with an analysis of such material, including management’s recommendation of how to vote the proxy, and a vote recommendation based on the Proxy Guidelines or specific client guidelines.

3. The Proxy Analyst reviews each vote recommendation given by ISS and does the following:

a. Domestic and International Routine Corporate Governance Issues and Routine Social Issues: The Proxy Analyst votes in accordance with the ISS recommendation on routine issues.

b. Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Vote with Management: If the issue is (a) determined to be non-routine by the Proxy Analyst, or is (b) a “refer” issue as determined by ISS, due to the fact it is not addressed in the Proxy Guidelines, a GE Asset Management securities analyst (“Securities Analyst”) or portfolio manager (“Portfolio Manager”) for the relevant asset class will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and not inconsistent with the Proxy Guidelines, the process will continue as provided in section (4) below.

c. Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Voting Against Management: If the issue is (a) determined to be non-routine by the Proxy Analyst or is (b) a “refer” issue as determined by ISS due to the fact that it is not addressed in the Proxy Guidelines and either (i) the Portfolio Manager or Securities Analyst for the relevant asset class recommends a vote against management or (ii) the Portfolio Manager or Securities Analyst seeks in any case to vote contrary to the Proxy Guidelines (other than abstention votes), then at least three (3) Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (See Material Conflict of Interest below).

4. The vote decision is communicated to ISS. GE Asset Management may abstain from voting a proxy in a limited number of circumstances.

5. ISS votes the proxy through Broadridge, the solicitors, or the custodian banks, as the case may be.

6. Comprehensive reports of all proxy votes are reviewed semi-annually by the Proxy Analyst and annually by the Proxy Committee.

Issues Involving a Material Conflict of Interest

A material conflict of interest may arise in a situation where the Proxy Analyst, Portfolio Manager, or Securities Analyst when voting the proxy, has knowledge of a situation where either GE Asset Management or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:

-	General Electric Company, the parent of GE Asset Management, is soliciting proxies in connection with a transaction involving an issuer of securities that GE Asset Management holds in its client accounts.
-	A plan sponsor of a benefit plan to which GE Asset Management provides services is also the issuer of securities that GE Asset Management holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case would a material conflict of interest exist unless the assets of such benefit plan managed by GE Asset Management constituted more than 1% of GE Asset Management’s assets under management.
-	An officer or employee of GE Asset Management or one of its affiliates serves as a director of a company during a time when GE Asset Management has an opportunity to vote securities of that company.

If a material conflict of interest does arise, ISS will be solely responsible for determining how to vote the proxy based upon the Proxy Guidelines or specific client guidelines. Should this be impractical, another independent third party will be engaged to determine how to vote the proxy. Additionally, a material conflict of interest form in the form attached hereto (Material Conflict of Interest Form) will be completed and signed by the Proxy Analyst and at least one member of the Proxy Committee. Material Conflict of Interest Form(s), if any, will be provided to the Proxy Committee on an annual basis and, in the case of a mutual fund that holds the portfolio security in question, to the board of such mutual fund at its next regularly scheduled meeting.

Securities Lending Programs

Securities held by a client may be lent out to a borrower. In such an instance, the securities are typically transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where a Portfolio Manager or Securities Analyst determines that a proxy vote is materially important to a client’s interest and where it is feasible to recall the security on a timely basis, GE Asset Management may use its reasonable efforts to recall the security. GE Asset Management disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the security before the record date and/or the deadline for voting, as applicable.

Record Retention Policy

GE Asset Management will maintain the following for a period of five (5) years:

-	Proxy Voting Policy.
-	Proxy Guidelines.
-	Written request for proxy voting records and a written response to such request.
-	Any document prepared by an analyst or Proxy Committee member that was material to the voting of a proxy.

GE Asset Management has hired ISS to maintain the following for a period of five (5) years:

-	Proxy statements received regarding client securities (unless available through the Securities and Exchange Commission’s EDGAR system).
-	Records of votes cast on behalf of clients. Such records will be made available to GE Asset Management via a website hosted and maintained by ISS or upon request.

Other GE Advisory Businesses

Each GE advisory business is individually responsible for developing a proxy voting policy and for voting its proxies accordingly. GE Asset Management will not knowingly share any information regarding its voting decisions directly with any of the other GE advisory businesses, nor will it seek to obtain any information from them regarding their voting decisions.

Form N-PX

GE Asset Management will file a Form N-PX in accordance with the law.

Obtaining Proxy Policy, Proxy Guidelines and Voting Records

GE Mutual Funds Shareholders

If a GE mutual funds shareholder wants to obtain a summary of the Proxy Policy and Proxy Guidelines or a Form N-PX, such shareholder can (a) call a designated toll-free number during business hours, (b) view the GE mutual funds’ website, or (c) view the SEC’s website at www.sec.gov. If a request is received telephonically, the summary must be sent out within three (3) business days of receipt of the request by first-class mail or other means designed to ensure equally prompt delivery.

Advisory Clients

Non-mutual fund clients (Advisory Clients) are provided a summary of the Proxy Policy and Proxy Guidelines in Form ADV, Part II.

Should an Advisory Client wish to obtain the Proxy Policy and/or Proxy Guidelines in full or information regarding how GE Asset Management voted proxies for their account, the Advisory Client can contact their account representative or the Proxy Analyst.

APPENDIX E

PALISADE CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICY

Palisade Capital Management, L.L.C. (“Palisade”) undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of the shareholders. To assist it in carryout out this policy, Palisade has engaged the services of Institutional Shareholder Services (“ISS”). ISS provides research on each issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the ISS guidelines (“ISS Guidelines”), which Palisade has adopted as a general policy. The ISS research and recommendation are then forwarded to one of Palisade’s Chief Investment Officers, who then makes an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the recommendations of management of the company holding the shareholder meeting, with overriding consideration to the fund’s stated guidelines on the issue, if any.

Palisade has a “Mandatory Sign-Off” procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade’s Compliance Department is responsible for monitoring receipt of ISS’s research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade endeavors to adhere to the ISS Guidelines when voting proxies. However, situations may arise where such Chief Investment Officer believes that it is in the best interests of the fund’s shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of the portfolio manager or analyst covering the security, who will review the issue. If the portfolio manager or analyst also desires to vote the proxy contrary to the agent’s recommendation, the portfolio manager or analyst will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining their reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflicts of interest (as discussed below) have influenced the portfolio manager or analyst’s proxy voting decision and may approve an “override” of the ISS recommendation if the Committee is comfortable that no such material conflict exists.

A conflict of interest may arise when Palisade has knowledge of a situation where any of Palisade, its members, employees, or affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade’s annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies.

If a material conflict of interest does arise, however, ISS will be solely responsible for voting the proxy based upon the ISS Guidelines or the fund’s specific guidelines, if any, and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above. As used above, the definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the proxy voting agent’s certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

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Appendix F

Proxy Voting Policy of FFA

In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), First Foundation Advisors (“FFA”) has adopted the following proxy voting policy with respect to those assets for which a client has vested FFA with discretionary investment management authority (the “assets”).

FFA’s Policy

Unless a client directs otherwise, in writing, FFA shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. FFA and/or the client shall correspondingly instruct each custodian of the assets to forward to FFA copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how FFA addressed any such circumstance or conflict shall be maintained by FFA - see examples below), it is FFA’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. FFA shall monitor corporate actions of individual issuers and investment companies consistent with FFA’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, FFA may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), FFA may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. FFA shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how FFA voted on any specific proxy issue is also available upon written request. Any questions regarding FFA’s proxy voting policy shall be directed to Greg Bruce, Chief Compliance Officer of FFA.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of FFA, is not in the best interests of the client.

Implementation/Adoption

Greg Bruce, Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how FFA addressed any mitigating circumstance or conflict of interest. Mr. Bruce shall be primarily responsible for the ongoing review and evaluation of FFA’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2).

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